united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

DUNHAM
World-Class Trust & Investment Firm

April 30, 2019

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Floating Rate Bond Fund

Dunham Long/Short Credit Fund*

Dunham Corporate/Government Bond Fund

Dunham Monthly Distribution Fund

Dunham Dynamic Macro Fund

Dunham High-Yield Bond Fund

Dunham International Opportunity Bond Fund

Dunham Large Cap Value Fund

Dunham Focused Large Cap Growth Fund

Dunham International Stock Fund

Dunham Real Estate Stock Fund

Dunham Small Cap Value Fund

Dunham Small Cap Growth Fund

Dunham Emerging Markets Stock Fund

**Formerly the Dunham Appreciation & Income Fund*

Investment Adviser:

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF THE DUNHAM FUNDS’ SHAREHOLDER REPORTS LIKE THIS ONE WILL NO LONGER BE SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES OF THE REPORTS FROM THE DUNHAM FUNDS OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. INSTEAD, THE REPORTS WILL BE MADE AVAILABLE ON A WEBSITE, AND YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM THE DUNHAM FUNDS ELECTRONICALLY BY CALLING (888)-3DUNHAM (338-6426) OR CONTACTING YOUR FINANCIAL INTERMEDIARY.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM THE DUNHAM FUNDS OR YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY CALLING (888)-3DUNHAM (338-6426) OR CONTACTING YOUR FINANCIAL INTERMEDIARY. YOUR ELECTION TO RECEIVE REPORTS IN PAPER WILL APPLY TO ALL DUNHAM FUNDS HELD BY YOU OR THROUGH YOUR FINANCIAL INTERMEDIARY.

THIS SEMI-ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS. SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION. ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS. EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS. IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HERIN AND THE APPLICABLE FUND’S PROSPECTUS. OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

Volatility rocked global equity and bond markets during the six-month period as the Federal Reserve exhibited a hawkish stance in regards to monetary policy, trade tensions between the U.S and China escalated, China faced trouble in its own economy, and oil prices drastically declined. Nevertheless, global equities and bond markets ended the six-month period with gains, as these same key macro drivers reversed.

In December, the Federal Reserve bumped interest rates up 0.25 percent to a range of 2.25 percent to 2.50 percent. Even though the decision was planned months in advance, the move still unsettled markets. During the same month, the likelihood of a partial U.S government shutdown, deteriorating trade talks between the two largest economies, Brexit negotiations, and oil falling to around $40 a barrel were some events that pushed the S&P 500 Index approximately 16 percent lower within three weeks of December.

By January’s end, the S&P 500 had nearly climbed back to where it had started in December, as first quarter earnings season began to beat expectations and the Federal Reserve announced that it would not raise interest rates in the month of January. In addition, China announced in January that it would provide economic stimulus to its economy and oil prices rose to $54 a barrel.

By April’s end the largest surprise during the six-month period occurred when Chairman Jerome Powell announced the Federal Reserve would halt all interest rate hike plans in 2019 and end quantitative tightening of the balance sheet until further indication of inflation was seen. First quarter earnings season wound down with approximately 80 percent of companies, beating earnings. Furthermore, economic data of unemployment reaching a 50 year low, consumer sentiment reaching decade year highs, and first quarter GDP coming in better than expected at 3.2 percent all pointed to a heathy economy. Fears of a possible recession in 2019 were cast aside and markets roared to finish the six-month period ahead.

The rally in risk assets, lifted high-yield bonds higher as well, while many investors preferred corporate bonds with their fixed coupons over floating rate bonds due to fears of rising interest rates abating in the short term. Floating rates bonds, as measured by S&P / LSTA Leverage Loan Index, rose 2.1 percent, international bonds increased 3.3 percent, as measured by the Bloomberg Barclays Global Aggregate ex-U.S. bond index, corporate and government bonds rose by 5.5 percent, as measured by the Bloomberg Barclays Aggregate Bond Index, and high-yield bonds rose 6.2 percent, as measured by the Bloomberg Barclays High-Yield Ba/B 2% Issuer Cap Index. Dunham’s diversified fixed income stood strong, as the strategy remained balanced to corporate bonds, high yield bonds, and alternatives without overweighting low duration floating rate bonds.

During the six-month period, the Dow Jones Industrial Average rose 7.1 percent, the S&P increased 9.8 percent, and the NASDAQ Composite scaled 11.5 percent. The S&P’s impressive 10-year cumulative returns of 316 percent, a 15.3 percent annualized return, has most likely been on the minds of many investors due to their home-country bias. Much of this recent surge in 10-year performance has been caused by the extensive losses of the Great Financial Crisis rolling off, as March 2009 started the bull market. For perspective, the S&P 500 Index’s cumulative 10-year return as of the end of last year’s April 2018 (including the entire Great Financial Crisis in the 10-year history) was 163 percent – roughly a 10.2 percent annualized return. For these reasons, the concept of diversifying beyond large capitalization U.S. stocks is lost on many investors with the allure of these strong 10-year returns; however, Dunham remains steadfast in diversification beyond large capitalization U.S. stocks with international stocks and emerging markets stocks.

International diversification showed strength during the six-month period as, emerging market stocks, as measured by the MSCI ACWI Emerging Markets Index (Net), outperformed all U.S. markets by rising 13.8 percent, and international stocks, as measured by the MSCI ACWI ex US Index (Net), increased 9.1 percent, in-line with most broad U.S. markets.

We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

April 30, 2019

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Retail investor outflows continued throughout the six-month period most likely driven by the Federal Reserve’s decision to not raise interest rates in 2019. Markets even began to price an interest rate cut by the end of 2019, which most likely caused investors to favor fixed-rate corporate bonds. Strong macroeconomic data and an acceptable earnings season all pointed to a lower probability of recession during 2019, which helped risk assets and may explain why equity sensitive high-yield bonds also rallied. However, during the last three months institutional CLO demand, loan repayments via high-yield issuance, and lower primary issuance supply offset retail redemptions and set up the market for loan price increases. By February 21, 2019, bank loans had regained previous losses and from that point on continued to rise through the end of April. During the six-month period, the bank loan space, as measured by the S&P LSTA Leveraged Loan Index, appreciated 2.1 percent. Corporate bonds in general, as measured by the ICE BofA Merrill Lynch Corporate Index, advanced 7.0 percent during the six-month period. High-yield bonds, as measured by the ICE BofA Merrill Lynch Cash Pay High-Yield Index, rose 5.6 percent during the six-month period.

The continued healthy backdrop was also attractive for credit spread portfolios and may have reduced investors’ default expectations. The loan market default rate stood at 1.01 percent in April, which was near a multi-year low. Loan market prices improved to 97.5 in April as investors sought opportunities in the secondary market, while the primary issuance market remained light. Loans rated BB were priced at 99.3, B rated loans were priced at 98.1, and CCC rated loans were priced at 86.6. Loan spreads to maturity closed at London Interbank Offered Rate LIBOR+389 in April, tighter by 78 basis points year-to-date, as investors and risk markets grew more comfortable with U.S. and global fundamental trends, specifically that economies were not entering a recession to start the year.

Allocation Review

During most of the six-month period, the Sub-Adviser was overweight the sector categories consumer non-durables, housing, and gaming, while underweight cyclical industries such as automotive and transportation. The Sub-Adviser was extremely underweight technology and retail companies. Security selection within the manufacturing, broadcasting, diversified media and food industries contributed to Fund performance, while security selection that detracted came from the consumer non-durables and energy industries during the second fiscal quarter.

Holdings Insights

During the six-month period, the top contributor to the Fund was CPI Card Group 8/17/2022 (BL1785619) (holding weight*: 0.54 percent). CPI Card Group manufactures physical debt and credit cards from Mastercard to Visa to dual interface to metal cards. Fourth quarter results marked the company’s third consecutive quarter of earnings stability, as card volumes recovered with cash flow up 55 percent year-over -year. The holding appreciated 18.9 percent during the six-month period. Another contributor to the Fund was IHeartCommunications, Inc. 9.0% 12/15/2019 (184502BL5) (holding weight*: 0.04 percent). IHeartCommunications, Inc. is the largest radio station owner in the U.S. and also has a substantial interest in the second largest outdoor advertising company in the world. A combination of better fourth quarter 2018 results and its pending exit from bankruptcy pushed the value of loans up over the six-month period. Overall, the holding gained 9.5 percent return during the time period. A third contributor to the Fund was PetSmart Inc. 3/11/2022 (BL226478) (holding weight*: 0.37 percent). The company is a retailer of pet animal products and services. The loan rose after the company announced it would seek an Initial Public Offering for its e-commerce website chewy.com. The holding climbed 16.1 percent during the six-month period.

The largest detractor from Fund performance was Ditech Holding 6/30/2022 (BL249813) (holding weight*: 0.35 percent) an independent originator and servicer of mortgage loans and reverse mortgage loans. The loan fell after the company declared Chapter 11 bankruptcy for the second time in 14 months and was considering strategic alternatives, which included selling the company. During the six-month period, the holding lost 28.6 percent. The second largest detractor to the Fund was Isagenix Worldwide LLC 5/26/2025 (BL2682096) (holding weight*: 0.24 percent). The company is a multi-level marketer of weight management products and nutritional supplements. Low unemployment, increasing competition for workers in the gig economy, fiercer competition in the weight loss industry, and a saturated social media ecosystem negatively weighed on the company’s ability to attract employees. In addition, company specific issues—poor marketing message, failed product introduction, and a weak overseas launch—led to two consecutive quarters of mediocre operating performance. During the six-month period, the holding fell 16.8 percent. Another detractor from Fund performance was Gavilan Resources LLC 2/23/2024 (BL2367672) (holding weight*: 0.19 percent), which is a petroleum exploration and production company located in the Texan Eagle Ford basin. The company revealed lower drilling output during the previous fiscal quarter and the holding slid 16.4 percent during the six-month period.

Sub-Adviser Outlook

Relative to the start of the year, the Sub-Adviser believes there are fewer cheap opportunities; however, improved CLO issuance, high yield issuance for loan repayments and lower supply, the Sub-Adviser believes, should lead to price stability in the secondary market. In addition, the Sub-Adviser believes the loan market yield -to-maturity of 6.5 percent compares favorably to the high-yield market of 6.1 percent. Despite the prospect of no further rate hikes and continued retail investors outflows, the Sub-Adviser believes investors may benefit from a higher yield while maintaining a senior position in the issuer’s capital structure and a secured interest in all assets of the issuer, which is important as the credit cycle matures. With a strong start to the year, the Sub-Adviser has de -risked slightly to take advantage of the improvement in loan prices. Moving forward, the Sub-Adviser believes return will be driven by coupon payments rather than price appreciation and default rates should remain low.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019

				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(11/1/13)
Class N	1.78%	3.35%	2.85%	2.79%
Class C	1.42%	2.49%	2.11%	2.02%
Class A with load of 4.50%	(2.89)%	(1.57)%	1.67%	1.67%
Class A without load	1.66%	3.10%	2.61%	2.53%
Credit Suisse Leveraged Loan Total Return Index	2.17%	4.46%	4.11%	4.22%
S&P/LSTA Leveraged Loan 100 Index **	2.09%	4.20%	3.55%	3.64%
Morningstar Bank Loan Category	1.88%	3.40%	3.12%	3.18%

**	Change in Fund’s benchmark. As a result, the Fund’s performance is compared to both indices in the table above.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 0.98% for Class N, 1.73% for Class C and 1.23% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 92.1%
BASIC MATERIALS - 3.2%
Covia Holdings Corp., Initial Term Loan	LIBOR + 4.000%	$565,725	6.592	+	5/31/2025	$504,604
Element Solutions, Inc., Initial Term Loan	LIBOR + 2.250%	733,163	4.826	+	1/30/2026	735,226
Graftech International Ltd., Initial Term Loan	LIBOR + 3.500%	744,750	6.076	+	2/12/2025	745,681
H.B. Fuller Co., Commitment Loan	LIBOR + 2.000%	678,227	4.580	+	10/20/2024	676,850
Ineos US Finance LLC, New 2024 Dollar Term Loan	LIBOR + 2.000%	1,896,000	4.576	+	3/31/2024	1,890,179
Kraton Polymers LLC, Dollar Replacement Term Loan (2018)	LIBOR + 2.500%	389,809	5.076	+	3/08/2025	389,727
New Arclin US Holding Corp., Replacement Term Loan (First Lien)	LIBOR + 3.500%	262,530	6.076	+	2/14/2024	263,351
Omnova Solutions, Inc., Term B-2 Loan	LIBOR + 3.250%	498,354	5.826	+	8/24/2023	499,599
US Salt LLC, Initial Term Loan	LIBOR + 4.750%	275,000	7.326	+	1/16/2026	276,375
						5,981,592
COMMUNICATIONS - 15.8%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	388,286	5.826	+	7/24/2021	341,758
Altice France SA, USD TLB-13 Incremental Term Loan	LIBOR + 4.000%	233,825	6.588	+	8/14/2026	229,649
Centurylink, Inc., Initial Term B Loan	LIBOR + 2.750%	1,010,060	5.326	+	2/01/2025	1,005,222
Charter Communications Operating LLC, Term B Loan	LIBOR + 2.000%	2,256,438	4.576	+	4/30/2025	2,264,549
Commscope, Inc., Initial Term Loan	LIBOR + 3.250%	915,000	5.826	+	4/06/2026	924,292
CSC Holdings, LLC, March 2017 Refinancing Term Loan	LIBOR + 2.250%	1,756,299	4.838	+	7/16/2025	1,752,883
CSC Holdings, LLC, October 2018 Incremental Term Loan	LIBOR + 2.250%	379,050	4.838	+	1/16/2026	378,197
CSC Holdings, LLC, January 2018 Incremental Term Loan	LIBOR + 2.500%	128,700	5.088	+	1/24/2026	128,861
E.W. Scripps Co., Term Loan B	LIBOR + 2.750%	385,000	5.342	+	4/04/2026	386,444
Frontier Communications Corp., Term B-1 Loan	LIBOR + 3.750%	1,140,263	6.326	+	6/16/2024	1,115,081
Go Daddy Operating Co. LLC, Tranche B-1 Term Loan	LIBOR + 2.000%	751,686	4.576	+	2/16/2024	753,975
Hoya Midco LLC., Initial Term Loan (First Lien)	LIBOR + 3.500%	867,936	6.076	+	6/30/2024	863,058
iHeart Communications, Inc., Tranche D Term Loan	LIBOR + 8.750%	1,510,000	9.000	+	12/15/2019	1,125,426
KSBR Holding Corp., Initial Term Loan	LIBOR + 4.500%	140,000	7.088	+	4/16/2026	141,487
Level 3 Financing, Inc., Tranche B 2024 Term Loan	LIBOR + 2.250%	2,410,000	4.826	+	2/22/2024	2,414,217
MCC Iowa LLC, Tranche M Term Loan	LIBOR + 2.000%	783,187	4.583	+	1/16/2025	784,820
Mcgraw-Hill Global Education Holdings LLC, Term B Loan (First Lien)	LIBOR + 4.000%	1,475,136	6.576	+	5/04/2022	1,415,998
Mediacom Illinois LLC, Tranche N Term Loan	LIBOR + 1.750%	646,754	4.333	+	2/15/2024	645,295
Meredith Corp., Tranche B-1 Term Loan	LIBOR + 2.750%	613,750	5.326	+	2/01/2025	616,764
Numericable US LLC, USD TLB-11 Term Loan	LIBOR + 2.750%	638,625	5.326	+	8/01/2025	619,070
Numericable US LLC, USD TLB-12 Term Loan	LIBOR + 3.688%	323,219	6.275	+	2/01/2026	316,108
Radiate Holdco LLC, Closing Date Term Loan	LIBOR + 3.000%	854,604	5.576	+	1/31/2024	853,309
Red Ventures LLC, Term B-1 Loan (First Lien)	LIBOR + 3.000%	1,016,343	5.576	+	11/08/2024	1,021,424
Rodan & Fields LLC, Closing Date Term Loan	LIBOR + 4.000%	640,163	6.588	+	6/16/2025	569,745
SBA Senior Finance II LLC, Initial Term Loan	LIBOR + 2.000%	1,150,838	4.576	+	4/12/2025	1,145,803
Securus Technologies Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	370,900	7.076	+	10/31/2024	365,954
Securus Technologies Holdings, Inc., Initial Loan (Second Lien)	LIBOR + 8.250%	255,000	10.826	+	10/31/2025	249,517
Sinclair Television Group, Inc., Tranche B Term Loan	LIBOR + 2.250%	361,064	4.826	+	1/04/2024	361,741
Sprint Communications, Inc., Initial Term Loan	LIBOR + 2.500%	1,043,243	5.076	+	2/02/2024	1,015,597
Sprint Communications, Inc., 2019 Incremental Term Loan	LIBOR + 3.000%	369,075	5.576	+	2/02/2024	364,308
Telenet Financing USD LLC., Term Loan AN Facility	LIBOR + 2.250%	680,000	4.888	+	8/16/2026	678,980
Tribune Media Co., Term B Loan	LIBOR + 3.000%	22,405	5.576	+	12/28/2020	22,475
Tribune Media Co., Term C Loan	LIBOR + 3.000%	279,252	5.576	+	1/26/2024	279,907
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan	LIBOR + 2.750%	2,264,710	5.326	+	3/16/2024	2,183,419
Virgin Media Bristol LLC, K Facility	LIBOR + 2.500%	690,000	5.088	+	1/16/2026	692,763
West Corporation, Initial Term B Loan	LIBOR + 4.000%	445,155	6.615	+	10/10/2024	431,914
West Corporation, Incremental Term B-1 Loan	LIBOR + 3.500%	248,125	6.115	+	10/10/2024	239,751
Ziggo Secured Finance Partnership, Term Loan E Facility	LIBOR + 2.500%	890,000	5.088	+	4/16/2025	883,418
						29,583,179
CONSUMER, CYCLICAL - 19.0%
84 Lumber Co., Term B-1 Loan	LIBOR + 5.250%	412,919	7.832	+	10/24/2023	414,467
Accuride Corp., 2017 Refinancing Term Loan	LIBOR + 5.250%	450,862	7.850	+	11/16/2023	399,013
Affinity Gaming, Initial Term Loan	LIBOR + 3.250%	358,330	5.826	+	6/30/2023	342,804
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	87,220	4.579	+	4/28/2023	86,762
American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	489,559	4.588	+	12/14/2023	487,163
American Airlines, Inc., 2018 Replacement Term Loan	LIBOR + 1.750%	426,723	4.329	+	6/28/2025	421,686
American Axle & Manufacturing, Inc., Tranche B Term Loan	LIBOR + 2.250%	666,675	4.832	+	4/06/2024	658,342
American Builders & Contractors Supply Co., Inc., Term B-2 Loan	LIBOR + 2.000%	1,405,413	4.576	+	11/01/2023	1,396,334
American Greetings Corp., Initial Term Loan	LIBOR + 4.500%	342,413	7.076	+	4/06/2024	343,911
Aramark Intermediate HoldCo Corp., U.S. Term B-2 Loan	LIBOR + 1.750%	265,455	4.326	+	3/28/2024	265,754
Aramark Intermediate HoldCo Corp., U.S. Term B-3 Loan	LIBOR + 1.750%	1,357,024	4.326	+	3/12/2025	1,357,024
Aristocrat Leisure Ltd., Term B-3 Loan	LIBOR + 1.750%	1,553,214	4.330	+	10/20/2024	1,552,244
Bass Pro Group LLC, Initial Term Loan	LIBOR + 5.000%	933,703	7.576	+	9/24/2024	933,900
Boyd Gaming Corp., Refinancing Term B Loan	LIBOR + 2.250%	787,826	4.832	+	9/16/2023	789,303

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 92.1% (Continued)
CONSUMER, CYCLICAL - 19.0% (Continued)
Caesars Resort Collection LLC, Term B Loan	LIBOR + 2.750%	$1,950,313	5.326	+	12/24/2024	$1,958,640
Carlisle FoodService Products, Inc., Initial Term Loan (First Lien)	LIBOR + 3.000%	452,110	5.576	+	3/20/2025	437,982
Carlisle FoodService Products, Inc., Delayed Draw Term Loan (First Lien)	LIBOR + 3.000%	103,067	—	+	3/20/2025	100,426
CBAC Borrower LLC, Term B Loan	LIBOR + 4.000%	231,475	6.576	+	7/08/2024	232,151
CDS US Intermediate Holdings, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	622,336	6.337	+	7/08/2022	605,614
CEOC LLC, Term B Loan	LIBOR + 2.000%	1,397,313	4.576	+	10/08/2024	1,392,946
CityCenter Holdings LLC., Term B Loan	LIBOR + 2.250%	1,173,815	4.826	+	4/18/2024	1,174,825
Crown Finance US, Inc., Initial Dollar Tranche Term Loan	LIBOR + 2.250%	571,657	4.826	+	2/28/2025	569,990
CSC SW Holdco, Inc., Term B-1 Loan (First Lien)	LIBOR + 3.250%	713,093	5.851	+	11/14/2022	706,112
DexKo Global, Inc., Replacement U.S. Dollar Term B Loan (First Lien)	LIBOR + 3.500%	513,514	6.076	+	7/24/2024	513,514
Eldorado Resorts, Inc., Term Loan	LIBOR + 2.250%	789,246	4.833	+	4/16/2024	790,067
Formula One Management Ltd., Facility B3 (USD)	LIBOR + 2.500%	615,202	5.122	+	1/31/2024	607,896
Gateway Casinos & Entertainment Ltd., Initial Term Loan	LIBOR + 3.000%	501,213	5.600	+	11/30/2023	504,345
Global Appliance, Inc., Tranche B Term Loan	LIBOR + 4.000%	926,926	6.576	+	9/28/2024	930,402
Golden Nugget, Inc., Initial B Term Loan	LIBOR + 2.750%	827,456	5.331	+	10/04/2023	829,615
GVC Holdings PLC, Facility B2 (USD)	LIBOR + 2.500%	569,250	5.076	+	3/28/2024	569,748
HD Supply, Inc., Term B-5 Loan	LIBOR + 1.750%	845,247	4.326	+	10/16/2023	848,417
Hilton Worldwide Finance LLC, Series B-2 Term Loan	LIBOR + 1.750%	1,208,345	4.332	+	10/24/2023	1,213,571
Isagenix International LLC, Senior Lien Term Loan	LIBOR + 5.750%	567,875	8.350	+	6/14/2025	457,139
Libbey Glass, Inc., Initial Loan	LIBOR + 3.000%	555,242	5.581	+	4/08/2021	508,046
Michaels Stores, Inc., 2018 New Replacement Term B Loan	LIBOR + 2.500%	515,943	5.077	+	1/30/2023	513,848
Navistar, Inc., Tranche B Term Loan	LIBOR + 3.500%	930,600	6.097	+	11/06/2024	932,810
Neiman Marcus Group Ltd. LLC, Other Term Loan	LIBOR + 3.250%	1,242,776	5.834	+	10/24/2020	1,154,228
Panther BF Aggregator 2 LP, Term Loan B	LIBOR + 3.500%	850,000	6.133	+	3/18/2026	854,509
Patriot Container Corp., Closing Date Term Loan (First Lien)	LIBOR + 3.500%	633,600	6.076	+	3/20/2025	632,412
PetSmart, Inc., Amended Loan	LIBOR + 4.250%	722,456	6.834	+	3/12/2022	698,474
Playa Resorts Holding BV, Initial Term Loan	LIBOR + 2.750%	839,722	5.326	+	4/28/2024	829,053
Scientific Games International, Inc., Initial Term B-5 Loan	LIBOR + 2.750%	799,932	5.326	+	8/14/2024	799,040
Serta Simmons Bedding LLC, Initial Term Loan (First Lien)	LIBOR + 3.500%	299,115	6.085	+	11/08/2023	219,208
Siteone Landscape Supply LLC, Tranche E Term Loan	LIBOR + 2.750%	692,511	5.330	+	10/28/2024	690,637
SRAM LLC, New Term Loan (2018) (First Lien)	LIBOR + 2.750%	501,834	5.386	+	3/16/2024	504,343
Stars Group Holdings BV, USD Term Loan	LIBOR + 3.500%	576,417	6.100	+	7/10/2025	579,887
Station Casinos LLC, Term B Facility Loan	LIBOR + 2.500%	868,895	5.076	+	6/08/2023	871,367
Tenneco, Inc., Tranche B Term Loan	LIBOR + 2.750%	793,013	5.326	+	9/30/2025	776,906
TI Group Automotive Systems LLC, Initial US Term Loan	LIBOR + 2.500%	356,576	5.076	+	6/30/2022	354,347
Univar USA, Inc., Term B-3 Loan	LIBOR + 2.250%	718,439	4.826	+	6/30/2024	720,236
						35,531,458
CONSUMER, NON-CYCLICAL - 20.3%
21st Century Oncology, Inc., Tranche B Term Loan	LIBOR + 6.125%	144,779	8.726	+	1/16/2023	120,746
Accelerated Health Systems LLC, Initial Term Loan	LIBOR + 3.500%	463,838	6.089	+	11/01/2025	466,013
Acuity Specialty Products, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	275,800	6.600	+	8/12/2024	230,293
Agiliti Health, Inc., Initial Term Loan	LIBOR + 3.000%	435,000	5.595	+	1/04/2026	435,000
AHP Health Partners, Inc., Term Loan	LIBOR + 4.500%	580,613	7.076	+	6/30/2025	582,973
Albertson’s LLC, 2017-1 Term B-5 Loan	LIBOR + 3.000%	644,688	5.601	+	12/20/2022	646,483
Albertson’s LLC, 2018 Term B-7 Loan	LIBOR + 3.000%	1,142,772	5.576	+	11/16/2025	1,145,515
AlixPartners LLP, 2017 Refinancing Term Loan	LIBOR + 2.750%	945,247	5.326	+	4/04/2024	947,535
Allied Universal Holdco LLC, Incremental Term Loan (First Lien)	LIBOR + 4.250%	448,875	6.826	+	7/28/2022	444,499
Amneal Pharmaceuticals LLC, Initial Term Loan	LIBOR + 3.500%	605,284	6.076	+	5/04/2025	608,235
Atlantic Aviation FBO, Inc., Term Loan	LIBOR + 3.750%	129,675	6.326	+	12/06/2025	131,458
Avantor, Inc., Initial B-1 Dollar Term Loan	LIBOR + 3.750%	624,449	6.326	+	11/20/2024	628,299
Bausch Health Companies, Inc., Initial Term Loan	LIBOR + 3.000%	1,163,518	5.584	+	6/02/2025	1,170,126
Bausch Health Companies, Inc., First Incremental Term Loan	LIBOR + 2.750%	204,250	5.334	+	11/28/2025	204,679
Change Healthcare Holdings, Inc., Closing Date Term Loan	LIBOR + 2.750%	955,200	5.326	+	2/29/2024	956,308
CHG Healthcare Services, Inc., New Term Loan (2017) (First Lien)	LIBOR + 3.000%	367,263	5.576	+	6/08/2023	367,915
CHG PPC Parent LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	585,575	5.326	+	4/01/2025	586,676
Chobani LLC, New Term Loan (First Lien)	LIBOR + 3.500%	843,429	6.076	+	10/10/2023	833,940
Concordia International Corp., Initial Dollar Term Loan	LIBOR + 5.500%	90,090	8.097	+	9/06/2024	84,769
CPI Acquisition, Inc., Term Loan (First Lien)	LIBOR + 4.500%	1,368,336	7.081	+	8/16/2022	1,022,831
Diamond BV, Initial USD Term Loan	LIBOR + 3.000%	782,120	5.576	+	9/06/2024	755,723
Dole Food Company, Inc., Tranche B Term Loan	LIBOR + 2.750%	916,375	5.331	+	4/06/2024	907,976
Envision Healthcare Corp., Initial Term Loan	LIBOR + 3.750%	1,560,667	6.326	+	10/10/2025	1,510,655
Explorer Holdings, Inc., Initial Term Loan	LIBOR + 3.750%	586,932	6.350	+	5/02/2023	587,759
Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	392,602	6.589	+	10/20/2023	390,639
Greatbatch Ltd., New Term B Loan (2017)	LIBOR + 3.000%	598,781	5.592	+	10/28/2022	601,916
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien)	LIBOR + 3.500%	251,813	6.100	+	6/28/2024	251,499
GW Honos Security Corp., Term B Loan	LIBOR + 3.500%	227,198	6.108	+	5/24/2024	227,283
Heartland Dental, LLC, Initial Term Loan	LIBOR + 3.750%	606,576	6.326	+	4/30/2025	598,615
Heartland Dental, LLC, Delayed Term Loan	LIBOR + 3.750%	13,575	6.113	+	4/30/2025	13,397
Herbalife Nutrition Ltd., Term Loan B	LIBOR + 3.250%	243,775	5.826	+	8/18/2025	245,512

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 92.1% (Continued)
CONSUMER, NON-CYCLICAL - 20.3% (Continued)
H-Food Holdings LLC, Initial Term Loan	LIBOR + 3.688%	$471,438	6.263	+	5/24/2025	$462,989
Hostess Brands LLC, November 2017 Refinancing Term B Loan	LIBOR + 2.250%	920,764	4.826	+	8/04/2022	920,764
Jaguar Holding Company I LLC, 2018 Term Loan	LIBOR + 2.500%	934,743	5.076	+	8/18/2022	930,831
JBS USA Lux S.A., Initial Term Loan	LIBOR + 2.500%	836,900	5.081	+	10/30/2022	838,428
JBS USA Lux S.A., Term Loan B	LIBOR + 2.500%	740,000	5.082	+	4/24/2026	742,390
Kronos Acquisition Intermediate, Inc., Initial Loan	LIBOR + 4.000%	956,837	6.579	+	5/16/2023	920,788
Milk Specialties Company, New Term Loan	LIBOR + 4.000%	334,396	6.576	+	8/16/2023	335,650
NAB Holdings LLC, 2018 Refinancing Term Loan	LIBOR + 3.000%	576,254	5.600	+	6/30/2024	565,449
National Mentor Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	127,105	6.826	+	3/08/2026	128,138
National Mentor Holdings, Inc., Initial Term C Loan (First Lien)	LIBOR + 4.250%	7,895	6.826	+	3/08/2026	7,959
NVA Holdings, Inc., Term B-3 Loan (First Lien)	LIBOR + 2.750%	772,220	5.326	+	2/02/2025	761,281
NVA Holdings, Inc., Incremental Term B-4 Loan	LIBOR + 3.500%	20,000	6.081	+	2/02/2025	20,075
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan	LIBOR + 3.250%	997,786	5.833	+	6/30/2025	999,158
Parexel International Corp., Initial Term Loan	LIBOR + 2.750%	615,625	5.326	+	9/28/2024	604,790
Parfums Holding Co., Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	637,041	6.865	+	6/30/2024	634,120
PetVet Care Centers LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	462,825	5.332	+	2/14/2025	447,783
PetVet Care Centers LLC, Delayed Draw Term Loan (First Lien)	LIBOR + 2.750%	136,879	4.622	+	2/14/2025	132,430
Phoenix Guarantor, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	123,750	7.092	+	3/04/2026	124,807
Phoenix Guarantor, Inc., Delayed Draw Term Loan (First Lien)	LIBOR + 4.500%	11,250	7.107	+	3/05/2026	11,346
Prime Security Services Borrower LLC, December 2018 Incremental Term B-1 Loan (First Lien)	LIBOR + 2.750%	790,010	5.326	+	5/02/2022	792,163
Prospect Medical Holdings, Inc., Term B-1 Loan	LIBOR + 5.500%	253,088	8.084	+	2/22/2024	239,484
Refinitiv US Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.750%	937,650	6.326	+	9/30/2025	929,056
Regionalcare Hospital Partners Holdings, Inc., Term B Loan (First Lien)	LIBOR + 4.500%	802,988	7.080	+	11/16/2025	808,006
Revlon Consumer Products Corp., Initial Term B Loan	LIBOR + 3.500%	650,045	6.115	+	9/08/2023	509,678
Select Medical Corp., Tranche B Term Loan	LIBOR + 2.500%	563,789	5.080	+	3/06/2025	565,199
Sigma Holdco BV, Facility B2	LIBOR + 3.000%	550,838	5.660	+	7/02/2025	546,106
St. George’s University Scholastic Services LLC, Term Loan	LIBOR + 3.500%	893,796	6.076	+	7/16/2025	896,312
Sterigenics-Nordion Holdings LLC, Incremental Term Loan	LIBOR + 3.000%	1,011,502	5.576	+	5/16/2022	1,006,065
Surgery Center Holdings, Inc., Initial Term Loan	LIBOR + 3.250%	753,525	5.826	+	9/02/2024	745,914
Trans Union LLC, 2017 Replacement Term B-3 Loan	LIBOR + 2.000%	1,489,492	4.576	+	4/10/2023	1,492,866
U.S. Renal Care Inc., Initial Term Loan (First Lien)	LIBOR + 4.250%	616,612	6.850	+	12/30/2022	618,027
Viant Medical Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	174,125	6.350	+	7/02/2025	174,815
Vizient, Inc., Term Loan B	LIBOR + 2.750%	150,000	5.341	+	5/16/2026	151,031
Wellpath Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 5.500%	399,000	8.076	+	9/30/2025	386,531
WEX, Inc., Term B-2 Loan	LIBOR + 2.250%	881,257	4.826	+	6/30/2023	884,289
						38,039,985
ENERGY - 4.0%
California Resources Corp., Initial Loan	LIBOR + 4.750%	405,000	7.329	+	1/01/2023	393,964
CITGO Petroleum Corp., 2019 Incremental Term B Loan	LIBOR + 5.000%	880,000	7.602	+	3/28/2024	880,365
Fieldwood Energy LLC, Closing Date Loan (First Lien)	LIBOR + 5.250%	180,554	7.826	+	4/12/2022	174,724
Fieldwood Energy LLC, Closing Date Loan 2018 (Second Lien)	LIBOR + 7.250%	81,748	9.826	+	4/12/2023	71,580
Gavilan Resources LLC, Initial Term Loan (Second Lien)	LIBOR + 6.000%	490,000	8.582	+	2/29/2024	369,705
McDermott International, Inc., Term Loan	LIBOR + 5.000%	707,850	7.576	+	5/12/2025	702,024
Medallion Midland Acquisition LLC, Initial Term Loan	LIBOR + 3.250%	767,813	5.826	+	10/30/2024	764,695
MRC Global Inc., 2018 Refinancing Term Loan	LIBOR + 3.000%	754,091	5.576	+	9/20/2024	757,394
Paragon Offshore Finance Co., Term Loan	LIBOR + 2.750%	1,153	—	+	7/16/2021	—
Seadrill Operating LP, Initial Term Loan	LIBOR + 6.000%	1,136,146	8.600	+	2/20/2021	912,166
TerraForm Power Operating LLC, Specified Refinancing Term Loan	LIBOR + 2.000%	602,375	4.576	+	11/08/2022	601,622
Traverse Midstream Partners LLC, Advance	LIBOR + 4.000%	651,725	6.576	+	9/28/2024	651,083
Ultra Resources, Inc., Loan	LIBOR + 4.000%	665,000	6.580	+	4/12/2024	566,361
Weatherford International Ltd., Loan	LIBOR + 1.425%	618,032	4.001	+	7/12/2020	607,025
						7,452,708
FINANCIAL - 7.1%
Asurion LLC, Amendment No. 14 Replacement B-4 Term Loan	LIBOR + 3.000%	567,730	5.576	+	8/04/2022	570,660
Asurion LLC, Replacement B-6 Term Loan	LIBOR + 3.000%	323,924	5.576	+	11/04/2023	325,417
Asurion LLC, New B-7 Term Loan	LIBOR + 3.000%	387,075	5.576	+	11/04/2024	388,768
Asurion LLC, Second Lien Replacement B-2 Term Loan	LIBOR + 6.500%	787,456	9.076	+	8/04/2025	805,091
Blackhawk Network Holdings, Inc., Term Loan (First Lien)	LIBOR + 3.000%	570,688	5.576	+	6/16/2025	571,284
Capital Automotive LP, Initial Tranche B-2 Term Loan (First Lien)	LIBOR + 2.500%	623,998	5.076	+	3/24/2024	623,480
Capital Automotive LP, Initial Tranche B Term Loan (Second Lien)	LIBOR + 6.000%	572,573	8.576	+	3/24/2025	576,867
Ditech Holding Corp., Tranche B Term Loan	LIBOR + 6.000%	1,048,106	10.500	+	6/30/2022	674,063
Ellie Mae, Inc., Term Loan (First Lien)	LIBOR + 4.000%	705,000	6.591	+	4/16/2026	710,178
FinCo I LLC, 2018 Replacement Loan	LIBOR + 2.000%	325,100	4.576	+	12/28/2022	326,997
iStar, Inc., Loan	LIBOR + 2.750%	850,959	5.334	+	6/28/2023	852,002
Lightstone Holdco LLC, Refinancing Term B Loan	LIBOR + 3.750%	470,678	6.326	+	1/30/2024	469,353
Lightstone Holdco LLC, Refinancing Term C Loan	LIBOR + 3.750%	26,547	6.326	+	1/30/2024	26,472
MGM Growth Properties Operating Partnership LP, Term B Loan	LIBOR + 2.000%	912,869	4.576	+	3/20/2025	913,851
Pl UK Holdco II Ltd., Facility B1	LIBOR + 3.500%	1,460,250	6.076	+	1/04/2025	1,462,995

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 92.1% (Continued)
FINANCIAL - 7.1% (Continued)
Sedgwick Claims Management Services, Inc., Initial Term Loan	LIBOR + 3.250%	$1,010,000	5.826	+	1/01/2026	$1,365,208
TKC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	908,237	6.326	+	1/31/2023	894,374
UFC Holdings LLC, Term Loan (First Lien)	LIBOR + 3.250%	908,237	5.850	+	8/18/2023	971,606
UFC Holdings LLC, Term B Loan	LIBOR + 3.250%	594,333	5.832	+	4/30/2026	95,467
Uniti Group, Inc., Shortfall Term Loan	LIBOR + 5.000%	576,541	7.576	+	10/24/2022	567,882
						13,192,015
INDUSTRIALS - 13.4%
Accuride Corp., 2017 Refinancing Term Loan	LIBOR + 5.250%	436,937	5.826	+	2/01/2025	386,689
Anchor Glass Container Corp., July 2017 Additional Term Loan (First Lien)	LIBOR + 2.750%	428,075	5.332	+	12/08/2023	363,149
Anchor Glass Container Corp., Term Loan (Second Lien)	LIBOR + 7.750%	244,000	10.334	+	12/08/2024	139,486
Berlin Packaging LLC, Initial Term Loan (First Lien)	LIBOR + 3.000%	590,538	3.000	+	11/08/2025	584,387
Berry Global, Inc., Term S Loan	LIBOR + 1.750%	226,743	4.353	+	2/08/2020	226,938
Berry Global, Inc., Term T Loan	LIBOR + 1.750%	417,785	4.353	+	1/06/2021	417,843
Berry Global, Inc., Term Q Loan	LIBOR + 2.000%	308,192	4.603	+	9/30/2022	308,176
Berry Global, Inc., Term R Loan	LIBOR + 2.000%	521,370	4.603	+	1/20/2024	520,622
Brand Energy & Infrastructure Services, Inc., Initial Term Loan	LIBOR + 4.250%	698,067	6.838	+	6/20/2024	686,521
Brookfield WEC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	698,250	6.076	+	7/31/2025	703,487
Brookfield WEC Holdings, Inc., Initial Term Loan (Second Lien)	LIBOR + 6.750%	280,000	9.326	+	8/04/2026	285,250
BWay Holding Co., Initial Term Loan	LIBOR + 3.250%	481,425	5.851	+	4/04/2024	476,536
Circor International, Inc., Initial Term Loan	LIBOR + 3.500%	656,177	6.101	+	12/12/2024	655,974
CPG International LLC, New Term Loan	LIBOR + 3.750%	1,722,007	6.558	+	5/04/2024	1,720,578
Deliver Buyer, Inc., Term Loan	LIBOR + 5.000%	306,966	7.600	+	4/30/2024	307,063
Dynasty Acquisition Co., Inc., Initial Term B-1 Loan	LIBOR + 4.000%	399,965	6.589	+	4/06/2026	402,517
Dynasty Acquisition Co., Inc., Initial Term B-2 Loan	LIBOR + 4.000%	215,035	6.589	+	4/06/2026	216,407
Energizer Holdings, Inc., Term Loan B	LIBOR + 2.250%	303,600	4.826	+	12/16/2025	304,169
Filtration Group Corp., Initial Dollar Term Loan	LIBOR + 3.000%	856,350	5.576	+	3/28/2025	859,831
Fluidra SA, USD Term Loan	LIBOR + 2.250%	545,875	4.826	+	7/02/2025	546,102
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan	LIBOR + 2.750%	999,411	5.326	+	7/30/2024	1,003,014
Gates Global LLC, Initial B-2 Dollar Term Loan	LIBOR + 2.750%	921,766	5.326	+	3/31/2024	924,596
GFL Environmental, Inc., Effective Date Incremental Term Loan	LIBOR + 3.000%	611,917	5.576	+	5/30/2025	607,900
Gopher Resource LLC, Initial Term Loan	LIBOR + 3.250%	477,038	5.826	+	3/06/2025	472,666
Hexion, Inc., Initial Term Loan	LIBOR + 2.750%	210,000	5.348	+	9/30/2020	210,722
Hillman Group, Inc., Initial Term Loan	LIBOR + 4.000%	704,675	6.576	+	5/30/2025	697,632
Klockner Pentaplast Of America, Inc., Dollar Term Loan	LIBOR + 4.250%	861,875	6.826	+	6/30/2022	767,069
NN, Inc., 2017 Incremental Term Loan	LIBOR + 3.250%	174,800	5.826	+	4/02/2021	171,141
NN, Inc., Tranche B Term Loan	LIBOR + 3.750%	213,121	6.326	+	10/20/2022	210,457
Quikrete Holdings, Inc., Initial Loan (First Lien)	LIBOR + 2.750%	786,538	5.326	+	11/16/2023	784,151
RBS Global, Inc., Refinancing Term Loan	LIBOR + 2.000%	800,971	4.576	+	8/20/2024	802,809
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan	LIBOR + 2.750%	1,181,607	5.326	+	2/04/2023	1,185,394
Summit Materials LLC, New Term Loan	LIBOR + 2.000%	1,147,142	4.576	+	11/20/2024	1,147,503
Titan Acquisition Ltd., Initial Term Loan	LIBOR + 3.000%	1,009,800	5.600	+	3/28/2025	973,195
Transdigm, Inc., New Tranche F Term Loan (2018)	LIBOR + 2.500%	1,092,105	5.076	+	6/08/2023	1,090,057
Transdigm, Inc., New Tranche G Term Loan	LIBOR + 2.500%	737,907	5.076	+	8/22/2024	735,811
Transdigm, Inc., New Tranche E Term Loan (2018)	LIBOR + 2.500%	797,143	5.076	+	5/30/2025	794,819
Tricorbraun Holdings, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.750%	637,833	6.350	+	11/30/2023	638,231
Trident TPI Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.250%	726,394	5.826	+	10/16/2024	710,733
Tunnel Hill Partners LP, Initial Term Loan	LIBOR + 3.500%	655,000	6.076	+	2/06/2026	654,181
US Farathane LLC, Term B-4 Loan	LIBOR + 3.500%	376,714	6.100	+	12/24/2021	371,063
						25,064,869
TECHNOLOGY - 7.8%
Applied Systems, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.000%	690,147	5.576	+	9/20/2024	690,488
Applied Systems, Inc., Initial Term Loan (Second Lien)	LIBOR + 7.000%	105,000	9.576	+	9/20/2025	107,152
Blackboard, Inc., Term B-4 Loan (First Lien)	LIBOR + 5.000%	587,246	7.581	+	6/30/2021	584,751
Boxer Parent Company, Inc., Initial Dollar Term Loan	LIBOR + 4.250%	1,436,400	6.850	+	10/02/2025	1,430,116
Dell International LLC, Refinancing Term B Loan	LIBOR + 2.000%	1,456,939	4.576	+	9/08/2023	1,459,401
Dun & Bradstreet Corp., Initial Term Borrowing	LIBOR + 5.000%	565,000	7.579	+	2/06/2026	569,947
Everi Payments, Inc., Term B Loan	LIBOR + 3.000%	739,039	5.576	+	5/08/2024	741,574
First Data Corporation, 2022D New Dollar Term Loan	LIBOR + 2.000%	861,265	4.586	+	7/08/2022	862,191
Iqvia, Inc., Term B-1 Dollar Loan	LIBOR + 2.000%	144,019	4.600	+	3/08/2024	144,307
Iqvia, Inc., Incremental Term B-2 Dollar Loan	LIBOR + 2.000%	73,875	4.600	+	1/16/2025	74,029
Iqvia, Inc., Term B-3 Dollar Loan	LIBOR + 1.750%	744,375	4.326	+	6/12/2025	742,749
Kronos, Inc., Incremental Term Loan (First Lien)	LIBOR + 3.000%	1,650,628	5.733	+	10/31/2023	1,655,134
Kronos, Inc., Initial Term Loan (Second Lien)	LIBOR + 8.250%	120,000	10.983	+	10/31/2024	124,276
Neustar, Inc., TLB4 (First Lien)	LIBOR + 3.500%	231,475	6.076	+	8/08/2024	226,942
Presidio Holdings, Inc., Term B Loan	LIBOR + 2.750%	528,809	5.345	+	2/02/2024	529,306
Rackspace Hosting, Inc., Term B Loan (First Lien)	LIBOR + 3.000%	564,349	5.734	+	11/04/2023	535,895

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 92.1% (Continued)
TECHNOLOGY - 7.8% (Continued)
SS&C Technologies Holdings, Inc., Term B-3 Loan	LIBOR + 2.250%	$585,057	4.826	+	4/16/2025	$586,157
SS&C Technologies Holdings, Inc., Term B-4 Loan	LIBOR + 2.250%	420,654	4.826	+	4/16/2025	421,445
SS&C Technologies Holdings, Inc., Term B-5 Loan	LIBOR + 2.250%	273,603	4.826	+	4/16/2025	274,049
Tempo Acquisition LLC, Initial Term Loan	LIBOR + 3.000%	550,200	5.576	+	4/30/2024	551,575
Ultimate Software Group, Inc., Term Loan B	LIBOR + 3.750%	410,000	6.334	+	4/08/2026	413,434
Vertafore, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	1,840,388	5.826	+	7/02/2025	1,828,683
						14,553,601
UTILITIES - 1.5%
APLP Holdings LP, Term Loan	LIBOR + 2.750%	276,536	5.326	+	4/12/2023	278,654
Calpine Construction Finance Co. LP, Term B Loan	LIBOR + 2.500%	715,109	5.076	+	1/16/2025	716,261
Pacific Gas and Electric Company, Term Loan (DIP)	LIBOR + 2.250%	155,000	4.764	+	12/31/2020	155,969
Pacific Gas and Electric Company, Delayed Draw Term Loan (DIP)	LIBOR + 2.250%	50,000	4.764	+	12/31/2020	50,312
Talen Energy Supply LLC, Term B-1 Loan	LIBOR + 4.000%	195,510	6.576	+	7/16/2023	196,060
Talen Energy Supply LLC, Initial Term Loan	LIBOR + 4.000%	326,290	6.576	+	4/16/2024	327,209
Texas Competitive Electric Holdings Co. LLC Escrow Bonds		635,000	—		10/01/2020	445
Vistra Operations Co. LLC, Initial Term Loan	LIBOR + 2.000%	227,418	4.576	+	8/04/2023	227,910
Vistra Operations Co. LLC, 2018 Incremental Term Loan	LIBOR + 2.000%	868,438	4.587	+	1/01/2026	870,066
						2,822,886
TOTAL BANK LOANS (Cost - $174,334,641)						172,222,293

BONDS & NOTES - 3.9%
AUTO PARTS & EQUIPMENT - 0.0%
Panther BF Aggregator 2 LP - 144A		25,000	6.250		5/15/2026	26,094

CHEMICALS - 0.1%
Hexion, Inc.		105,000	6.625		4/15/2020	83,737
NOVA Chemicals Corp. - 144A		65,000	4.875		6/01/2024	63,781
NOVA Chemicals Corp. - 144A		40,000	5.000		5/01/2025	39,050
						186,568
COMPUTERS - 0.3%
Exela Intermediate LLC - 144A		520,000	10.000		7/15/2023	526,334

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Springleaf Finance Corp.		250,000	6.125		5/15/2022	265,325

FOOD - 0.1%
Dole Food Co., Inc. - 144A		175,000	7.250		6/15/2025	162,750

HEALTHCARE-SERVICES - 0.6%
Eagle Holding Co. II LLC - 144A		175,000	7.625		5/15/2022	176,312
One Call Corp. - 144A		613,426	7.500		7/01/2024	531,380
Tenet Healthcare Corp.		405,000	4.625		7/15/2024	407,660
						1,115,352
HOME BUILDERS - 0.3%
Lennar Corp.		420,000	2.950		11/29/2020	416,850
TRI Pointe Group, Inc.		70,000	4.375		6/15/2019	70,055
TRI Pointe Group, Inc.		130,000	4.875		7/01/2021	132,275
						619,180
INSURANCE - 0.1%
Acrisure LLC - 144A		90,000	8.125		2/15/2024	94,275

LODGING - 0.2%
Hilton Domestic Operating Co., Inc. - 144A		295,000	5.125		5/01/2026	302,744

MEDIA - 0.2%
CCO Holdings LLC - 144A		180,000	4.000		3/01/2023	180,900
DISH DBS Corp.		175,000	5.875		7/15/2022	171,404
iHeartCommunications, Inc.		95,000	9.000		12/15/2019	70,775
						423,079
OIL & GAS - 0.1%
Denbury Resources, Inc. - 144A		60,000	9.250		3/31/2022	61,050
Denbury Resources, Inc. - 144A		185,000	7.500		2/15/2024	171,125
						232,175

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

	Principal	Interest		Maturity
Security	Amount	Rate %		Date	Value
BONDS & NOTES - 3.9% (Continued)
PACKAGING & CONTAINERS - 0.3%
Ardagh Packaging Finance PLC - 144A	$235,000	6.000		2/15/2025	$237,350
BWAY Holding Co. - 144A	265,000	5.500		4/15/2024	264,178
					501,528
PHARMACEUTICALS - 0.2%
Bausch Health Companies, Inc. - 144A	445,000	5.500		11/01/2025	457,100

PIPELINES - 0.1%
Energy Transfer Operating LP	190,000	4.250		3/15/2023	194,969

PRIVATE EQUITY - 0.2%
Icahn Enterprises LP	310,000	6.250		2/01/2022	320,162

REAL ESTATE INVESTMENT TRUSTS - 0.2%
iStar Financial, Inc.	60,000	6.000		4/01/2022	61,575
iStar Financial, Inc.	335,000	5.250		9/15/2022	338,350
					399,925
RETAIL - 0.1%
Cumberland Farms, Inc. - 144A	125,000	6.750		5/01/2025	132,188

SEMICONDUCTORS - 0.5%
Broadcom, Inc. - 144A	1,000,000	3.125		10/15/2022	995,544

SOFTWARE - 0.2%
First Data Corp. - 144A	190,000	5.375		8/15/2023	194,731
First Data Corp. - 144A	90,000	5.000		1/15/2024	92,316
First Data Corp. - 144A	25,000	5.750		1/15/2024	25,859
					312,906
TELECOMMUNICATIONS - 0.0%
Frontier Communications Corp.	90,000	8.500		4/15/2020	86,175

TOTAL BONDS & NOTES (Cost - $7,467,472)					7,354,373

	Shares
RIGHTS - 0.0%
TRA Rights	10,588				8,142
TOTAL RIGHTS (Cost - $17,470)
	Principal
	Amount
U.S. GOVERNMENT - 1.0%
Treasury Bill	$1,885,000	2.360	+	9/05/2019	1,869,290
TOTAL U.S. GOVERNMENT (Cost - $1,868,641)

	Shares
SHORT-TERM INVESTMENT - 5.1%
MONEY MARKET FUND - 5.1%
Fidelity Investments Money Market Fund - Class I	9,483,324	2.310	+		9,483,324
TOTAL SHORT-TERM INVESTMENT - (Cost - $9,483,324)

TOTAL INVESTMENTS - 102.1% (Cost - $193,171,548)					190,937,422
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%					(3,931,807)
NET ASSETS - 100.0%					$187,005,615

LP - Limited Partnership.

LLC - Limited Liability Company.

LLP - Limited Liability Partnership

PLC - Public Limited Company

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019 the total market value of 144A securities is $4,735,061 or 2.53% of net assets.

+	Variable rate security. Interest rate is as of April 30, 2019.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Floating Rate Bond Fund (Continued)
April 30, 2019

Portfolio Composition *- (Unaudited)
Bank Loans	90.2%	Financial	0.6%
Short-Term Investment	5.0%	Communications	0.3%
U.S. Government	1.0%	Industrial	0.2%
Technology	0.9%	Energy	0.2%
Consumer, Non-Cyclical	0.9%	Basic Materials	0.1%
Consumer, Cyclical	0.6%	Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Management)

Asset Class Recap

The start to 2019 was by many metrics the strongest start to the year for credit markets since 2003. The sharp selloff at the end of 2018 presented investors with more attractive valuations to begin the new year, while seemingly every macro headwind at year-end became a tailwind. This was primarily bolstered by comments from the Federal Reserve, which orchestrated a dovish pivot that culminated in a “pause” in the rate hiking cycle. While Treasuries and investment grade bonds generally appreciated in the tumultuous final months of 2018, high-yield bonds saw this recent gain as a welcomed swift reversal. Therefore, long/short credit strategies, as measured by the Morningstar MSCI Long/Short Credit Index, were generally tested by the whipsaw. Specifically, as many long/short credit strategies attempt to extract spreads between various bond sectors, credit qualities, and even individual securities, relatively large movements like those seen in the last six months can stress both the long positions and short positions in the strategy. During the primarily negative months of November and December, long/short credit strategies in general declined 0.8 percent. As the new year commenced with a rebound, long/short credit strategies broadly increased close to 5 percent in the first four months of the calendar year.

Allocation Review

As the Sub-Adviser implements multiple strategy types within the Fund, the largest allocations during the six-month period were to the long strategy and the rate hedging strategy. While interest rates generally fell and nearly all bond sectors experienced gains, the rate hedging strategy and other strategies with a short bias generally detracted from performance. However, since the majority of the Fund was investing in long-biased positions, the overall impact was positive. The short-biased strategies had helped to reduce volatility and drawdowns in the volatile end to 2018, where some of 2019’s strongest performers experienced sizeable declines.

The Fund’s exposure to pairs trades and catalyst driven positions generally provided stability during the six-month period and comprised close to 20 percent of the Fund. As the higher octane areas of the fixed income markets advanced during the fiscal quarter, the Sub-Adviser generally added to its short positions in those areas, paring back its long positions.

Holdings Insights

Given the strength and breadth of positive performance in the most recent fiscal quarter, the short positions such as the SWAP on the iBoxx USD Liquid High-Yield Index (IBOXHY) (holding weight*: -7.22 percent) and Commonwealth Bank of Australia credit default SWAP (holding weight*: -0.06 percent) were some of the Fund’s largest detractors. During the most recent fiscal quarter, IBOXHY and Commonwealth Bank of Australia bond each increased, detracting 1.7 percent and 18.4 percent, respectively from the Fund. The Sub-Adviser had been increasing its short position in IBOXHY as the high-yield rally appeared to be pricing in the best outcomes from prevailing macro themes, including a successful trade deal with China. The Sub-Adviser believed that the real estate concerns in Australia would lead its central bank to additional monetary easing, but it simply maintained its historically low interest rates. Further easing was expected to put additional pressure on banks that primarily provide home loans, further compressing their already record-low interest rate spreads. Despite the bleak outlook for spread widening and a lack of additional stimulus for the suffering housing market, the Commonwealth Bank of Australia bonds appreciated during the fiscal quarter. Not all detractors were in short positions, as the Weight Watchers International, Inc. bank loan (BL2563049) (holding weight*: 1.62 percent) suffered a significant drop in subscriptions that many attributed to the material shift in their ad campaign. Since the Weight Watchers bank loan was added to the Fund at the end of January through the end of the second fiscal quarter, the bank loan’s price declined 4.3 percent.

One of the larger detractors in the November and December decline was Freeport-McMoran Inc.’s bond maturing in 2043 (35671DBC8) (holding weight*: 0.95 percent), one of the largest molybdenum and copper producers in the world. After the price of the bonds declined 10.6 percent during the first two months of the fiscal year, primarily due to global growth concerns, the Freeport-McMoran bonds surged 19.4 percent in the proceeding four months, bringing the overall total return for the first half of the fiscal year, including interest, to 10.0 percent. Another holding that experienced a similar decline and recovery was the Reynolds American Inc. bond maturing in 2037 (761713AT3) (holding weight*: 1.70 percent). As a potential ban on menthol cigarettes was weighed, the tobacco sector took a sizeable hit, and the Reynolds American bond’s price declined 8.4 percent in the first fiscal quarter. However, as additional information released showed signs that any ban’s implementation would be years away, the sector broadly rebounded and the Reynolds American bond recovered 9.2 percent in the second fiscal quarter. Since the beginning of the fiscal year through the end of the most recent fiscal quarter, the Reynolds American bond returned 3.1 percent when including the effect of the 7.25 percent coupon.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that fundamentals and economic data may have peaked, using the increased valuations to generally exit long positions and allocate to sub-strategies that are less dependent on the market continuing upward. In addition, while the Sub-Adviser does not see the conditions in place for an impending recession, it believes the widespread bouts of bearishness warrants being cautious and selective - investing in credit situations where the Sub-Adviser can get comfortable that the valuations are not commensurate with the fundamentals. The Sub-Adviser anticipates maintaining a net exposure slightly below average and adding as opportunities arise.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	2.70%	9.25%	4.30%	8.66%
Class C	2.18%	8.10%	3.25%	7.58%
Class A with load of 5.75%	(3.32)%	2.64%	2.79%	7.75%
Class A without load	2.58%	8.92%	4.03%	8.39%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3%	2.64%	5.24%	3.81%	3.46%
Morningstar Long-Short Credit Category	2.56%	2.21%	1.29%	5.11%

The BofA Merrill Lynch US 3-Month Treasury Bill Index +3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closet to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The Morningstar Long-Short Credit Category is generally representative of funds that purchase or sell bonds, credit default swaps, or other credit derivatives to potentially benefit from changes in the credit markets and/or individual issuers.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.66% for Class N, 2.66% for Class C and 1.91% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund
April 30, 2019

Security		Shares				Value
COMMON STOCK - 0.0%
TELECOMMUNICATIONS - 0.0%
NII Holdings, Inc. *		10,000				$19,600
TOTAL COMMON STOCK (Cost - $57,730)
	Variable	Principal	Interest		Maturity
	Rate	Amount	Rate %		Date
BONDS & NOTES - 29.8%
AGRICULTURE - 4.4%
Altria Group, Inc.		$915,000	4.800		2/14/2029	951,586
Altria Group, Inc.		880,000	5.800		2/14/2039	942,993
Reynolds American, Inc.		1,000,000	7.250		6/15/2037	1,199,910
						3,094,489
BANKS - 1.3%
Wachovia Capital Trust II	3 mo. LIBOR + 0.500%	1,000,000	3.097	+	1/15/2027	923,390

COMPUTERS - 1.3%
Harland Clarke Holdings Corp. - 144A		1,000,000	8.375		8/15/2022	892,500

DIVERSIFIED FINANCIAL SERVICES - 2.1%
GE Capital International Funding Co. Unlimited Co.		325,000	2.342		11/15/2020	321,588
GE Capital International Funding Co. Unlimited Co.		1,240,000	4.418		11/15/2023	1,163,550
						1,485,138
ENTERTAINMENT - 1.7%
Enterprise Development Authority - 144A		1,175,000	12.000		7/15/2024	1,210,250

FOOD - 4.6%
JBS Investments GmbH - 144A		1,350,000	6.250		2/5/2023	1,375,312
Mars, Inc. - 144A		965,000	3.600		4/1/2034	966,104
Smithfield Foods, Inc. - 144A		835,000	5.200		4/1/2029	855,089
						3,196,505
FOREST PRODUCTS & PAPER - 1.0%
Suzano Austria GmbH- 144A		655,000	7.000		3/16/2047	729,022

INSURANCE - 1.4%
United Insurance Holdings Corp.		1,000,000	6.250		12/15/2027	1,017,978

IRON/STEEL - 2.0%
CSN Resources		1,405,000	6.500		7/21/2020	1,433,100

MEDIA - 2.3%
American Media LLC - 144A		100,000	10.500		12/31/2026	103,750
Viacom, Inc.	3 mo. LIBOR + 3.899%	1,500,000	6.250	+	2/28/2057	1,548,900
						1,652,650
MINING - 2.1%
Freeport-McMoRan, Inc.		740,000	5.450		3/15/2043	671,550
New Gold, Inc. - 144A		900,000	6.250		11/15/2022	821,250
						1,492,800
OIL & GAS - 2.4%
Transocean Poseidon Ltd. - 144A		1,600,000	6.875		2/1/2027	1,708,000

PIPELINES - 1.0%
Rockies Express Pipeline LLC - 144A		725,000	4.950		7/15/2029	726,428

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BONDS & NOTES - 29.8% (Continued)
TELECOMMUNICATIONS - 2.2%
Gogo Intermediate Holdings LLC - 144A		$500,000	9.875		5/1/2024	$512,355
Sprint Spectrum Co. LLC - 144A		1,000,000	4.738		3/20/2025	1,021,250
						1,533,605
TOTAL BONDS & NOTES (Cost - $20,178,932)						21,095,855

BANK LOANS - 2.9%
HEALTHCARE PRODUCTS - 1.6%
Weight Watchers International, Inc.	LIBOR + 4.750%	1,184,211	0.000	+	11/29/2024	1,142,023

TECHNOLOGY - 1.3%
First Data Corp.	LIBOR + 2.000%	900,000	4.212	+	4/26/2024	900,846
SS&C Technologies, Inc.	LIBOR + 2.250%	2,310	4.550	+	4/16/2025	2,314
						903,160
TOTAL BANK LOANS (Cost - $2,075,429)						2,045,183

U.S. GOVERNMENT - 53.3%
TREASURY BILLS - 43.2%
Treasury Bill		10,150,000	2.369	+	5/2/2019	10,149,332
Treasury Bill		10,155,000	2.364	+	5/7/2019	10,150,842
Treasury Bill		10,275,000	2.386	+	5/21/2019	10,260,864
						30,561,038
TREASURY NOTES/BONDS - 10.1%
Treasury Note / Bond		1,575,000	2.625		12/31/2023	1,598,963
Treasury Note / Bond		925,000	2.500		2/28/2026	931,468
Treasury Note / Bond		790,000	2.625		2/15/2029	798,147
Treasury Note / Bond		1,910,000	3.000		8/15/2048	1,931,786
Treasury Note / Bond		1,710,000	3.375		11/15/2048	1,859,358
						7,119,722
TOTAL U.S. GOVERNMENT (Cost - $37,594,441)						37,680,760

		Shares
SHORT-TERM INVESTMENT - 13.3%
MONEY MARKET FUND - 13.3%
First American Government Obligations Fund - Class Z		9,422,912	2.320	+		9,422,912
TOTAL SHORT-TERM INVESTMENT (Cost - $9,422,912)

TOTAL INVESTMENTS - 99.3% (Cost - $69,329,444)						$70,264,310
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%						481,137
TOTAL NET ASSETS - 100.0%						$70,745,447

LLC - Limited Liability Company

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019 the total market value of 144A securities is $10,921,310 or 15.5% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Long/Short Credit Fund (Continued)
April 30, 2019

				Unrealized
	Short		Maturity	Appreciation/
Security	Contracts	Notional	Date	(Depreciation)
OPEN SHORT FUTURES CONTRACTS - (0.2)%
U.S. 5 Year Treasury Note	14	$1,618,969	June-19	$(13,562)
U.S 10 Year Treasury Note	46	5,688,906	June-19	(33,602)
U.S. Treasury Long Bond	58	8,553,188	June-19	(116,000)
NET UNREALIZED LOSS FROM OPEN SHORT FUTURE CONTRACTS				$(163,164)

CREDIT DEFAULT SWAPS

					Unrealized
		Notional at	Premium	Maturity	Appreciation/
Description (1)	Counterparty	April 30, 2019	Paid (Received)	Date	(Depreciation)
To Buy Protection - Commonwealth Bank of Australia	Goldman Sachs	$2,000,000	$(15,499)	12/20/2023	$(28,595)
To Buy Protection - Xerox Corp.	JPMorgan	3,000,000	179,980	6/20/2024	2,042
To Sell Protection - Dell, Inc.	JPMorgan	(3,000,000)	(170,136)	6/20/2024	13,581
NET UNREALIZED LOSS FROM CREDIT DEFAULT SWAPS					$(12,972)

TOTAL RETURN SWAPS

						Unrealized
			Notional Value at		Maturity	Appreciation/
Reference Entity	Shares	Counterparty	April 30, 2019	Interest Rate	Date	(Depreciation)
iBoxx USD Liquid High Yield Index	(17,621)	JPMorgan	5,000,000	3 mo. LIBOR + 0.000%	6/20/2019	$(87,070)
NET UNREALIZED LOSS FROM TOTAL RETURN SWAPS						$(87,070)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition *- (Unaudited)
U.S. Government	53.7%
Bonds & Notes	30.0%
Short-Term Investment	13.4%
Bank Loans	2.9%
Common Stock	0.0%
Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

When yields fall, fixed-coupon bonds generally experience capital appreciation. This was the case during the first fiscal quarter when 10-year Treasury yields plummeted 0.5 percent. In the most recent fiscal quarter, the 10-year Treasury’s yield dropped, but by a more muted 0.1 percent. This decline in rates supported bond appreciation, as intermediate- term investment grade bonds, as measured by the Bloomberg Barclays Aggregate Bond Index, rose 1.9 percent during the second fiscal quarter after increasing 3.5 percent in the first fiscal quarter. Despite equity markets rallying, which historically alludes to a difficult backdrop for bonds, the rhetoric coming from the Federal Reserve regarding halts to interest rate increases as well as generally strong corporate fundamentals helped to provide tailwinds for equity and bond investors alike. Therefore, it is not surprising that fixed income instruments that have moderate interest rate sensitivity as well as moderate-to-high potential concerns for corporate health, such as high-yield bonds, saw the largest gains in the fixed income space. During the six-month period, investment grade corporate bonds rose 5.5 percent while high-yield bonds rose a comparable 5.6 percent. As yields dropped between 0.5 percent and 0.8 percent across the credit quality spectrum, yield spreads did not see the same magnitude of tightening due to the sizeable drop in Treasury yields.

Allocation Review

Almost two-thirds of the Bloomberg Barclays Aggregate Bond Index is comprised of U.S. Treasuries and mortgage-backed securities. Conversely, the Fund held less than 20 percent across these same bond sectors. Therefore, the Fund’s allocation is generally quite disparate from the index, with the Fund’s largest overweights in the asset backed securities, residential mortgage-backed securities, and investment grade corporate bond sectors. Historically, the Sub-Adviser has also opportunistically allocated to high-yield bonds and bank loans. However, the Fund’s allocation to these instruments is near an all-time low, with less than 15 percent allocated. These allocation exposures were partially offsetting for Fund performance during the six-month period. Mortgage-backed securities and U.S. Treasuries generally outperformed residential mortgage-backed securities, bank loans, and asset backed securities, but underperformed high-yield bonds and investment grade corporate bonds.

Holdings Insights

Although the sizeable differences in bond sector allocation drove a significant amount of the Fund’s relative performance, holdings such as the Government of Argentina 4.625% bond maturing in 2023 (040114HP8) (holding weight**: 0.48 percent) was one of the greatest detractors. Argentina has been highly volatile, as the country is undergoing an economic reform program to shore up its fiscal position. In addition to tighter fiscal policy, the central bank is tightening monetary policy. This tightening impaired these bonds primarily in the second fiscal quarter, leading to an overall price decline of 13.1 percent from their purchase date in January through when they were sold at the end of April. Another detractor included the Bristow Group Inc. 8.75% bonds maturing in 2023 (110394AG8) (holding weight**: 0.08 percent). Bristow primarily operates helicopters for the offshore oil and gas industry as well as search and rescue in the UK. The Sub-Adviser exited the bonds in early February after the company reported a menagerie of corporate troubles. The bonds had declined 16.6 percent since the beginning of the fiscal year through their sale date.

Contributors to Fund performance during the six-month period included the Springleaf Finance Corporation 6.875% bond maturing in 2025 (85172FAM1) (holding weight*: 0.19 percent), the Pultegroup, Inc. 6.375% bond maturing in 2033 (745867AP6) (holding weight*: 0.26 percent), and the William Lyon Homes 6.0% bond maturing in 2023 (96926DAU4) (holding weight*: 0.26 percent). All of these bonds experienced the majority of their gains in the second fiscal quarter. The Springleaf bonds jumped 10.8 percent in the six-month period as a result of the lender being upgraded by Moody’s and S&P. The Pultegroup’s long-dated bonds benefitted from declining rates, due to the higher duration, as well as market tailwinds arriving for homebuilders. Similar to Pultegroup, the William Lyon Homes bonds were also carried higher by positive homebuilder sentiment. During the six-month period, the Pultegroup and William Lyon Homes bonds rose 12.4 percent and 6.8 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser believes that sound fundamentals are supportive of stability in the investment grade bond arena. While current conditions have been conducive for appreciation in the high-yield market, the Sub-Adviser is cautious and believes that careful credit selection will be key. The Sub-Adviser also continues to believe that housing will benefit in the near-term from depressed interest rates. The Sub-Adviser believes that the prospect of renewed volatility in the bond market may present opportunities and believes a more cautious stance in the interim may allow for the Fund to take advantage of depressed prices as they arise.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	4.73%	4.08%	1.85%	3.94%
Class C	4.38%	3.33%	1.09%	3.16%
Class A with load of 4.50%	(0.07)%	(0.87)%	0.65%	3.19%
Class A without load	4.61%	3.83%	1.58%	3.67%
Barclays Aggregate Bond Index	5.49%	5.29%	2.57%	3.72%
Morningstar Intermediate Core Plus Bond Category	5.12%	4.94%	2.60%	4.92%

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.20% for Class N, 1.95% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6%
AEROSPACE / DEFENSE - 0.3%
Boeing Co.		$100,000	3.100		5/1/2026	$99,719
TransDigm, Inc.		50,000	6.375		6/15/2026	50,313
						150,032
AGRICULTURE - 0.2%
Bunge Ltd Finance Corp.		110,000	4.350		3/15/2024	111,908

APPAREL - 0.1%
Under Armour, Inc.		75,000	3.250		6/15/2026	69,265

AUTO MAUFACTURERS - 0.1%
Navistar International Corp. - 144A		55,000	6.625		11/1/2025	56,306

AUTO PARTS & EQUIPMENT - 0.5%
Lear Corp.		195,000	3.800		9/15/2027	190,024
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. - 144A		5,000	6.250		5/15/2026	5,219
Tenneco, Inc.		65,000	5.000		7/15/2026	53,137
						248,380
AUTOMOBILE ABS - 8.2%
American Credit Acceptance Receivables Trust 2017-2 - 144A		97,020	2.860		6/12/2023	96,952
American Credit Acceptance Receivables Trust 2018-3 - 144A		165,000	3.750		10/15/2024	166,095
Americredit Automobile Receivables Trust 2018-1		135,000	3.820		3/18/2024	137,691
Avid Automobile Receivables Trust 2018-1 - 144A		113,795	2.840		8/15/2023	113,370
Avis Budget Rental Car Funding AESOP LLC - 144A		150,000	3.070		9/20/2023	150,553
Capital Auto Receivables Asset Trust 2017-1 - 144A		160,000	2.700		9/20/2022	158,411
Carmax Auto Owner Trust 2019-1		140,000	3.740		1/15/2025	142,693
Carnow Auto Receivables Trust - 144A		33,731	2.920		9/15/2022	33,693
Carvana Auto Receivables Trust 2019-1 - 144A		145,000	3.880		10/15/2024	146,467
Centre Point Funding LLC - 144A		70,022	2.610		8/20/2020	69,423
CPS Auto Receivables Trust 2017-D - 144A		100,000	2.430		1/18/2022	99,760
Drive Auto Receivables Trust 2017-3		127,645	2.800		7/15/2022	127,656
Drive Auto Receivables Trust 2017-A - 144A		93,777	2.980		1/18/2022	93,831
Drive Auto Receivables Trust 2019-1		165,000	3.780		4/15/2025	167,607
DT Auto Owner Trust 2017-3 - 144A		160,000	3.010		5/15/2023	160,048
DT Auto Owner Trust 2019-1 - 144A		120,000	3.610		11/15/2024	121,112
Exeter Automobile Receivables Trust 2017-2 - 144A		160,000	2.820		5/16/2022	159,912
Exeter Automobile Receivables Trust 2018-1 - 144A		170,000	3.030		1/17/2023	170,343
Exeter Automobile Receivables Trust 2019-1 - 144A		165,000	3.820		12/16/2024	167,661
First Investors Auto Owner Trust 2017-2 - 144A		135,000	2.650		11/15/2022	134,800
First Investors Auto Owner Trust 2019-1 - 144A		150,000	3.260		3/17/2025	150,250
Flagship Credit Auto Trust 2016-1 - 144A		199	2.770		12/15/2020	199
Flagship Credit Auto Trust 2017-3 - 144A		160,000	2.910		9/15/2023	159,655
GLS Auto Receivables Trust - 144A		160,000	2.980		12/15/2021	159,909
Hertz Vehicle Financing II LP - 144A		135,000	2.670		9/25/2021	134,198
Hyundai Auto Lease Securitization Trust 2018-A - 144A		101,506	2.550		8/17/2020	101,462
OneMain Direct Auto Receivables Trust 2017-2 - 144A		135,000	2.820		7/15/2024	134,643
OneMain Direct Auto Receivables Trust 2018-1 - 144A		125,000	3.850		10/14/2025	126,904
Prestige Auto Receivables Trust 2017-1 - 144A		160,000	2.810		1/17/2023	159,539
Santander Drive Auto Receivables Trust 2016-1		66,178	3.090		4/15/2022	66,232
Santander Drive Auto Receivables Trust 2017-1		115,000	2.580		5/16/2022	114,837
Tesla Auto Lease Trust 2018-A - 144A		75,833	2.320		12/20/2019	75,770
Westlake Automobile Receivables Trust 2018-3 - 144A		150,000	3.610		10/16/2023	151,450
						4,153,126
BANKS - 7.3%
Banco de Credito e Inversiones SA - 144A		370,000	3.500		10/12/2027	363,849
Banco Santander Chile - 144A		150,000	3.875		9/20/2022	153,624
Bank of America Corp.		361,000	4.200		8/26/2024	374,795
Bank of Montreal	5 Year Swap Rate US + 1.432%	234,000	3.803	+	12/15/2032	227,867
Bank of New York Mellon Corp.	3 Month LIBOR + 3.420%	190,000	4.950	+	12/29/2049	192,653
BBVA Bancomer SA/Texas - 144A	5 Year Treasury Note + 2.650%	200,000	5.125	+	1/18/2033	190,250
Citigroup, Inc.		160,000	4.050		7/30/2022	165,258
Citigroup, Inc.		222,000	3.200		10/21/2026	217,591
Goldman Sachs Group, Inc.		230,000	4.250		10/21/2025	237,033
JPMorgan Chase & Co.	3 Month LIBOR + 3.800%	205,000	5.300	+	12/29/2049	208,968
M&T Bank Corp.	3 Month LIBOR + 3.520%	109,000	5.125	+	12/29/2049	110,732
Morgan Stanley		120,000	6.375		7/24/2042	157,265
PNC Financial Services Group, Inc.	3 Month LIBOR + 3.300%	170,000	5.000	+	12/29/2049	170,717
Santander Holdings USA, Inc.		65,000	4.400		7/13/2027	66,087

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6% (Continued)
BANKS - 7.3% (Continued)
Santander Holdings USA, Inc.		$133,000	3.700		3/28/2022	$134,407
Santander Holdings USA, Inc.		80,000	4.450		12/3/2021	82,679
Synovus Financial Corp.	5 Year Swap Rate US + 3.379%	70,000	5.900	+	2/7/2029	71,750
Toronto-Dominion Bank	5 Year Swap Rate US + 2.205%	195,000	3.625	+	9/15/2031	192,644
UBS AG/Stamford CT		250,000	7.625		8/17/2022	278,269
Wells Fargo & Co.	3 Month LIBOR + 3.110%	115,000	5.900	+	Perpetual	119,559
						3,715,997
BEVERAGES - 0.2%
Anheuser-Busch InBev Worldwide, Inc.		50,000	4.000		4/13/2028	51,039
Anheuser-Busch InBev Worldwide, Inc.		40,000	4.750		1/23/2029	42,863
						93,902
BUILDING MATERIALS - 1.0%
CRH America Finance, Inc. - 144A		200,000	3.400		5/9/2027	192,185
Owens Corning		165,000	3.400		8/15/2026	157,036
Vulcan Materials Co.		165,000	3.900		4/1/2027	163,844
						513,065
CHEMICALS - 0.5%
NOVA Chemicals Corp. - 144A		55,000	4.875		6/1/2024	53,969
SABIC Capital II BV - 144A		200,000	4.500		10/10/2028	211,493
						265,462
COMMERCIAL MBS - 4.3%
Aventura Mall Trust 2013-AVM - 144A		155,000	3.867	++	12/5/2032	156,943
Aventura Mall Trust 2013-AVM - 144A		100,000	3.867	++	12/5/2032	101,253
BAMLL Commercial Mortgage Securities Trust 2015-200P - 144A		105,000	3.218		4/14/2033	106,395
Caesars Palace Las Vegas Trust 2017-VICI - 144A		100,000	4.138		10/15/2034	102,733
Citigroup Commercial Mortgage Trust 2013-375P - 144A		135,000	3.635	++	5/10/2035	136,725
Cold Storage Trust 2017-ICE3 - 144A	1 Month LIBOR + 1.000%	260,000	3.473	+	4/15/2024	261,136
GAHR Commercial Mortgage Trust 2015-NRF - 144A		105,000	3.495	++	12/15/2019	104,534
GS Mortgage Securities Corp. Trust 2012-ALOHA - 144A		252,000	3.551		4/10/2022	258,351
Hilton USA Trust 2016-SFP - 144A		185,000	3.323		11/5/2035	184,472
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 - 144A		97,467	4.388		5/15/2021	100,206
JPMBB Commercial Mortgage Securities Trust 2015-C31		125,000	4.106		8/15/2048	130,586
Morgan Stanley Capital I Trust 2017-CLS - 144A	1 Month LIBOR + 0.700%	85,000	3.173	+	11/15/2034	84,992
One Market Plaza Trust 2017-1MKT - 144A		105,000	3.614		2/10/2024	107,388
Sutherland Commercial Mortgage Loans 2018-SBC7 - 144A		84,312	4.720	++	5/25/2039	84,734
Wells Fargo Commercial Mortgage Trust 2015-LC20		125,000	3.184		4/15/2050	126,293
WFRBS Commercial Mortgage Trust 2014-C24		125,000	3.931		11/15/2047	128,415
						2,175,156
COMMERCIAL SERVICES - 0.1%
Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A		15,000	5.250		4/15/2024	15,075
Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A		10,000	5.750		4/15/2026	10,127
						25,202
COMPUTERS - 0.5%
Dell International LLC / EMC Corp. - 144A		155,000	6.020		6/15/2026	168,070
Hewlett Packard Enterprise Co.		100,000	4.900		10/15/2025	106,780
						274,850
DIVERSIFIED FINANCIAL SERVICES - 2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust		150,000	3.650		7/21/2027	142,808
Brookfield Finance LLC		174,000	4.000		4/1/2024	178,760
Capital One Financial Corp.		120,000	4.200		10/29/2025	123,640
Capital One Financial Corp.		165,000	3.750		7/28/2026	162,563
E*TRADE Financial Corp.		175,000	4.500		6/20/2028	179,032
Jefferies Group LLC		14,000	6.875		4/15/2021	14,963
Navient Corp.		135,000	6.750		6/25/2025	138,038
Springleaf Finance Corp.		90,000	6.875		3/15/2025	96,750
Synchrony Financial		135,000	3.950		12/1/2027	129,382
						1,165,936
ELECTRIC - 0.9%
DPL, Inc. - 144A		75,000	4.350		4/15/2029	75,598
Duke Energy Corp.		170,000	2.650		9/1/2026	162,661
Exelon Corp.		230,000	3.497		6/1/2022	233,329
						471,588
ENERGY - ALTERNATE RESOURCES - 0.2%
TerraForm Power Operating LLC - 144A		90,000	5.000		1/31/2028	89,100

ENGINEERING & CONSTRUCTION - 0.1%
Frontdoor, Inc. - 144A		70,000	6.750		8/15/2026	73,588

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6% (Continued)
ENTERTAINMENT - 0.3%
Eldorado Resorts, Inc.		$35,000	6.000		9/15/2026	$36,488
Gateway Casinos & Entertainment Ltd. - 144A		45,000	8.250		3/1/2024	47,250
Scientific Games International, Inc. - 144A		50,000	8.250		3/15/2026	51,937
						135,675
FOOD - 0.3%
Kraft Heinz Foods Co.		165,000	3.000		6/1/2026	155,768

HEALTHCARE PRODUCTS - 0.8%
Becton Dickinson and Co.		33,000	3.363		6/6/2024	33,095
Becton Dickinson and Co.		120,000	3.700		6/6/2027	119,598
Zimmer Biomet Holdings, Inc.		230,000	3.550		4/1/2025	229,563
						382,256
HEALTHCARE - SERVICES - 0.5%
HCA, Inc.		120,000	5.375		2/1/2025	126,600
Tenet Healthcare Corp.		135,000	4.625		7/15/2024	135,887
						262,487
HOME BUILDERS - 0.7%
PulteGroup, Inc.		125,000	6.375		5/15/2033	131,250
TRI Pointe Group, Inc.		85,000	5.875		6/15/2024	86,346
William Lyon Homes, Inc.		135,000	6.000		9/1/2023	134,325
						351,921
HOME EQUITY ABS - 0.7%
GSAA Trust 2005-1 AF4 (a)		69,074	5.619		11/25/2034	69,815
NewResidential Mortgage Loan Trust 2018-1 - 144A		205,987	4.000	++	12/25/2057	211,308
NovaStar Mortgage Funding Trust Series 2004-4	1 Month LIBOR + 1.725%	83,469	4.202	+	3/25/2035	84,321
						365,444
INSURANCE - 1.5%
Allstate Corp.	3 Month LIBOR + 2.938%	150,000	5.750	+	8/15/2053	154,757
Athene Holding Ltd.		135,000	4.125		1/12/2028	131,231
MetLife, Inc.	3 Month LIBOR + 2.959%	76,000	5.875	+	Perpetual	79,373
Prudential Financial, Inc.	3 Month LIBOR + 3.920%	230,000	5.625	+	6/15/2043	241,319
Teachers Insurance & Annuity Association of America - 144A	3 Month LIBOR + 2.661%	110,000	4.375	+	9/15/2054	112,870
Trinity Acquisition PLC		60,000	4.400		3/15/2026	62,113
						781,663
INTERNET - 0.4%
Tencent Holdings Ltd. - 144A		200,000	3.975		4/11/2029	201,751

INVESTMENT COMPANIES - 0.9%
Ares Capital Corp.		80,000	3.500		2/10/2023	79,204
Ares Capital Corp.		105,000	4.250		3/1/2025	103,896
BrightSphere Investment Group PLC		165,000	4.800		7/27/2026	161,125
FS Investment Corp.		64,000	4.250		1/15/2020	64,148
FS Investment Corp.		50,000	4.750		5/15/2022	49,959
						458,332
IRON/STEEL - 0.4%
ArcelorMittal		170,000	6.125		6/1/2025	190,121

LODGING - 0.1%
Wyndham Destinations, Inc.		45,000	4.500		4/1/2027	45,394

MACHINERY- CONSTRUCTION & MINING - 0.4%
Oshkosh Corp.		183,000	4.600		5/15/2028	185,193

MACHINERY- DIVERSIFIED - 0.3%
CNH Industrial NV		137,000	4.500		8/15/2023	142,151

MEDIA - 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital		155,000	5.050		3/30/2029	164,264
Discovery Communications LLC		160,000	3.950		3/20/2028	157,672
DISH DBS Corp.		80,000	5.875		7/15/2022	78,356
Entercom Media Corp. - 144A		5,000	6.500		5/1/2027	5,113
Meredith Corp.		85,000	6.875		2/1/2026	88,825
						494,230
MINING - 0.8%
BHP Billiton Finance USA Ltd. - 144A	5 Year Swap Rate USD + 5.093%	200,000	6.750	+	10/19/2075	225,343
Glencore Funding LLC - 144A		165,000	4.000		3/27/2027	162,003
						387,346

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6% (Continued)
MISCELLANEOUS MANUFACTURING - 0.2%
General Electric Co.	3 Month LIBOR + 3.330%	$136,000	5.000	+	12/29/2049	$128,967

OIL & GAS - 1.0%
CrownRock LP / CrownRock Finance, Inc. - 144A		75,000	5.625		10/15/2025	74,344
Helmerich & Payne, Inc.		100,000	4.650		3/15/2025	104,226
Holly Frontier Corp.		165,000	5.875		4/1/2026	176,827
Petroleos Mexicanos		90,000	6.500		1/23/2029	90,000
Transocean Guardian Ltd. - 144A		37,800	5.875		1/15/2024	38,934
						484,331
OIL & GAS SERVICES - 0.2%
USA Compression Partners LP / USA Compression Finance Corp.		105,000	6.875		4/1/2026	110,972

OTHER ABS - 9.1%
American Homes 4 Rent 2014-SFR2 Trust - 144A		230,000	4.705		10/17/2036	241,215
American Homes 4 Rent 2015-SFR2 Trust - 144A		220,000	4.691		10/17/2045	231,998
AXIS Equipment Finance Receivables VI LLC - 144A		140,000	3.890		7/20/2022	140,543
Bayview Opportunity Master Fund IVa Trust 2017-RT1 - 144A		77,100	3.000	++	3/28/2057	77,021
Bayview Opportunity Master Fund IVa Trust 2017-SPL5 - 144A		100,000	4.000	++	6/28/2057	103,178
BRE Grand Islander Timeshare Issuer 2019-A LLC - 144A		150,000	3.280		9/26/2033	150,465
CoreVest American Finance 2018-1 Trust - 144A		108,715	3.804		5/15/2023	110,822
CoreVest American Finance 2018-2 Trust - 144A		233,355	4.026		11/15/2052	239,875
Diamond Resorts Owner Trust - 144A		81,786	3.270		10/22/2029	82,190
Foundation Finance Trust 2019-1 - 144A		145,000	3.860		11/15/2034	145,159
Mill City Mortgage Loan Trust 2017-1 - 144A		87,601	2.750	++	11/25/2058	86,559
Mill City Mortgage Loan Trust 2018-4 - 144A		295,000	3.500	++	4/25/2066	297,333
MVW Owner Trust 2016-1 - 144A		62,907	2.250		12/20/2033	61,894
MVW Owner Trust 2017-1 - 144A		96,493	2.420		12/20/2034	95,341
Oak Hill Advisors Residential Loan Trust 2017-NPL2 - 144A (a)		127,540	3.000		7/25/2057	127,006
PRPM 2019-2 LLC - 144A (a)		200,000	3.967		4/25/2024	200,000
Sofi Consumer Loan Program 2017-5 LLC - 144A		105,000	2.780		9/25/2026	104,723
Sofi Consumer Loan Program 2017-6 LLC - 144A		100,000	2.820		11/25/2026	99,826
Towd Point Mortgage Trust - 144A		172,000	3.250	++	10/25/2053	172,579
Towd Point Mortgage Trust 2015-6 - 144A		130,000	3.750	++	4/25/2055	132,941
Towd Point Mortgage Trust 2017-1 - 144A		278,079	2.750	++	10/25/2056	273,323
Towd Point Mortgage Trust 2017-1 - 144A		115,000	3.750	++	10/25/2056	115,717
Towd Point Mortgage Trust 2018-4 - 144A		342,117	3.000	++	6/25/2058	338,336
Towd Point Mortgage Trust 2018-SJ1 - 144A		235,561	4.000	++	10/25/2058	236,800
Tricon American Homes 2017-SFR1 Trust - 144A		99,755	2.716		9/17/2022	98,673
Trinity Rail Leasing 2019 LLC - 144A		125,000	3.820		4/17/2049	125,949
TRIP Rail Master Funding LLC - 144A		127,575	2.709		8/15/2047	126,887
VOLT LXXV LLC - 144A (a)		154,487	4.336		1/25/2049	156,101
VSE 2017-A VOI Mortgage LLC - 144A		88,900	2.330		3/20/2035	87,451
Wendy’s Funding LLC - 144A		139,925	4.080		6/15/2045	141,322
						4,601,227
PACKAGING & CONTAINERS - 0.1%
Greif, Inc. - 144A		70,000	6.500		3/1/2027	72,275

PHARMACEUTICALS - 2.3%
AbbVie, Inc.		55,000	3.600		5/14/2025	55,370
AbbVie, Inc.		100,000	3.200		5/14/2026	97,110
Allergan Funding SCS		200,000	3.450		3/15/2022	201,096
Bausch Health Cos, Inc. - 144A		70,000	5.500		11/1/2025	71,903
Cigna Corp. - 144A		5,000	4.125		11/15/2025	5,172
Cigna Corp. - 144A		138,000	4.375		10/15/2028	142,465
CVS Health Corp.		199,000	4.300		3/25/2028	201,377
Mylan NV		145,000	3.950		6/15/2026	139,759
Par Pharmaceutical, Inc. - 144A		50,000	7.500		4/1/2027	51,990
Takeda Pharmaceutical Co., Ltd. - 144A		200,000	4.000		11/26/2021	205,340
						1,171,582
PIPELINES - 2.4%
Andeavor Logistics LP		135,000	4.250		12/1/2027	137,562
Cheniere Energy Partners LP - 144A		55,000	5.625		10/1/2026	56,950
Energy Transfer Partners LP		165,000	4.200		4/15/2027	166,053
Kinder Morgan Inc/DE		45,000	7.750		1/15/2032	59,364
Kinder Morgan Inc/DE		160,000	4.300		6/1/2025	167,873
MPLX LP		135,000	4.875		12/1/2024	144,226
NuStar Logistics LP		145,000	5.625		4/28/2027	145,500

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6% (Continued)
PIPELINES - 2.4% (Continued)
Sabine Pass Liquefaction LLC		$100,000	6.250		3/15/2022	$107,675
Sabine Pass Liquefaction LLC		85,000	4.200		3/15/2028	86,170
Valero Energy Partners LP		120,000	4.500		3/15/2028	125,659
						1,197,032
PRIVATE EQUITY - 0.3%
Apollo Management Holdings LP - 144A		135,000	4.000		5/30/2024	136,306

REITS - 4.1%
Alexandria Real Estate Equities, Inc.		100,000	3.950		1/15/2027	101,656
Corporate Office Properties LP		196,000	3.600		5/15/2023	194,042
EPR Properties		220,000	4.750		12/15/2026	226,889
GLP Capital LP / GLP Financing II, Inc.		155,000	5.750		6/1/2028	167,020
Healthcare Realty Trust, Inc.		90,000	3.875		5/1/2025	90,498
Healthcare Trust of America Holdings LP		150,000	3.750		7/1/2027	148,602
Hospitality Properties Trust		165,000	4.950		2/15/2027	166,260
iStar, Inc.		55,000	5.250		9/15/2022	55,550
Kilroy Realty LP		165,000	4.375		10/1/2025	171,570
Life Storage LP		65,000	3.875		12/15/2027	63,833
LifeStorage LP/CA		205,000	3.500		7/1/2026	198,026
MPT Operating Partnership LP / MPT Finance Corp.		85,000	5.000		10/15/2027	85,425
Office Properties Income Trust		170,000	4.500		2/1/2025	164,397
Physicians Realty LP		140,000	3.950		1/15/2028	135,044
Retail Opportunity Investments Partnership LP		105,000	4.000		12/15/2024	101,940
						2,070,752
RETAIL - 0.7%
Dollar Tree, Inc.		150,000	4.000		5/15/2025	153,102
QVC, Inc.		195,000	4.375		3/15/2023	197,329
						350,431
SEMICONDUCTORS - 0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd.		144,000	3.625		1/15/2024	143,055

SOFTWARE - 0.6%
Citrix Systems, Inc.		120,000	4.500		12/1/2027	120,130
Vmware, Inc.		83,000	2.950		8/21/2022	82,642
Vmware, Inc.		88,000	3.900		8/21/2027	85,749
						288,521
TELECOMMUNICATIONS - 0.7%
AT&T, Inc.		71,000	4.100		2/15/2028	72,712
CommScope, Inc. - 144A		25,000	8.250		3/1/2027	27,063
Frontier Communications Corp. - 144A		70,000	8.500		4/1/2026	66,150
Sprint Spectrum Co. LLC - 144A		125,000	3.360		9/20/2021	125,000
ViaSat, Inc. - 144A		80,000	5.625		4/15/2027	81,800
						372,725
TRUCKING & LEASING - 0.9%
Aviation Capital Group LLC - 144A		205,000	3.500		11/1/2027	196,280
Avolon Holdings Funding Ltd. - 144A		125,000	4.375		5/1/2026	124,415
Penske Truck Leasing Co. LP - 144A		140,000	4.125		8/1/2023	144,295
						464,990
WHOLE LOAN COLLATERAL CMO - 5.8%
Angel Oak Mortgage Trust I LLC 2018-2 - 144A		44,338	3.674	++	7/27/2048	44,701
Angel Oak Mortgage Trust I LLC 2019-1 - 144A		205,850	3.920	++	11/25/2048	208,436
Banc of America Funding 2005-1 Trust		42,385	5.500		2/25/2035	42,522
Bunker Hill Loan Depositary Trust 2019-1 - 144A (a)		98,882	3.613		10/26/2048	100,610
Chase Home Lending Mortgage Trust 2019-ATR1 - 144A		125,000	4.000	++	4/25/2049	127,012
Chase Mortgage Finance Corp. - 144A		129,400	3.750	++	4/25/2045	132,379
Chase Mortgage Finance Corp. - 144A		87,964	3.750	++	2/25/2044	89,891
Citigroup Commercial Mortgage Trust - 144A	1 Month LIBOR + 0.920%	145,000	3.393	+	12/15/2036	145,367
Citigroup Mortgage Loan Trust 2019-RP1 - 144A		100,000	3.500	++	1/25/2066	100,815
Citigroup Mortgage Loan Trust, Inc.		47,364	6.750		8/25/2034	51,516
COLT 2018-1 Mortgage Loan Trust - 144A		45,544	2.930	++	2/25/2048	45,517
Deephaven Residential Mortgage Trust 2017-2 - 144A		65,747	2.453	++	6/25/2047	64,781
Galton Funding Mortgage Trust 2017-1 - 144A		105,800	3.500	++	11/25/2057	105,566
Homeward Opportunities Fund I Trust 2018-2 - 144A		228,354	3.985	++	11/25/2058	232,087
JP Morgan Mortgage Trust 2005-A5		105,409	4.244	++	8/25/2035	107,503
JP Morgan Mortgage Trust 2017-5 - 144A		284,040	3.175	++	12/15/2047	284,653
LHOME Mortgage Trust 2019-RTL1 - 144A (a)		145,000	4.580		10/25/2023	146,480
MASTR Alternative Loan Trust 2004-4		47,976	5.500		4/25/2034	50,324

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
CORPORATE BONDS & NOTES - 64.6% (Continued)
WHOLE LOAN COLLATERAL CMO - 5.8% (Continued)
Metlife Securitization Trust - 144A		$100,000	3.717	++	4/25/2055	$100,193
Metlife Securitization Trust 2019-1 - 144A		150,000	3.750	++	4/25/2058	152,724
OBX 2019-INV1 Trust - 144A		153,308	4.500	++	11/25/2048	157,175
Residential Asset Securitization Trust 2005-A1		76,497	5.500		4/25/2035	77,997
Structured Adjustable Rate Mortgage Loan Trust Series 2004-4		65,622	4.554	++	4/25/2034	67,924
Thornburg Mortgage Securities Trust 2004-2	1 Month LIBOR + 0.620%	99,195	3.097	+	6/25/2044	98,581
Verus Securitization Trust 2018-1 - 144A		57,574	2.929	++	2/25/2048	57,520
Verus Securitization Trust 2018-3 - 144A		136,396	4.108	++	10/25/2058	139,262
						2,931,536

TOTAL CORPORATE BONDS & NOTES (Cost - $32,352,547)						32,717,297

FOREIGN GOVERNMENT BONDS - 2.6%
Dominican Republic International Bond - 144A		100,000	5.950		1/25/2027	105,750
Dominican Republic International Bond - 144A		150,000	6.000		7/19/2028	158,625
Indonesia Government International Bond - 144A		215,000	8.500		10/12/2035	310,094
Oman Government International Bond - 144A		200,000	5.625		1/17/2028	190,653
Saudi Government International Bond - 144A		200,000	4.375		4/16/2029	210,273
Turkey Government International Bond		115,000	7.375		2/5/2025	114,011
State Oil Co of the Azerbaijan Republic		200,000	6.950		3/18/2030	227,382
TOTAL FOREIGN GOVERNMENT BONDS - (Cost - $1,292,667)						1,316,788

MUNICIPAL BONDS - 5.4%
City of Bristol VA		340,000	4.210		1/1/2042	340,403
Idaho Health Facilities Authority		135,000	5.020		3/1/2048	147,057
Rockdale County Water & Sewerage Authority		305,000	3.060		7/1/2024	306,074
San Diego County Regional Airport Authority		325,000	5.594		7/1/2043	358,111
State of California		765,000	7.600		11/1/2040	1,194,276
State of Texas		245,000	3.011		10/1/2026	246,563
University of California		115,000	4.428		5/15/2048	120,310
TOTAL MUNICIPAL - (Cost - $2,655,347)						2,712,794

U.S. GOVERNMENT & AGENCY - 18.3%
U.S. GOVERNMENT AGENCY - 5.1%
Fannie Mae Pool		19,205	6.000		11/1/2034	21,496
Fannie Mae Pool		16,413	6.000		3/1/2036	17,967
Fannie Mae Pool		158,789	5.500		9/1/2036	174,727
Fannie Mae Pool		61,668	6.500		5/1/2037	71,406
Fannie Mae Pool		25,929	5.500		4/1/2038	28,535
Fannie Mae Pool		23,966	5.000		4/1/2038	26,003
Fannie Mae Pool		64,479	6.000		8/1/2038	71,893
Fannie Mae Pool		139,613	5.000		6/1/2039	150,141
Fannie Mae Pool		212,306	4.000		9/1/2044	219,256
Fannie Mae Pool		187,158	3.500		1/1/2046	189,638
Fannie Mae Pool		339,957	4.000		4/1/2046	350,871
Fannie Mae Pool		512,161	4.000		4/1/2048	527,716
Fannie Mae Pool		514,239	4.000		6/1/2048	529,336
Freddie Mac Gold Pool		175,244	5.000		12/1/2035	190,384
Freddie Mac Gold Pool		26,570	5.500		10/1/2039	29,012
						2,598,381
U.S. TREASURY OBLIGATIONS - 13.2%
United States Treasury Bond		1,170,000	2.625		8/31/2020	1,174,319
United States Treasury Bond		515,000	2.000		2/15/2025	505,585
United States Treasury Bond		965,000	2.875		8/15/2028	995,345
United States Treasury Bond		490,000	2.625		2/15/2029	495,053
United States Treasury Bond		335,000	3.125		2/15/2043	348,092
United States Treasury Bond		3,125,000	3.000		8/15/2048	3,160,645
						6,679,039

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $9,143,370)						9,277,420

BANK LOANS - 5.6%
ADVERTISING - 0.2%
Red Ventures LLC Term B-1 Loan	1 Month LIBOR + 3.000%	89,618	5.315	+	11/8/2024	90,066

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 5.6% (Continued)
AEROSPACE - 0.1%
Atlantic Aviation FBO, Inc. Term Loan	1 Month LIBOR + 3.750%	$14,963	—	+	11/30/2025	$15,168
TransDigm, Inc. New Tranche E Term Loan	1 Month LIBOR + 2.500%	49,749	4.742	+	5/14/2025	49,604
						64,772
AUTO MANUFACTURERS - 0.2%
Navistar, Inc. Tranche B Term Loan	1 Month LIBOR + 3.500%	89,100	5.640	+	11/2/2024	89,312

COMMERCIAL SERVICES - 0.1%
CHG Healthcare Services, Inc. New Term Loan	1 Month LIBOR + 3.000%	78,548	5.293	+	6/7/2023	78,687

DISTRIBUTION / WHOLESALE - 0.3%
American Builders & Contractors Supply Co, Inc. Term B-2 Loan	1 Month LIBOR + 2.000%	133,636	4.242	+	10/31/2023	132,773

DIVERSIFIED - FINANCIAL SERVICES - 0.6%
Capital Automotive LP Initial Tranche B-2 Term Loan	1 Month LIBOR + 2.500%	152,186	4.750	+	3/24/2024	152,060
Refinitiv US Holdings, Inc. Initial Dollar Term Loan	1 Month LIBOR + 3.750%	134,663	6.006	+	10/1/2025	133,428
						285,488
ENERGY - 0.1%
CITGO Petroleum Corporation 2019 Incremental Term B Loan	3 Month LIBOR + 5.000%	65,000	7.600	+	3/27/2024	65,027

ENTERTAINMENT - 0.3%
Crown Finance US, Inc. Initial Dollar Tranche Term Loan	1 Month LIBOR + 2.250%	70,867	4.742	+	2/7/2025	70,660
Scientific Games International, Inc. Initial Term B-5 Loan	1 Month LIBOR + 2.750%	84,150	5.019	+	8/14/2024	84,056
						154,716
FOOD - 0.3%
Aramark Intermediate HoldCo Corporation U.S. Term B-3 Loan	1 Month LIBOR + 1.750%	65,286	4.006	+	3/11/2025	65,286
Hearthside Group Holdings LLC Initial Term Loan	1 Month LIBOR + 3.688%	14,888	5.242	+	5/17/2025	14,621
Hearthside Group Holdings LLC 2018 Incremental Term B-2 Loan	1 Month LIBOR + 4.000%	59,850	6.315	+	5/31/2025	59,532
						139,439
HEALTHCARE - 0.2%
NVA Holdings, Inc. Incremental Term B-4 Loan	1 Month LIBOR + 3.500%	10,000	—	+	2/2/2025	10,038
Regionalcare Hospital Partners Holdings, Inc. Term B Loan	3 Month LIBOR + 4.500%	99,750	7.128	+	11/16/2025	100,373
						110,411
HOME FURNISHINGS - 0.1%
SharkNinja Operating LLC Tranche B Term Loan	1 Month LIBOR + 4.000%	71,522	6.250	+	10/5/2024	71,790

HOUSEHOLD PRODUCTS / WARES - 0.2%
KIK Custom Products, Inc. Initial Loan	1 Month LIBOR + 4.000%	108,120	6.242	+	5/15/2023	104,047

HOUSING - 0.4%
CPG International LLC New Term Loan	3 Month LIBOR + 3.750%	94,758	6.251	+	5/4/2024	94,680
Summit Materials, LLC New Term Loan	1 Month LIBOR + 2.000%	99,496	4.345	+	11/10/2024	99,527
						194,207
INSURANCE - 0.0%
Sedgwick Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.250%	4,988	—	+	11/5/2025	4,983

INVESTMENT COMPANIES - 0.2%
TKC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.750%	82,709	6.000	+	2/1/2023	82,606

LODGING - 0.3%
Station Casino LLC Term B Facility Loan	1 Month LIBOR + 2.500%	55,346	4.750	+	6/8/2023	55,503
Wyndham Hotels & Resorts, Inc. Term B Loan	1 Month LIBOR + 1.750%	79,600	3.992	+	3/29/2025	79,643
						135,146
MACHINERY - DIVERSIFIED - 0.1%
Brookfield WEC Holdings, Inc. Initial Term Loan	1 Month LIBOR + 3.500%	79,800	5.992	+	7/26/2025	80,398

MEDIA - 0.2%
Commscope, Inc. Initial Term Loan	1 Month LIBOR + 3.250%	90,000	—	+	2/7/2026	90,914

PHARMACEUTICALS - 0.1%
Valeant Pharmaceuticals International, Inc. Initial Term Loan	1 Month LIBOR + 3.000%	9,250	5.092	+	6/1/2025	9,302
Valeant Pharmaceuticals International, Inc. First Incremental Term Loan	1 Month LIBOR + 2.750%	28,500	5.129	+	6/1/2025	28,560
						37,862
REGIONAL - 0.2%
Seminole Indian Tribe of Florida 2018 Replacement Term B Loan	1 Month LIBOR + 1.750%	88,650	3.456	+	7/6/2024	89,107

RETAIL - 0.1%
84 Lumber Company Term B-1 Loan	1 Month LIBOR + 5.250%	74,677	7.466	+	10/25/2023	74,957

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Corporate/Government Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate %		Date	Value
BANK LOANS - 5.6% (Continued)
SERVICE - 0.2%
Dun & Bradstreet Corporation Initial Term Borrowing	1 Month LIBOR + 5.000%	$95,000	7.479	+	2/1/2026	$95,832

SOFTWARE - 0.6%
Boxer Parent Co., Inc. Initial Dollar Term Loan	3 Month LIBOR + 4.250%	109,725	6.648	+	6/28/2025	109,245
IQVIA, Inc. Term B-3 Dollar Loan	1 Month LIBOR + 1.750%	109,175	4.136	+	6/8/2025	108,936
Kronos, Inc. Incremental Term Loan	3 Month LIBOR + 3.000%	78,625	5.343	+	11/1/2023	78,840
						297,021
TELECOMMUNICATIONS - 0.2%
CenturyLink, Inc. Initial Term B Loan	1 Month LIBOR + 2.750%	113,563	4.992	+	1/31/2025	113,019

TRANSPORTATION - AUTOMOTIVE - 0.1%
Panther BF Aggregator 2 L P Term Loan B	1 Month LIBOR + 3.500%	65,000	—	+	3/18/2026	65,345

UTILITY - 0.2%
Calpine Corporation Term Loan (2019)	3 Month LIBOR + 2.750%	100,000	5.340	+	4/1/2026	100,444

TOTAL BANK LOANS - (Cost - $2,839,707)						2,848,369

		Shares
SHORT-TERM INVESTMENT - 3.7%
MONEY MARKET FUND - 3.7%
Fidelity Institutional Money Market Fund - Government Portfolio (Cost - $1,843,187)		1,843,187	2.310	+		1,843,187

TOTAL INVESTMENTS - 100.2% (Cost - $50,126,825)						$50,715,855
LIABILITIES LESS OTHER ASSETS - (0.2)%						(88,609)
NET ASSETS - 100.0%						$50,627,246

LLC - Limited Liability Corporation

ABS - Asset Backed Security

MBS - Mortgage Backed Security

CMO - Collateralized Mortgage Obligation

LP - Limited Partnership

REITS - Real Estate Investment Trust

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates

+	Variable rate security. Interest rate is as of April 30, 2019.

++	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $17,494,776 or 35.56% of net assets.

(a)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2019.

Portfolio Composition *- (Unaudited)
Corporate Bonds & Notes	64.6%	Foreign Government Bonds	2.6%
U.S. Government & Agencies	18.3%	Short - Term	3.5%
Bank Loans	5.6%	Total	100.0%
Municipal	5.4%

Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Perella Weinberg Partners Capital Management LP)

Asset Class Recap

As the fiscal year began with lingering fears and uncertainty surrounding trade deals and interest rates, investors broadly approached each new headline with caution and even some trepidation. During the first fiscal quarter, the volatility reached levels seen only four other times in the last decade. Similar to those time-periods, these sell-offs and corresponding spikes in volatility were generally triggered by “concerns” and headlines rather than deteriorating fundamentals. Regardless of the cause, volatility spikes generally correspond with widening spreads on merger deals and other risk-arbitrage opportunities therefore, the fact that volatility levels subsided before the end of the first fiscal quarter allowed for these risk-arbitrage strategies to recover and rally through the end of the second fiscal quarter. From the beginning of the fiscal year through the most recent fiscal quarter, event driven strategies, as measured by the Credit Suisse Event Driven Liquid Index, rose 5.7 percent. While broader in scope, long/short equity strategies, as measured by the Credit Suisse Long/Short Liquid Index, increased 4.5 percent.

Allocation Review

Within the Fund, the event driven allocation is primarily represented in the form of announced mergers. The event driven holdings began the fiscal year at 60 percent of the Fund and fell to 44 percent at the end of the most recent fiscal quarter. Although the exposure to event driven briefly fell to 38 percent at the end of March, this was not indicative of a less favorable view of the opportunities in the event driven space. The lower than average event exposure was due to prominent positions coming to fruition during the fiscal six-month period.

Holdings Insights

The largest pharmaceutical deal ever, combining two of the world’s largest cancer drug businesses was announced near the beginning of the fiscal year and was a highlight of the event driven allocation over both fiscal quarters. The deal between Celgene Corp. (CELG) (holding weight*: 4.75 percent) and Bristol-Myers Squibb Co. (BMY) (holding weight*: -2.14 percent) faced concerns as BMY was believed to be a takeover target, and also faced concerns that its activist shareholders would block the deal. However, the Sub-Adviser believed that the $74 billion deal was too large for activist shareholders to influence, and BMY is too large to be a target. Ultimately, the deal received the backing from prominent proxy advisory firms. As such, the spread on the deal compressed from $18.54 to $1.40.

Another contributor from the event driven allocation came from Chevron Corp.’s (CVX) (holding weight*: -1.24%) announcement that they intend to acquire Anadarko Petroleum Corp. (APC) (holding weight*: 2.30 percent). Although the spread was not initially attractive, the prospect of another suitor was intriguing enough for the Sub-Adviser to enter the deal. On April 29, 2019, Occidental Petroleum Corp. (OXY) (holding weight*: 1.58 percent) made an offer to acquire all outstanding shares of APC. Additionally, over $16 billion worth of mergers closed within the Fund over the fiscal quarter, as well as a number of new deals announced. The Sub-Adviser believes that the event environment will continue to be robust, but will remain selective about the deals by employing their rigorous fundamental approach.

The contribution from the long / short equity allocation of the Fund was well distributed with no large outliers. Danaher Corp. (DHR) (holding weight*: 1.53 percent), and PepsiCo Inc. (PEP) (holding weight*: 1.51 percent) were among the best performing positions. Conversely, the short positions within the allocation generally detracted during the market rally that commenced at the end of December. Detractors were also well distributed with no large outliers. Boeing Co. (BA) (holding weight*: 1.00 percent) contributed to performance the first fiscal quarter but detracted in the most recent fiscal quarter. BA experienced volatility due to the Ethiopian plane crash and associated safety concerns on the 737 Max 8 jet. However, the negative impact to the Fund was tempered as the Sub-Adviser had purchased put options to hedge the position. The Sub-Adviser believes that moving forward; sector rotation will continue to produce a large opportunity set for the long / short equity allocation.

Sub-Adviser Outlook

Throughout the volatility of the first fiscal quarter and subsequent rally in the second fiscal quarter, the Sub-Adviser continued to reiterate its commitment to its investment approach and philosophy, focusing on capital preservation and opportunistically looking to deploy capital as appropriate. The Sub-Adviser’s multi-lens approach served the Fund during the volatile 2018 period, and the Sub-Adviser is optimistic that its approach is well-suited for additional volatility that may arise in 2019.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	2.55%	4.42%	1.91%	4.26%
Class C	2.02%	3.39%	0.88%	3.22%
Class A with load of 5.75%	(3.46)%	(1.82)%	0.45%	3.37%
Class A without load	2.42%	4.17%	1.65%	3.98%
IQ Hedge Market Neutral Total Return Index	2.94%	3.17%	1.94%	3.37%
Morningstar Multialternative Category	3.06%	1.19%	1.02%	2.83%

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.17% for Class N, 3.17% for Class C and 2.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 75.0%
AEROSPACE/DEFENSE - 3.6%
Boeing Co.	7,399	$2,794,528
Harris Corp.	22,745	3,832,532
United Technologies Corp.	22,077	3,148,401
		9,775,461
AIRLINES - 0.1%
American Airlines Group, Inc. *	101,283	126,604

APPAREL - 1.1%
Nike, Inc.	33,108	2,907,876

BANKS - 2.7%
Bank of America Corp.	136,285	4,167,595
Citigroup, Inc.	41,896	2,962,047
SunTrust Banks, Inc.	3,744	245,157
		7,374,799
BEVERAGES - 1.2%
PepsiCo., Inc.	25,131	3,218,025

BIOTECHNOLOGY - 5.1%
Celgene Corp. *	140,083	13,260,257
Pacific Biosciences of California, Inc. *	127,838	944,723
		14,204,980
CHEMICALS - 3.2%
A. Schulman, Inc. *	44,665	33,499
Dow, Inc. *	20,144	1,142,769
International Flavors & Fragrances, Inc.	7,726	1,064,574
Versum Materials, Inc.	128,492	6,704,713
		8,945,555
COAL - 0.3%
SunCoke Energy Partners LP	60,582	759,698

COMMERCIAL SERVICES - 2.9%
Nielsen Holdings PLC	27,814	710,091
Worldpay, Inc. *	63,443	7,436,154
		8,146,245
COMPUTERS - 3.0%
Apple, Inc.	18,204	3,652,997
Luxoft Holding, Inc. *	80,024	4,675,002
		8,327,999
COSMETICS - 0.8%
Colgate-Palmolive Co.	18,628	1,355,932
Coty, Inc.	83,000	898,060
		2,253,992
ELECTRIC - 0.5%
PG&E Corp. *	64,897	1,461,480

ELECTRONICS - 1.4%
Honeywell International, Inc.	18,087	3,140,446
Resideo Technologies, Inc. *	34,070	773,389
		3,913,835
ENGINEERING & CONSTRUCTION - 0.9%
Jacobs Engineering Group, Inc.	30,263	2,358,698

ENTERTAINMENT - 0.7%
Marriott Vacations Worldwide Corp.	17,234	1,820,427

FOOD - 0.9%
Mondelez International, Inc.	51,088	2,597,825

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 74.9% (Continued)
GAS - 0.9%
AmeriGas Partners LP	66,877	$2,424,960

HEALTHCARE - PRODUCTS - 2.0%
Danaher Corp.	32,192	4,263,509
Thermo Fisher Scientific, Inc.	4,382	1,215,786
		5,479,295
HEALTHCARE - SERVICES - 0.9%
HCA Healthcare, Inc.	11,396	1,449,913
WellCare Health Plans, Inc. *	4,195	1,083,778
		2,533,691
HOLDING COMPANIES - DIVERSIFIED - 0.4%
CM Seven Star Acquisition Corp. *	105,264	1,087,377

HOME BUILDERS - 0.7%
Lennar Corp.	39,168	2,037,911

INSURANCE - 0.4%
Navigators Group, Inc.	14,191	992,519

INTERNET - 1.4%
Amazon.com, Inc. *	2,067	3,982,117

INVESTMENT COMPANIES - 0.5%
Oaktree Capital Group LLC	28,006	1,417,664

LEISURE PRODUCTS - 0.5%
Royal Caribbean Cruises Ltd.	11,300	1,366,622

LODGING - 1.3%
Caesars Entertainment Corp. *	193,932	1,815,203
Wyndham Hotels & Resorts, Inc.	31,072	1,731,332
		3,546,535
MEDIA - 4.0%
CBS Corp.	40,588	2,080,947
Fox Corp. *	1	26
Tribune Media Co.	124,703	5,761,279
Walt Disney Co.	22,722	3,112,213
		10,954,465
MINING - 1.7%
Newmont Goldcorp Corp.	148,807	4,621,957

MISCELLANEOUS MANUFACTURING- 0.8%
Eaton Corp. PLC	10,157	841,203
General Electric Co.	126,749	1,289,037
		2,130,240
OIL & GAS - 6.3%
Anadarko Petroleum Corp.	88,082	6,416,774
Marathon Petroleum Corp.	33,301	2,027,032
Occidental Petroleum Corp.	75,007	4,416,412
Royal Dutch Shell PLC - ADR	30,906	1,963,458
Valero Energy Corp.	27,838	2,523,793
		17,347,469
PACKAGING & CONTAINERS - 3.2%
Bemis Co., Inc.	154,728	8,884,482

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 74.9% (Continued)
PHARMACEUTICALS - 1.9%
CVS Health Corp.	19,087	$1,037,951
Johnson & Johnson	18,622	2,629,426
Zoetis, Inc.	14,729	1,500,001
		5,167,378
PIPELINES - 0.0%
Columbia Pipeline Group, Inc. *	84,102	—

REAL ESTATE INVESTMENT TRUSTS - 2.3%
Digital Realty Trust, Inc.	8,512	1,001,947
Equinix, Inc.	4,634	2,107,080
InfraREIT, Inc. *	67,384	1,418,433
MedEquities Realty Trust, Inc.	162,884	1,744,488
Winthrop Realty Trust *	102,617	80,041
		6,351,989
RETAIL - 2.5%
Home Depot, Inc.	14,414	2,936,132
O’Reilly Automotive, Inc. *	3,549	1,343,545
Walmart, Inc.	25,004	2,571,411
		6,851,088
SEMICONDUCTORS - 3.3%
Broadcom, Inc.	8,868	2,823,571
Mellanox Technologies, Inc. *	51,971	6,252,111
		9,075,682
SOFTWARE - 9.7%
Borqs Technologies, Inc. *	93,231	372,924
First Data Corp. *	481,139	12,442,255
Microsoft Corp.	36,103	4,715,052
Red Hat, Inc. *	51,133	9,333,306
		26,863,537
TELECOMMUNICATIONS - 1.9%
Quantenna Communications, Inc. *	56,839	1,384,030
T-Mobile US, Inc. *	38,610	2,818,144
Zayo Group Holdings, Inc. *	33,675	1,053,691
		5,255,865

TOTAL COMMON STOCKS (Cost - $197,459,308)		206,566,342

CLOSED-END FUND - 0.7%
Altaba, Inc. *	26,113	1,968,659
TOTAL CLOSED-END FUND (Cost - $1,923,127)

EXCHANGE TRADED FUNDS - 2.5%
Invesco Senior Loan ETF	56,315	1,293,556
iShares MBS ETF	14,364	1,522,440
SPDR Blackstone / GSO Senior Loan ETF	85,456	4,003,614
TOTAL EXCHANGE TRADED FUNDS - (Cost - $6,859,669)		6,819,610

RIGHTS - 0.0%
Nexstar Broadcasting Group, Inc. *	87,600	4,380
TOTAL RIGHTS (Cost - $26,280)

WARRANTS - 0.0%
Borqs Technologies, Inc. *	105,552	6,333
TOTAL WARRANTS (Cost - $8,254)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2019

				Exercise
Security	Counterparty	Contracts**	Notional	Price	Expiration Date	Value
PURCHASED OPTIONS - 0.2%
PURCHASED CALL OPTIONS - 0.0%
Bristol-Myers Squibb Co.	JP Morgan	453	$2,378,250	$52.50	6/21/2019	$7,248
TOTAL PURCHASED CALL OPTIONS (Cost - $165,528)

PURCHASED PUT OPTIONS - 0.2%
Coty, Inc.	JP Morgan	1,165	1,747,500	15.00	5/17/2019	483,475
Russel 2000 Index	JP Morgan	46	7,268,000	1,580.00	6/21/2019	134,320
TOTAL PURCHASED PUT OPTIONS (Cost - $726,469)						617,795
TOTAL PURCHASED OPTIONS (Cost - $891,997)						625,043

		Interest
	Shares	Rate
SHORT-TERM INVESTMENT - 42.2%
MONEY MARKET FUND - 42.2%
Fidelity Investments Money Market Fund - Class I	116,335,567	2.28% +	116,335,567
TOTAL SHORT-TERM INVESTMENT (Cost - $116,335,567)

TOTAL INVESTMENTS - 120.6% (Cost - $323,504,202)			$332,325,934
LIABILITIES IN EXCESS OF OTHER ASSETS - (20.6)%			(56,795,280)
NET ASSETS - 100.0%			$275,530,654

ADR - American Depositary Receipt.

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

*	Non-Income producing security.

**	Each Purchased Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

+	Variable rate security. Interest rate is as of April 30, 2019.

				Exercise
Security	Counterparty	Contracts**	Notional	Price	Expiration Date	Value
WRITTEN OPTIONS - (0.1)%
WRITTEN CALL OPTIONS - (0.1)%
Bristol-Myers Squibb Co.	JP Morgan	453	$2,831,250	$62.50	6/21/2019	$1,133
Coty, Inc.	JP Morgan	2,408	2,648,800	11.00	5/17/2019	142,072
Russell 2000 Index	JP Morgan	46	7,268,000	1,580.00	6/21/2019	210,910
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $435,882)						354,115

WRITTEN PUT OPTIONS - (0.0)%
Bristol-Myers Squibb Co.	JP Morgan	453	2,038,500	45.00	6/21/2019	39,864
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $112,033)
TOTAL WRITTEN OPTIONS (Premiums Received - $547,915)						393,979

				Shares
SECURITIES SOLD SHORT * - (41.5)%
AEROSPACE/DEFENSE - (0.3)%
Lockheed Martin Corp.				2,166		721,993

AIRLINES - (0.6)%
American Airlines Group, Inc.				1,426		48,741
Delta Air Lines, Inc.				27,729		1,616,323
						1,665,064
AUTO MANUFACTURERS - (1.0)%
General Motors Co.				52,014		2,025,945
Tesla, Inc.				3,745		893,894
						2,919,839
AUTO PARTS & EQUIPMENT - (0.3)%
Autoliv, Inc.				10,759		844,474

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2019

Security	Shares	Value
SECURITIES SOLD SHORT* - (41.5)% (Continued)
BANKS - (0.1)%
BB&T Corp.	4,848	$248,218

BUILDING MATERIALS - (0.4)%
Johnson Controls International PLC	33,078	1,240,425

CHEMICALS - (0.4)%
PPG Industries, Inc.	8,922	1,048,335

COAL - (0.3)%
SunCoke Energy, Inc.	84,815	730,257

COMMERCIAL SERVICES - (0.8)%
PayPal Holdings, Inc.	19,447	2,193,038

EQUITY EXCHANGE TRADED FUNDS - (11.9)%
Communication Services Select Sector SPDR Fund	30,449	1,524,581
Consumer Staples Select Sector SPDR Fund	157,941	9,114,775
Energy Select Sector SPDR Fund	89,654	5,927,026
Health Care Select Sector SPDR Fund	33,128	2,957,005
Industrial Select Sector SPDR Fund	9,312	726,429
iShares Russell 2000 ETF	36,405	5,762,548
iShares U.S. Real Estate ETF	27,839	2,421,993
SPDR S&P 500 ETF Trust	10,036	2,950,785
Utilities Select Sector SPDR Fund	25,616	1,503,915
		32,889,057
GAS - (0.7)%
UGI Corp.	33,439	1,822,760

HEALTHCARE - SERVICES - (0.3)%
Centene Corp.	14,180	731,121
Tivity Health, Inc.	2	43
		731,164
INTERNET - (0.3)%
Netflix, Inc.	1,946	721,071

IRON / STEEL - (0.6)%
Nucor Corp.	27,442	1,566,115

MACHINERY - DIVERSIFIED - (0.6)%
Rockwell Automation, Inc.	9,349	1,689,458

MINING - (1.6)%
Newmont Goldcorp Corp.	147,092	4,568,678

MISCELLANEOUS MANUFACTURERS - (0.6)%
3M Co.	8,486	1,608,182

OIL & GAS - (2.3)%
Chevron Corp.	28,860	3,464,932
Exxon Mobil Corp.	36,793	2,953,742
		6,418,674
PACKAGING & CONTAINERS - (2.9)%
Amcor Ltd.	704,043	7,943,518

PHARMACEUTICALS - (2.2)%
Bristol-Myers Squibb Co.	128,826	5,981,391

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Monthly Distribution Fund (Continued)
April 30, 2019

Security	Shares	Value
SECURITIES SOLD SHORT* - (41.5)% (Continued)
PRIVATE EQUITY - (0.3)%
Brookfield Asset Management, Inc.	15,081	$726,753

REAL ESTATE INVESTMENT TRUSTS - (1.2)%
Kimco Realty Corp.	77,396	1,345,916
Macerich Co.	16,716	670,980
Omega Healthcare Investors, Inc.	38,290	1,355,083
		3,371,979
RETAIL - (0.7)%
Starbucks Corp.	25,918	2,013,310

SEMICONDUCTORS - (1.0)%
Intel Corp.	12,812	653,925
Texas Instruments, Inc.	18,445	2,173,374
		2,827,299
SOFTWARE - (7.9)%
Fidelity National Information Services, Inc.	58,505	6,782,485
Fiserv, Inc.	139,495	12,169,544
Oracle Corp.	51,742	2,862,885
		21,814,914
TELECOMMUNICATIONS - (0.9)%
AT&T, Inc.	79,114	2,449,369

TRANSPORTATION - (1.3)%
FedEx Corp.	11,165	2,115,321
United Parcel Service, Inc.	15,340	1,629,415
		3,744,736

TOTAL SECURITIES SOLD SHORT - (Proceeds - $110,884,419)		$114,500,071

ETF - Exchange Traded Fund

PLC - Public Limited Company

*	Non-Income producing security.

**	Each Written Option contract allows the option holder to buy/sell 100 shares of the underlying security at the exercise price.

Portfolio Composition * - (Unaudited)
Short-Term Investment	35.0%	Basic Materials	4.1%
Technology	13.3%	Exchange Traded Funds	2.1%
Consumer, Non-Cyclical	13.1%	Utilities	1.2%
Industrial	8.1%	Closed-End Fund	0.6%
Communications	6.1%	Diversified	0.3%
Consumer, Cyclical	5.6%	Options	0.2%
Energy	5.4%	Warrants	0.0%
Financial	4.9%	Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Investments Corporation)

Asset Class Recap

It was a volatile beginning to the fiscal year for most asset classes around the globe. Over the first fiscal quarter, investors dealt with rising interest rates, a slowdown in Eurozone business confidence, weaker Chinese growth, and increasing geopolitical tension across the globe. Asset classes rose slightly in November as Fed Chairman Powell changed his tune indicating that rates were just below the range of estimates for neutral. This statement was a much more dovish stance than what was previously conveyed in October. However, once the 10- year U.S. Treasury rose above 3.2 percent for the second time, equity markets began to decline. In December, concerns that the U.S. is late in its economic cycle heightened, and with the Democrats winning the House, the likelihood of further meaningful fiscal stimulus was significantly reduced. Equity markets precipitously declined in December, while government bonds filled their more traditional role as a defensive portion of a balanced portfolio. Equities strongly rebounded through the most recent fiscal quarter ended April 30 as the 10-year U.S Treasury precipitously declined over 80 basis points amid investor optimism. The positive sentiment was also supported by strong economic releases, satisfactory earnings releases from U.S. companies, and progress in the U.S./China trade talks. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, increased 3.0 percent during the fiscal six-month period ended April 30, 2019.

Allocation Review

As volatility spiked and equity markets tumbled in the first fiscal quarter, the defensive asset strategy fared well by providing a positive return while most asset classes across the globe precipitously declined. The Sub-Adviser viewed this as an opportunity to reduce the allocation to the defensive asset strategy and increase the exposure to the growth asset strategy. This shift benefitt ed the Fund as equity prices rallied off their lows in late December. As equity markets continued to rally through the end of the most recent fiscal quarter, the Sub-Adviser methodically took profits from the growth strategy and moved back into the defensive asset strategy. At the conclusion of the most recent fiscal quarter, the growth strategy’s allocation reached a low for the fiscal year, while the defensive strategy reached a high.

Holdings Insights

The growth asset and real asset strategies detracted from Fund performance in the first fiscal quarter but strongly contributed in the most recent fiscal quarter. Positions within this strategy included the iShares Currency Hedged MSCI Japan ETF (HEWJ) (holding weight*: 12.62 percent), the iShares Hedged MSCI Germany ETF (HEWG) (holding weight*: 4.16 percent), and the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 11.83 percent). During the six-month period, these positions increased by 1.4 percent, 8.5 percent, and 9.8 percent, respectively. The exposure within the growth asset strategy has shifted through the first half of the fiscal year. To begin the fiscal year, the allocation to U.S. equities was approximately 40 percent of the allocation. Due to the rapid increase in U.S. equities, the Sub-Adviser believes that their prices had outstripped the underlying earnings and more value could be found overseas. As a result of this view, the exposure to use U.S. equities stood at a quarter of its original representation by the end of the most recent fiscal quarter. The exposure to the real asset strategy remained consistent through the first fiscal quarter. However, in the most recent fiscal quarter, the Sub-Adviser eliminated the exposure to TIPS. The Sub-Adviser did not believe that a rapid rise in inflation is an immediate concern. One position within the real asset strategy that detracted from Fund performance was the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 5.88 percent). Over the fiscal six-month period, COMT declined 1.5 percent.

The defensive asset strategy achieved its goal of attempting to provide downside protection for the Fund in the first fiscal quarter. In December alone, equity markets, as measured by the MSCI ACWI Index, declined over 7 percent, while U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, increased 1.8 percent. The largest portion of the defensive asset strategy is dedicated to U.S. bonds. In the most recent fiscal quarter, this strategy relatively detracted from Fund performance as risk assets rallied. Throughout the most recent fiscal quarter, the Sub-Adviser reduced the exposure to U.S. bonds and increased the exposure to cash as a strategic hedge to lower the overall risk of the Fund as markets reach all-time highs. The Sub-Adviser also increased the exposure to bonds in the UK and Japan, while also maintaining short positions in Australian bonds and German bunds, as these two countries are experiencing compressed yields and small term premiums.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for opportunities within the asset categories the Fund invests in for the rest of 2019, albeit with continued volatility. The Sub-Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered to be attractive returns with lower systematic risk and lower correlation than traditional equity investments.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(4/30/10)
Class N	6.41%	2.75%	1.31%	1.42%
Class C	5.85%	1.68%	0.28%	0.40%
Class A with load of 5.75%	0.07%	(3.49)%	(0.17)%	0.48%
Class A without load	6.21%	2.42%	1.03%	1.14%
IQ Hedge Global Macro Beta Index	2.97%	4.24%	0.94%	1.79%
Morningstar Multialternative Category	3.06%	1.19%	1.02%	1.46%

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.97% for Class N, 2.97% for Class C and 2.22% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund
April 30, 2019

Security	Shares	Value
EXCHANGE TRADED FUNDS - 39.3%
COMMODITY EXCHANGE TRADED FUNDS - 5.9%
iShares Commodities Select Strategy ETF	71,252	$2,363,429

DEBT EXCHANGE TRADED FUNDS - 4.8%
SPDR Bloomberg Barclays High Yield Bond ETF	53,653	1,945,994

EQUITY EXCHANGE TRADED FUNDS - 28.6%
iShares Currency Hedged MSCI Germany ETF	60,045	1,672,854
iShares Currency Hedged MSCI Japan ETF	161,357	5,071,451
SPDR S&P 500 ETF Trust	16,163	4,752,245
		11,496,550
TOTAL EXCHANGE TRADED FUNDS (Cost - $13,076,802)		15,805,973

				Exercise	Expiration
	Counter Party	Contracts	Notional	Price	Date
PURCHASED OPTIONS * + - 3.9%
CALL OPTION ON FUTURES PURCHASED - 3.8%
US 10 Year Future	Goldman Sachs	112	153,125	US $110	5/28/2019	1,531,250
Swiss Market Index Option	Morgan Stanley	10	140,408	CHF $9,675	6/24/2019	1,404
						1,532,654
PUT OPTIONS ON FUTURES PURCHASED - 0.1%
S&P 500 E-Mini Option	Goldman Sachs	41	16,605	US $2,515	6/24/2019	8,302
S&P 500 E-Mini Option	Goldman Sachs	41	45,920	US $2,600	7/22/2019	22,960
						31,262
TOTAL PURCHASED OPTIONS (Cost - $1,458,278)						1,563,916

	Principal	Discount
	Amount ($)	Rate (%)		Maturity
SHORT-TERM INVESTMENTS - 56.8%
U.S. GOVERNMENT SECURITIES - 50.5%
US Treasury Bill ^^	1,090,000	0.9294		6/6/2019	1,087,411
US Treasury Bill	19,273,000	1.1271		6/13/2019	19,218,090
					20,305,501

	Shares	Interest Rate (%)
MONEY MARKET - 6.3%
Morgan Stanley Institutional Liquidity Fund	2,506,834	2.3400	^		2,506,834

TOTAL SHORT-TERM INVESTMENTS - (Cost - $22,812,432)					22,812,335

TOTAL INVESTMENTS - 100.0% (Cost - $37,347,512)					$40,182,224
LIABILITIES LESS OTHER ASSETS - (0.0)%					(3,111)
NET ASSETS - 100.0%					$40,179,113

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2019

						Unrealized
					Expiration	Appreciation
Open Futures Contracts	Counter Party	Contracts	Notional		Date	(Depreciation)
LONG FUTURES CONTRACTS ** - 0.7%
10 Year Mini JGB Future	Goldman Sachs	8	$1,096,979		6/12/2019	$(181)
Amsterdam Index Future	Goldman Sachs	7	891,542		5/17/2019	16,072
CAC 40 10 Euro Future	Goldman Sachs	12	745,916		5/17/2019	11,992
CAN 10 Year Bond Future	Goldman Sachs	5	513,604		6/19/2019	73
FTSE 100 Index Future	Goldman Sachs	44	4,228,340		6/21/2019	147,058
FTSE/MIB Index Future	Goldman Sachs	14	1,683,281		6/21/2019	72,978
IBEX 35 Index Future	Goldman Sachs	2	214,285		5/17/2019	1,362
Long Gilt Future	Goldman Sachs	32	5,311,387		6/26/2019	1,977
MSCI Emerging Markets Future	Goldman Sachs	15	810,150		6/21/2019	25,425
S&P/TSX 60 IX Future	Goldman Sachs	8	1,181,564		6/20/2019	17,597
SPI 200 Futures	Goldman Sachs	1	110,927		6/20/2019	1,263
TOTAL FUTURES CONTRACTS PURCHASED						295,616

SHORT FUTURES CONTRACTS ** - (0.1)%
AUST 10 Year Bond Future	Goldman Sachs	(36)	(3,503,821)		6/17/2019	(28,586)
DAX Index Future	Goldman Sachs	(1)	(346,044)		6/21/2019	(4,340)
Euro-Bond Future	Goldman Sachs	(25)	(4,631,575)		6/6/2019	7,542
Hang Seng Index Future	Goldman Sachs	(6)	(1,126,826)		5/30/2019	3,305
S&P 500 E-mini Future	Goldman Sachs	(10)	(1,474,250)		6/21/2019	(12,240)
Topix Index Future	Goldman Sachs	(6)	(870,034)		6/13/2019	2,309
US 10 Year Note (CBT)	Goldman Sachs	(4)	(494,688)		6/19/2019	(375)
TOTAL FUTURES CONTRACTS SOLD						(32,385)

				Exercise Price		Value
OPTIONS WRITTEN *+ - (0.1)%
WRITTEN CALL FUTURE OPTIONS - (0.0)%
S&P 500 E-Mini Option	Goldman Sachs	(27)	(24,300)	US $2,985	5/20/2019	(12,150)
S&P 500 E-Mini Option	Goldman Sachs	(27)	(17,280)	US $3,035	6/10/2019	(8,640)
						(20,790)

				Exercise Price		Value
WRITTEN PUT FUTURE OPTIONS - (0.1)%
S&P 500 E-Mini Option	Goldman Sachs	(27)	(8,235)	US $2,750	5/20/2019	(4,118)
S&P 500 E-Mini Option	Goldman Sachs	(27)	(31,860)	US $2,800	6/10/2019	(15,930)
Swiss Market Index Option	Morgan Stanley	(10)	(140,408)	CHF $9,675	6/24/2019	(1,404)
						(21,452)
TOTAL WRITTEN FUTURE OPTIONS - (Premiums Received - $44,146)						(42,242)

CHF - Swiss Franc

ETF - Exchange Traded Fund

*	Non income producing security.

+	Each option contract allows holder to purchase/sell 100 shares of the underlying security at the exercise price.

^	Variable rate security. Interest rate is as of April 30, 2019.

^^	All of this security is segregated as collateral for futures contracts.

**	The amounts shown are the underlying reference notional amounts to stock exchange indices, debt securities and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Dynamic Macro Fund (Continued)
April 30, 2019

As of April 30, 2019 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts

	Settlement		Local Currency	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Amount Purchased	Market Value	Appreciation
To Sell USD and To Buy:
Swiss Franc	5/6/2019	Morgan Stanley Smith Barney	7,290	$7,157	$7
Net Unrealized Gain on Forward Currency Contracts					$7

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

Asset Class Recap

High-yield spreads came under pressure at the beginning of the first fiscal quarter amid signs of slowing growth in China and Europe, sharp declines in oil and other commodity prices, the weakest December equity market performance since the Great Depression and a disappointing Fed meeting that offered no flexibility with respect to balance sheet runoff. However, spreads rallied sharply in January, benefitting from progress on U.S. China trade talks, stable or better than expected earnings and, most importantly, a dovish pivot from Jerome Powell and the Fed. Spreads continued to tighten in the most recent fiscal quarter as the Fed continued to reiterate their dovish stance. In the March meeting, they announced that they did not expect to raise rates through 2021. High-yield bonds, as measured by the ICE BofA ML US Cash Pay High-Yield Index, increased 4.1 percent over the most recent fiscal six-month period.

Allocation Review

The Fund’s relative performance was a tale of two halves , specifically, the first two quarters of the fiscal year. The Fund’s sector allocation and security selection detracted in the first fiscal quarter as lower quality bonds rallied. However, in the second fiscal quarter, the majority of the outperformance was attributable to security selection. Sector selection had a small negative contribution during the most recent fiscal quarter because of the small allocation to cash. Positions in the communications and consumer cyclical sectors were the largest contributors, while positions in the industrial and energy sectors detracted slightly. From a sector selection standpoint, an overweight allocation to finance companies and an underweight allocation to insurance were some of the largest contributors. In the first fiscal quarter, the allocation to banking and basic industry companies detracted, while the cash position and an overweight allocation to REITs were the largest detractors in the most recent fiscal quarter. As markets rose strongly since the start of 2019, the Sub-Adviser viewed valuation to be nearing fair value. At that time, the Sub-Adviser lowered the risk of the portfolio by reducing the exposure to single B bonds and increasing the exposure to BB-rated bonds.

Holdings Insights

As previously mentioned, t he best performer within the consumer cyclical sector that has contributed positively to Fund performance over the first two fiscal quarters was a protein company, Pilgrim’s Pride Corp. 5.87% due 09/30/27 (72147KAE8) (holding weight*: 0.85 percent). This credit increased 16.9 percent over the fiscal six-month period on continued solid performance and market consensus that there is a reasonable path to achieve an investment grade rating in the next few years. Another contributor within this sector came from the same parent and is also a protein producer. JBS USA/Food/Finance 6.50% due 04/15/2029 (46590XAA4) (holding weight*: 0.28 percent) increased 4.9 percent since being initiated into the portfolio in early April. Strong contributors from the fiscal six-month period and most recent fiscal quarter came from the communications sector. Altice Luxembourg SA 7.625% 02/15/2025 (02154VAB7) (holding weight*: 1.09 percent) increased 14.8 percent over the most six month period. The Sub-Adviser attributes the positive performance to the company doing a partial refinance on some of their outstanding debt which the Sub-Adviser views as a good sign that they are worthy of doing primary deals. Another contributor was McGraw-Hill Global Education Holdings LLC (580638AC8) (holding weight*: 0.52 percent). The credit increased 5.7 percent as the company announced a deal to merge with a large competitor.

The price of West Texas Intermediate Crude Oil drastically fell over 21 percent during the first fiscal quarter, adversely affecting the energy sector. Although the price of West Texas Intermediate Crude Oil rebounded in the second fiscal quarter, an exploration and production (E&P) company in the Fund displayed weakness. Chaparral Energy Inc. 8.75% 7/15/2023 (15942RAF6) (holding weight*: 0.64 percent). This credit fell 17.6 percent in the first fiscal quarter and another 3 percent in the most recent fiscal quarter ended April 30, 2019.

Sub-Adviser Outlook

The Sub-Adviser continues to monitor four important factors when evaluating what it believes the most attractive risk/reward opportunities: credit fundamentals, future Fed actions, the macroeconomic environment, and corporate earnings. Credit fundamentals generally remained solid, and spreads continue to be attractive versus other fixed income alternatives. Spreads are trading in the 350-400 range, which implies a default rate of 2 percent. The Sub-Adviser believes valuations at the current level are fair, but unlikely to tighten further on a relative basis, as loans remain historically wide at 400 basis points. The Fed’s new dovish tone could be favorable across U.S. fixed income this year, as it is now indicating that it will be patient with further monetary tightening unless warranted by an uptick in growth or inflation. Although the Fed continues to see favorable growth and a strong labor market ahead, it also has acknowledged the risk increase for a less favorable outlook. The Sub-Adviser continues to see relatively low odds for a US recession this year, though a few macro indicators are flashing subtle warnings. Low sovereign rates globally and flat yield curves suggest reasons for caution. However, recent equity-linked weakness and CCC underperformance indicate that the positive technical environment may reverse quickly.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	5.97%	6.29%	3.34%	7.50%
Class C	5.62%	5.54%	2.62%	6.73%
Class A with load of 4.50%	1.19%	1.35%	2.16%	6.75%
Class A without load	5.90%	6.09%	3.10%	7.24%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	6.22%	7.20%	4.59%	8.85%
Morningstar High-Yield Bond Category	4.67%	5.22%	3.46%	8.53%

Barclays U.S. Corporate High- Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.13% for Class N, 1.88% for Class C and 1.38% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund
April 30, 2019

	Principal	Interest	Maturity
Security	Amount	Rate%	Date	Value
BONDS & NOTES - 94.0%
AEROSPACE/DEFENSE - 0.2%
UAL 2007-1 Pass Through Trust	$229,519	6.636	7/2/2022	$242,303

AUTO MANUFACTURERS - 1.0%
Allison Transmission, Inc. - 144A	551,000	5.000	10/1/2024	559,359
JB Poindexter & Co., Inc. - 144A	528,000	7.125	4/15/2026	541,200
				1,100,559
AUTO PARTS & EQUIPMENT - 0.6%
Delphi Technologies PLC - 144A	690,000	5.000	10/1/2025	634,800

BUILDING MATERIALS - 0.7%
Standard Industries, Inc. - 144A	750,000	6.000	10/15/2025	786,720

CHEMICALS - 2.9%
Consolidated Energy Finance SA - 144A	685,000	6.875	6/15/2025	708,975
Neon Holdings, Inc. - 144A	464,000	10.125	4/1/2026	479,080
NOVA Chemicals Corp. - 144A	750,000	5.000	5/1/2025	732,188
OCI NV -144A	563,000	6.625	4/15/2023	589,179
Rayonier AM Products, Inc. - 144A	700,000	5.500	6/1/2024	670,250
				3,179,672
COAL - 0.7%
SunCoke Energy Partners LP - 144A	791,000	7.500	6/15/2025	800,888

COMMERCIAL SERVICES - 2.9%
Ahern Rentals, Inc. - 144A	585,000	7.375	5/15/2023	523,575
Garda World Security Corp. - 144A	715,000	8.750	5/15/2025	677,606
Jurassic Holdings III, Inc. - 144A	575,000	6.875	2/15/2021	575,000
Prime Security Services Borrower LLC - 144A	131,000	5.250	4/15/2024	131,655
Prime Security Services Borrower LLC - 144A	447,000	5.750	4/15/2026	452,677
Refinitiv US Holdings, Inc. - 144A	799,000	8.250	11/15/2026	811,728
				3,172,241
COMPUTERS - 2.2%
Dell International LLC - 144A	1,215,000	6.020	6/15/2026	1,317,455
Diebold Nixdorf, Inc.	693,000	8.500	4/15/2024	582,120
Seagate HDD Cayman	525,000	4.875	3/1/2024	526,766
				2,426,341
COSMETICS/PERSONAL CARE - 1.1%
Coty, Inc. - 144A ^	575,000	6.500	4/15/2026	568,531
First Quality Finance Co., Inc. - 144A	600,000	5.000	7/1/2025	598,500
				1,167,031
DISTRIBUTION/WHOLESALE - 0.6%
H&E Equipment Services, Inc.	655,000	5.625	9/1/2025	667,281

DIVERSIFIED FINANCIAL SERVICES - 5.5%
Alliance Data Systems Corp. - 144A	700,000	5.875	11/1/2021	716,625
Credit Acceptance Corp. - 144A	542,000	6.625	3/15/2026	571,810
Enova International, Inc. - 144A	765,000	8.500	9/1/2024	738,225
Enova International, Inc. - 144A	349,000	8.500	9/15/2025	342,100
LPL Holdings, Inc. - 144A	775,000	5.750	9/15/2025	790,500
Navient Corp.	1,075,000	5.625	8/1/2033	870,750
Quicken Loans, Inc. - 144A	875,000	5.750	5/1/2025	892,500
Springleaf Finance Corp.	800,000	6.875	3/15/2025	860,000
Springleaf Finance Corp.	238,000	7.125	3/15/2026	255,999
				6,038,509

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2019

	Principal	Interest	Maturity
Security	Amount	Rate%	Date	Value
BONDS & NOTES - 94.0% (Continued)
ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
Energizer Holdings, Inc. - 144A	$640,000	6.375	7/15/2026	$662,200
EnerSys - 144A	794,000	5.000	4/30/2023	805,910
				1,468,110
ELECTRONICS - 1.2%
ADT Security Corp.	556,000	4.125	6/15/2023	545,225
Ingram Micro, Inc.	817,000	5.450	12/15/2024	814,013
				1,359,238
ENERGY - 0.8%
Pattern Energy Group, Inc. - 144A	839,000	5.875	2/1/2024	868,541

ENGINEERING & CONSTRUCTION - 2.0%
Frontdoor, Inc. - 144A	560,000	6.750	8/15/2026	588,700
Great Lakes Dredge & Dock Corp.	535,000	8.000	5/15/2022	566,431
Tutor Perini Corp. - 144A	650,000	6.875	5/1/2025	652,438
Weekley Homes LLC	423,000	6.000	2/1/2023	416,655
				2,224,224
ENTERTAINMENT - 1.5%
Cirsa Finance International SARL - 144A	340,000	7.875	12/20/2023	353,624
Eldorado Resorts, Inc.	660,000	6.000	9/15/2026	688,050
Scientific Games International, Inc. - 144A	545,000	8.250	3/15/2026	566,119
				1,607,793
FOOD - 3.5%
Albertsons Companies LLC	562,000	5.750	3/15/2025	560,595
JBS USA LLC - 144A	508,000	5.875	7/15/2024	524,510
JBS USA LLC - 144A	525,000	5.750	6/15/2025	538,781
JBS USA LLC - 144A	283,000	6.500	4/15/2029	300,688
Land O’Lakes Capital Trust - 144A	484,000	7.450	3/15/2028	525,745
Pilgrim’s Pride Corp. - 144A	880,000	5.875	9/30/2027	910,800
Post Holdings, Inc. - 144A	430,000	5.500	3/1/2025	441,825
				3,802,944
FOREST PRODUCTS & PAPER - 0.7%
Cascades, Inc. - 144A	183,000	5.500	7/15/2022	185,288
Cascades, Inc. - 144A ^	527,000	5.750	7/15/2023	536,222
				721,510
HEALTHCARE-PRODUCTS - 1.0%
Hologic, Inc. - 144A	525,000	4.375	10/15/2025	522,703
Ortho-Clinical Diagnostics, Inc. - 144A	525,000	6.625	5/15/2022	515,484
				1,038,187
HEALTHCARE-SERVICES - 3.8%
Centene Corp.	174,000	4.750	1/15/2025	176,958
Centene Corp. - 144A	547,000	5.375	6/1/2026	570,373
DaVita, Inc.	825,000	5.125	7/15/2024	827,063
HCA, Inc.	1,100,000	5.375	2/1/2025	1,160,500
MEDNAX, Inc. - 144A	857,000	5.250	12/1/2023	874,140
MPH Acquisition Holdings LLC - 144A	500,000	7.125	6/1/2024	503,850
				4,112,884
HOUSEHOLD PRODUCTS - 0.5%
Central Garden & Pet Co.	600,000	5.125	2/1/2028	571,500

INTERNET - 1.3%
Cogent Communications Group, Inc. - 144A	505,000	5.375	3/1/2022	523,938
Netflix, Inc.	655,000	5.875	2/15/2025	709,037
Netflix, Inc.	202,000	4.375	11/15/2026	200,232
				1,433,207

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2019

	Variable	Principal	Interest		Maturity
Security	Rate	Amount	Rate%		Date	Value
BONDS & NOTES - 94.0% (Continued)
INVESTMENT COMPANIES - 0.6%
FS Energy & Power Fund - 144A		$592,000	7.500		8/15/2023	$612,850

IRON/STEEL - 2.0%
Cleveland-Cliffs, Inc. - 144A		325,000	4.875		1/15/2024	325,813
Cleveland-Cliffs, Inc.		402,000	5.750		3/1/2025	401,075
Commercial Metals Co.		462,000	5.750		4/15/2026	467,775
Mineral Resources Ltd. - 144A		525,000	8.125		5/1/2027	539,805
United States Steel Corp.		445,000	6.875		8/15/2025	419,813
						2,154,281
LODGING - 0.8%
Hilton Grand Vacations Borrower LLC		298,000	6.125		12/1/2024	313,645
Wyndham Destinations, Inc.		346,000	4.150		4/1/2024	356,380
Wyndham Destinations, Inc.		175,000	4.500		4/1/2027	176,531
						846,556
MACHINERY-CONSTRUCTION/MINING - 0.5%
Terex Corp. - 144A		559,000	5.625		2/1/2025	566,686
MEDIA - 9.9%
Altice Financing SA - 144A		1,090,000	7.500		5/15/2026	1,109,075
Altice Luxembourg SA - 144A		1,235,000	7.625		2/15/2025	1,168,619
Belo Corp.		735,000	7.750		6/1/2027	810,337
Belo Corp.		210,000	7.250		9/15/2027	226,275
Block Communications, Inc. - 144A		778,000	6.875		2/15/2025	811,065
CCO Holdings LLC - 144A		232,000	5.875		4/1/2024	242,953
CCO Holdings LLC - 144A		275,000	5.375		5/1/2025	285,312
CCO Holdings LLC - 144A		478,000	5.500		5/1/2026	494,491
CCO Holdings LLC - 144A		378,000	5.000		2/1/2028	378,472
Charter Communications Operating LLC	3 mo LIBOR + 1.650%	545,000	4.386	+	2/1/2024	548,495
CSC Holdings LLC - 144A		225,000	5.375		7/15/2023	230,625
CSC Holdings LLC - 144A		1,800,000	5.500		4/15/2027	1,858,734
EW Scripps Co. - 144A		350,000	5.125		5/15/2025	333,375
Gray Television, Inc. - 144A		428,000	5.125		10/15/2024	436,560
Gray Television, Inc. - 144A		103,000	5.875		7/15/2026	106,412
McGraw-Hill Global Education Holdings LLC - 144A		643,000	7.875		5/15/2024	552,176
Sirius XM Radio, Inc. - 144A		692,000	5.375		7/15/2026	714,490
UPCB Finance IV Ltd. - 144A		500,000	5.375		1/15/2025	512,350
						10,819,816
METAL FABRICATE - 0.6%
Novelis Corp. - 144A		650,000	6.250		8/15/2024	678,438

MINING - 1.5%
First Quantum Minerals Ltd. - 144A		473,000	7.250		4/1/2023	470,280
FMG Resources (August 2006) Pty Ltd. - 144A		600,000	5.125		3/15/2023	612,600
Freeport-McMoRan, Inc.		525,000	3.875		3/15/2023	521,063
						1,603,943
OIL & GAS - 6.1%
Brazos Valley Longhorn LLC		639,000	6.875		2/1/2025	644,591
Callon Petroleum Co.		565,000	6.375		7/1/2026	580,537
Centennial Resource Production LLC - 144A		525,000	6.875		4/1/2027	545,344
Chaparral Energy, Inc. - 144A		926,000	8.750		7/15/2023	687,555
Extraction Oil & Gas, Inc. - 144A		725,000	5.625		2/1/2026	598,125
Hilcorp Energy I LP - 144A		842,000	5.000		12/1/2024	839,895
Lonestar Resources America, Inc. - 144A		521,000	11.250		1/1/2023	521,000

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2019

	Principal	Interest	Maturity
Security	Amount	Rate%	Date	Value
BONDS & NOTES - 94.0% (Continued)
OIL & GAS - 6.1% (Continued)
MEG Energy Corp. - 144A	$725,000	6.500	1/15/2025	$731,344
Noble Holding International Ltd. - 144A	495,000	7.875	2/1/2026	480,769
Shelf Drilling Holdings Ltd. - 144A	550,000	8.250	2/15/2025	541,750
Southwestern Energy Co.	525,000	7.500	4/1/2026	535,500
				6,706,410
OIL & GAS SERVICES - 3.9%
Apergy Corp.	500,000	6.375	5/1/2026	518,750
Calfrac Holdings LP - 144A	565,000	8.500	6/15/2026	471,775
Forum Energy Technologies, Inc.	605,000	6.250	10/1/2021	571,725
Hi-Crush Partners LP - 144A	996,000	9.500	8/1/2026	771,900
KCA Deutag UK Finance PLC - 144A	490,000	9.875	4/1/2022	428,750
Nine Energy Service, Inc. - 144A	265,000	8.750	11/1/2023	274,937
Pioneer Energy Service, Inc.	652,000	6.125	3/15/2022	436,840
SESI LLC	140,000	7.750	9/15/2024	103,950
USA Compression Partners LP	528,000	6.875	4/1/2026	558,033
USA Compression Partners LP - 144A	113,000	6.875	9/1/2027	119,497
				4,256,157
PACKAGING & CONTAINERS - 2.1%
Crown Americas LLC	300,000	4.500	1/15/2023	307,128
Crown Cork & Seal Co., Inc.	392,000	7.375	12/15/2026	441,000
Intertape Polymer Group, Inc. - 144A	664,000	7.000	10/15/2026	680,600
Owens-Brockway Glass Container, Inc. - 144A	739,000	5.375	1/15/2025	756,551
Sealed Air Corp. - 144A	106,000	5.125	12/1/2024	110,505
				2,295,784
PHARMACEUTICALS - 1.6%
Bausch Health Companies, Inc. - 144A	1,150,000	5.875	5/15/2023	1,163,168
Par Pharmaceutical, Inc. - 144A	529,000	7.500	4/1/2027	550,054
				1,713,222
PIPELINES - 4.6%
Antero Midstream Partners LP - 144A	375,000	5.750	3/1/2027	383,438
Cheniere Corpus Christi Holdings LLC	600,000	7.000	6/30/2024	674,250
Cheniere Corpus Christi Holdings LLC	350,000	5.875	3/31/2025	378,000
Cheniere Energy Partners LP	432,000	5.250	10/1/2025	442,260
Genesis Energy LP.	275,000	6.000	5/15/2023	278,696
Genesis Energy LP.	625,000	5.625	6/15/2024	623,828
Holly Energy Partners LP - 144A	525,000	6.000	8/1/2024	550,084
SemGroup Corp.	875,000	5.625	7/15/2022	871,719
SemGroup Corp.	145,000	5.625	11/15/2023	138,475
Summit Midstream Holdings LLC	675,000	5.500	8/15/2022	669,937
				5,010,687
REAL ESTATE - 2.1%
Greystar Real Estate Partners LLC - 144A	641,000	5.750	12/1/2025	645,807
Kennedy-Wilson, Inc.	935,000	5.875	4/1/2024	949,025
Newmark Group, Inc.	679,000	6.125	11/15/2023	713,037
				2,307,869
REAL ESTATE INVESTMENT TRUSTS - 6.4%
CTR Partnership LP	604,000	5.250	6/1/2025	625,249
ESH Hospitality, Inc. - 144A	865,000	5.250	5/1/2025	870,406
GEO Group, Inc.	275,000	5.125	4/1/2023	258,500
GEO Group, Inc.	310,000	5.875	10/15/2024	285,200
GLP Capital LP	550,000	5.375	4/15/2026	582,208
Iron Mountain, Inc. - 144A	980,000	4.875	9/15/2027	953,662

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2019

	Principal	Interest	Maturity
Security	Amount	Rate%	Date	Value
BONDS & NOTES - 94.0% (Continued)
REAL ESTATE INVESTMENT TRUSTS - 6.4% (Continued)
iStar, Inc.	$250,000	6.000	4/1/2022	$256,562
iStar, Inc.	733,000	5.250	9/15/2022	740,330
MGM Growth Properties Operating Partnership LP - 144A	261,000	5.750	2/1/2027	275,029
MPT Operating Partnership LP	569,000	5.000	10/15/2027	571,845
Sabra Health Care LP	717,000	5.125	8/15/2026	711,819
Starwood Property Trust, Inc.	794,000	4.750	3/15/2025	797,970
				6,928,780
RETAIL - 2.2%
Brinker International, Inc. - 144A	547,000	5.000	10/1/2024	548,367
Conn’s, Inc.	784,000	7.250	7/15/2022	787,920
FirstCash, Inc. - 144A	450,000	5.375	6/1/2024	462,375
Lithia Motors, Inc. - 144A	586,000	5.250	8/1/2025	592,593
				2,391,255
SEMICONDUCTORS - 0.5%
Amkor Technology, Inc. - 144A	494,000	6.625	9/15/2027	504,343

SOFTWARE - 2.3%
CDK Global, Inc.	539,000	5.875	6/15/2026	569,993
Donnelley Financial Solutions, Inc.	723,000	8.250	10/15/2024	737,460
Rackspace Hosting, Inc. - 144A ^	625,000	8.625	11/15/2024	584,375
SS&C Technologies, Inc. - 144A	557,000	5.500	9/30/2027	572,318
				2,464,146
TELECOMMUNICATIONS - 9.5%
Altice France SA - 144A	875,000	7.375	5/1/2026	888,672
Altice France SA - 144A	213,000	8.125	2/1/2027	223,118
Anixter, Inc. - 144A	319,000	6.000	12/1/2025	339,735
C&W Senior Financing Designated Activity Co. - 144A	633,000	6.875	9/15/2027	636,792
CenturyLink, Inc.	1,435,000	7.500	4/1/2024	1,544,419
CommScope Finance LLC - 144A	577,000	6.000	3/1/2026	612,341
Frontier Communications Corp.	700,000	7.125	1/15/2023	439,250
Frontier Communications Corp.	199,000	7.625	4/15/2024	110,942
Frontier Communications Corp. - 144A	305,000	8.500	4/1/2026	288,225
Hughes Satellite Systems Corp.	553,000	6.625	8/1/2026	560,604
Intelsat Jackson Holdings SA	769,000	5.500	8/1/2023	699,790
Sprint Corp.	3,362,000	7.875	9/15/2023	3,510,600
Telesat LLC - 144A	491,000	8.875	11/15/2024	533,349
				10,387,837
TRUCKING & LEASING - 0.8%
Avolon Holdings Funding Ltd. - 144A	725,000	5.125	10/1/2023	753,319
Avolon Holdings Funding Ltd. - 144A	145,000	5.250	5/15/2024	151,663
				904,982
TOTAL BONDS & NOTES (Cost - $101,868,101)				102,578,525

	Shares
EXCHANGE TRADED FUND - 1.0%
DEBT FUND - 1.0%
iShares iBoxx High Yield Corporate Bond ETF ^	12,149			1,056,234
TOTAL EXCHANGE TRADED FUND (Cost - $1,030,477)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham High-Yield Bond Fund (Continued)
April 30, 2019

		Interest
Security	Shares	Rate%		Value
SHORT-TERM INVESTMENT - 3.2%
MONEY MARKET FUND - 3.2%
First American Government Obligations Fund - Class Z	3,495,668	2.280	+	$3,495,668
TOTAL SHORT-TERM INVESTMENT (Cost - $3,495,668)

COLLATERAL FOR SECURITIES LOANED - 2.2%
HSBC US Government Money Market Fund - Class Institutional #	360,160	2.426	+	360,160
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional #	2,000,000	2.526	+	2,000,000
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $2,360,160)				2,360,160

TOTAL INVESTMENTS - 100.4% (Cost - $108,754,406)				$109,490,587
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.4)%				(396,591)
NET ASSETS - 100.0%				$109,093,996

LLC - Limited Liability Corporation

LP - Limited Partnership

PLC - Public Limited Company

SARL - Société à responsabilité limitée

^	All or a portion of these securities are on loan. Total loaned securities had a value of $2,313,378 at April 30, 2019.

+	Variable rate security. Interest rate is as of April 30, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2019 the total market value of 144A securities is $62,867,716 or 57.63% of net assets.

Portfolio Composition ** - (Unaudited)
Ba3	18.8%	Caa2	3.9%
B3	17.1%	Short-Term Investment	3.2%
B2	14.3%	Baa3	2.2%
B1	12.6%	Collateral For Securities Loaned	2.2%
Ba2	11.5%	Exchange Traded Fund	1.0%
Ba1	6.8%	Other	0.6%
Caa1	5.3%	Caa3	0.5%
		Total	100.0%

**	Based on total value of investments as of April 30, 2019. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Allianz Global Investors U.S. LLC)

Asset Class Recap

During the first fiscal quarter, the U.S. Federal Reserve continued to reduce the balance sheet, albeit at a slower pace, and raised interest rates by 0.25 percent. In addition, China faced troubles in their economy. The collapse of oil prices to approximately $40 a barrel also hurt investor sentiment. During the second fiscal quarter, these three key macro drivers stabilized economies, according to the Sub-Adviser. The first key macroeconomic driver was the Unites States Federal Reserve’s decision to end interest rate hikes for the rest of the 2019 year and stop their balance sheet’s quantitative tightening. The second macroeconomic driver involved China responding to its economic slowdown with targeted fiscal and monetary stimulus. The third macroeconomic driver was attributed to oil prices stabilizing.

During the first fiscal quarter, foreign bonds, as measured by the Bloomberg Barclays Global Aggregate ex US Index, increased 4.3 percent. During the second fiscal quarter, foreign bonds decreased 1.0 percent. For the six-month period, foreign bonds rose 3.3 percent. Detracting from overall returns was the strength of the U.S. dollar, which rose 1.4 percent versus a broad basket of foreign currencies, as measured by the Deutsche Bank US Dollar Index.

Allocation Review

During the six-month period, foreign corporate and sovereign debt contributed to Fund performance relative to the benchmark index, while currency selection was flat. For example, country contributions were the result of the Sub-Adviser’s highly selective overweight exposure to emerging markets debt in the Middle East, Middle Asia, and South America. The relative effects of currency was basically flat due to the Sub-Adviser being underweight a strong U.S. Dollar and going long the appreciating emerging market currencies. Spread contributions were due to the Sub-Adviser overweighting corporate bonds in the financials and utilities sectors while underweighting bonds in the industrial sector.

Holdings Insights

Country selection within emerging markets contributed to Fund performance. For example, an emerging market government bond was the Republic of Indonesia Bond 2.15% 7/18/24 (BF41YJ0) (holding weight*: 1.26 percent). The bond returned 5.9 percent in Euros during the six-month period. However, since the bond was issued in Euros, it did not benefit from the appreciation that the Indonesian Rupiah experienced during the six-month period. Another emerging market government bond that contributed to relative and absolute performance was the Republic of Kazakhstan 5.125% 7/21/2025 (Y7276LDE5) (holding weight*: 1.18 percent). This U.S. dollar denominated issue returned 6.9 percent. Another emerging market government bond that contributed to performance was the Saudi International Bond 4.000% 4/17/2025 (BFNF0Z1) (holding weight*: 1.10 percent). This U.S. dollar denominated issue returned 7.6 percent. In addition, corporate bond sector selection had a significant contribution to Fund performance, as well. For example, from the financial sector, Enel Finance International 1.966% 1/27/25 (BVL8RV9) (holding weight*: 0.64 percent) rose 6.4 percent in Euros, but was slightly lower when converted to U.S. Dollars.

Security selection in Japan and a large allocation to Japanese government bonds detracted from Fund performance. For example, the Japan Government Bond 2.100% 12/20/27 (B2B35B7) (holding weight*: 7.31 percent) increased 1.5 percent in Japanese Yen, and when converted to U.S. dollars, performance was only slightly higher. Another detractor was the Japan Government Bond 1.900% 9/20/23 (6708557) (holding weight*: 5.84 percent), which increased 0.3 percent in Japanese Yen but was still relatively flat when measured in U.S dollars. In addition, the Japan Government Bond) 0.1% 11/01/2020 (BGXQKV7 (holding weight*: 0.98 percent) detracted from the Fund, as local currency performance was flat and performance in U.S. dollars was slightly positive.

Sub-Adviser Outlook

Although financial conditions appear to have loosened due to accommodative monetary policy, the Sub-Adviser believes narrow money supply indicators are running below their long-term averages, suggesting weak global growth ahead. The Sub-Adviser remains cautious and has a preference for higher quality bonds. In addition, the Sub-Adviser believes investment grade spreads should remain range bound but may be accompanied by increased dispersion among sectors returns. For example, the Sub-Adviser believes the financial sector has less risky business models, while the outlook for investment grade industrials is deteriorating due to leverage fueled by significant M&A activity. Thus, the Sub-Adviser continues to favor sovereign issuers over corporate issuers due to the near term refinancing risks of corporate issuers. Moving forward, the Sub-Adviser expects the U.S. dollar strength to eventually abate as growth trends lower, with the possibility of emerging market countries benefiting.

*	Holdings percentage(s) of total investments as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(11/1/13)
Class N	2.23%	(4.51)%	(1.86)%	(1.29)%
Class C	1.78%	(5.23)%	(2.59)%	(2.04)%
Class A with load of 4.50%	(2.61)%	(9.18)%	(3.01)%	(2.36)%
Class A without load	2.01%	(4.87)%	(2.11)%	(1.54)%
Barclays Global ex-US Aggregate Bond Index Unhedged	3.25%	(2.51)%	(0.64)%	(0.03)%
Morningstar World Bond Category	4.13%	1.31%	1.21%	1.61%

The Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.35% for Class N, 2.10% for Class C and 1.60% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund
April 30, 2019

		Principal		Interest		Maturity
Security	Variable Rate	Amount		Rate%		Date	Value
CORPORATE BONDS & NOTES - 36.4%
APPAREL - 1.4%
LVMH Moet Hennessy Louis Vuitton SE		450,000	EUR	0.3750		5/26/2022	$511,402

AUTO MANUFACTURERS - 0.6%
BMW Finance NV		200,000	EUR	0.7500		4/15/2024	229,143

BANKS - 17.2%
ABN AMRO Bank NV		200,000	EUR	6.3750		4/27/2021	252,309
AIB Group PLC		150,000	EUR	2.2500		7/3/2025	176,761
Banco Santander SA	3M Euro LIBOR + 0.75%	200,000	EUR	0.4410	+	3/28/2023	224,378
Banque Federative du Credit Mutuel SA		200,000	EUR	2.6250		3/18/2024	249,334
Bayerische Landesbank		500,000	EUR	0.2500		9/4/2024	567,147
BNP Paribas SA	3M Euro LIBOR + 0.62%	250,000	EUR	0.3120	+	5/22/2023	280,418
BPCE SA		200,000	EUR	4.6250		7/18/2023	261,187
CaixaBank SA		400,000	EUR	0.6250		11/12/2020	454,304
Cooperatieve Rabobank UA		200,000	EUR	1.3750		2/3/2027	240,141
Credit Agricole SA/London		200,000	EUR	1.8750		12/20/2026	239,907
HSBC Holdings PLC		200,000	EUR	6.0000		6/10/2019	225,539
ING Bank NV	Euro 5 Year Swap Rate + 2.25%	200,000	EUR	3.6250	+	2/25/2026	236,736
KBC Group NV	Euro 5 Year Swap Rate + 1.98%	200,000	EUR	2.3750	+	11/25/2024	226,580
Landesbank Hessen-Thueringen Girozentrale		500,000	EUR	0.5000		9/25/2025	573,255
Landesbank Baden-Wuerttemberg		500,000	EUR	0.3750		2/27/2025	569,933
Lloyds Bank PLC		200,000	EUR	6.5000		3/24/2020	236,624
Mitsubishi UFJ Financial Group Inc	3 Month LIBOR + 0.86%	400,000	USD	3.4464	+	7/26/2023	401,947
Sumitomo Mitsui Financial Group Inc	3 Month LIBOR + 0.74%	250,000	USD	3.3280	+	1/17/2023	250,430
UBS Group Funding Switzerland AG		200,000	EUR	1.2500		9/1/2026	231,900
Westpac Banking Corp		500,000	EUR	0.3750		3/5/2023	565,288
							6,464,118
BEVERAGES - 2.2%
Anheuser-Busch InBev SA/NV		300,000	EUR	0.8750		3/17/2022	345,178
Heineken NV		200,000	EUR	3.5000		3/19/2024	259,981
Pernod Richard SA		200,000	EUR	1.5000		5/18/2026	236,959
							842,118
CHEMICALS - 1.5%
Air Liquide Finance SA		500,000	EUR	0.7500		6/13/2024	580,467

ELECTRIC - 3.0%
Enel Finance International NV		200,000	EUR	1.9660		1/27/2025	240,234
Engie SA		300,000	EUR	2.3750		5/19/2026	385,466
Iberdrola Finanzas SAU		200,000	EUR	1.0000		3/7/2025	232,876
Innogy Finance BV		250,000	EUR	1.0000		4/13/2025	289,918
							1,148,494
ENGINEERING & CONSTRUCTION - 0.4%
Heathrow Funding Ltd.		100,000	GBP	7.1250		2/14/2024	157,698

FOOD - 0.6%
Danone SA		200,000	EUR	0.7090		11/3/2024	230,382

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2019

		Principal			Maturity
Security	Variable Rate	Amount		Interest Rate%	Date	Value
CORPORATE BONDS & NOTES - 36.4% (Continued)
INSURANCE - 2.0%
Great-West Lifeco, Inc.		300,000	EUR	2.5000	4/18/2023	$364,956
Willow No 2 Ireland PLC for Zurich Insurance Co., Ltd.		300,000	EUR	3.3750	6/27/2022	371,822
						736,778
MINING - 0.6%
Anglo American Capital PLC		200,000	EUR	3.2500	4/3/2023	246,677

OIL & GAS - 2.7%
BG Energy Capital PLC		350,000	EUR	0.8300	9/19/2024	402,974
BP Capital Markets PLC		350,000	EUR	1.2500	11/21/2022	409,610
Saudi Arabian Oil Co. - 144A		200,000	USD	3.5000	4/16/2029	196,827
						1,009,411
PHARMACEUTICALS - 1.4%
GlaxoSmithKline Capital PLC		350,000	EUR	1.2500	5/21/2026	411,325
Teva Pharmaceutical Finance Netherlands II BV		100,000	EUR	3.2500	4/15/2022	116,669
						527,994
REAL ESTATE - 1.0%
DEMIRE Deutsche Mittelstand Real Estate AG		100,000	EUR	2.8750	7/15/2022	114,031
Westfield America Management Ltd.		200,000	GBP	2.1250	3/30/2025	258,977
						373,008
SAVINGS & LOANS - 0.4%
Nationwide Building Society		100,000	EUR	5.6250	9/9/2019	132,457

TELECOMMUNICATIONS - 0.8%
Deutsche Telekom International Finance BV		250,000	EUR	0.6250	4/3/2023	285,694

WATER - 0.6%
Veolia Environnement SA		200,000	EUR	1.4960	11/30/2026	239,112

TOTAL CORPORATE BONDS & NOTES (Cost - $13,787,141)						13,714,953

FOREIGN GOVERNMENT BONDS - 59.9%
Bundesrepublik Deutschland Bundesanleihe		250,000	EUR	2.5000	8/15/2046	412,696
Bundesrepublik Deutschland Bundesanleihe		75,000	EUR	4.7500	7/4/2040	156,827
Bundesrepublik Deutschland Bundesanleihe		370,000	EUR	2.5000	7/4/2044	600,627
Bundesrepublik Deutschland Bundesanleihe		320,000	EUR	0.2500	8/15/2028	368,266
Bundesschatzanweisungen		450,000	EUR	3.5000	12/13/2019	506,076
Canadian Government Bond		160,000	CAD	5.0000	6/1/2037	173,830
Canadian Government Bond		280,000	CAD	3.5000	12/1/2045	271,705
Colombia Government International Bond		200,000	EUR	3.8750	3/22/2026	262,860
Denmark Government Bond		1,420,000	DKK	3.0000	11/15/2021	232,814
Dominican Republic International Bond		150,000	USD	6.0000	7/19/2028	158,625
French Republic Government Bond OAT		290,000	EUR	4.5000	4/25/2041	544,211
French Republic Government Bond OAT		70,000	EUR	1.2500	5/25/2034	83,736
Indonesia Government International Bond - 144A		400,000	EUR	2.1500	7/18/2024	472,078
Indonesia Treasury Bond		5,400,000,000	IDR	7.0000	5/15/2027	362,421
Indonesia Treasury Bond		2,450,000,000	IDR	6.1250	5/15/2028	154,737
Ireland Government Bond		130,000	EUR	5.4000	3/13/2025	191,730
Ireland Government Bond		50,000	EUR	0.9000	5/15/2028	58,498
Ireland Government Bond		130,000	EUR	1.3000	5/15/2033	152,810
Italy Buoni Poliennali Del Tesoro - 144A		235,000	EUR	5.0000	9/1/2040	329,359
Italy Buoni Poliennali Del Tesoro		240,000	EUR	4.5000	3/1/2024	305,263
Italy Buoni Poliennali Del Tesoro		625,000	EUR	2.8000	12/1/2028	724,218

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2019

		Principal				Maturity
Security	Variable Rate	Amount		Interest Rate%		Date	Value
FOREIGN GOVERNMENT BONDS - 59.9% (Continued)
Italy Buoni Poliennali Del Tesoro		180,000	EUR	3.7500		9/1/2024	$222,445
Japan Government Forty Year Bond		9,850,000	JPY	0.8000		3/20/2058	94,056
Japan Government Ten Year Bond		77,650,000	JPY	0.8000		9/20/2022	720,294
Japan Government Ten Year Bond		33,400,000	JPY	0.1000		12/20/2028	304,799
Japan Government Ten Year Bond		24,000,000	JPY	0.1000		6/20/2026	219,630
Japan Government Thirty Year Bond		53,800,000	JPY	0.5000		9/20/2046	482,041
Japan Government Thirty Year Bond		53,450,000	JPY	1.5000		3/20/2045	598,234
Japan Government Twenty Year Bond		224,150,000	JPY	1.9000		9/20/2023	2,196,540
Japan Government Twenty Year Bond		256,900,000	JPY	2.1000		12/20/2027	2,749,071
Japan Government Twenty Year Bond		122,150,000	JPY	1.7000		9/20/2033	1,339,162
Japan Government Twenty Year Bond		9,800,000	JPY	0.7000		9/20/2038	93,685
Japan Government Two Year Bond		40,700,000	JPY	0.1000		11/1/2020	366,877
Kazakhstan Government International Bond		400,000	USD	5.1250		7/21/2025	441,954
Kingdom of Belgium Government Bond - 144A		130,000	EUR	5.0000		3/28/2035	233,638
Kingdom of Belgium Government Bond - 144A		130,000	EUR	4.2500		9/28/2022	169,197
Mexican Bonos		3,270,000	MXN	5.7500		3/5/2026	151,444
Norway Government Bond - 144A		7,400,000	NOK	2.0000		4/26/2028	878,347
Paraguay Government International Bond		200,000	USD	5.0000		4/15/2026	212,000
Portugal Obrigacoes do Tesouro OT - 144A		100,000	EUR	4.1250		4/14/2027	140,797
Province of Ontario Canada		280,000	CAD	2.4000		6/2/2026	210,160
Qatar Government International Bond - 144A		350,000	USD	4.0000		3/14/2029	365,067
Republic of Austria Government Bond - 144A		190,000	EUR	2.4000		5/23/2034	265,638
Republic of Austria Government Bond - 144A		270,000	EUR	1.2000		10/20/2025	328,687
Republic of Austria Government Bond - 144A		250,000	EUR	0.7500		2/20/2028	293,849
Republic of Poland Government Bond		360,000	PLN	5.7500		9/23/2022	105,529
Saudi Government International Bond		400,000	USD	4.0000		4/17/2025	414,878
Spain Government Bond - 144A		140,000	EUR	4.2000		1/31/2037	218,946
Spain Government Bond - 144A		600,000	EUR	4.0000		4/30/2020	701,587
Swiss Confederation Government Bond		480,000	CHF	4.0000		2/11/2023	556,428
United Kingdom Gilt		185,000	GBP	4.5000		12/7/2042	374,265
United Kingdom Gilt		20,000	GBP	4.0000		1/22/2060	44,869
United Kingdom Gilt		70,000	GBP	4.2500		12/7/2055	157,700
United Kingdom Gilt		125,000	GBP	3.2500		1/22/2044	213,967
United Kingdom Gilt		70,000	GBP	3.5000		7/22/2068	151,007
TOTAL FOREIGN GOVERNMENT BONDS (Cost - $22,535,731)							22,540,175

WHOLE LOAN COLLATERAL - 1.0%
Bankinter 10 FTA	3M Euro LIBOR + 0.16%	86,376	EUR	0.0001	+	6/21/2043	96,107
Dutch Property Finance 2017-1 BV	3M Euro LIBOR + 0.68%	223,887	EUR	0.3680	+	1/28/2048	251,933
Fondo de Titulizacion de Activos Santander Hipotecario 2	3M Euro LIBOR + 0.15%	37,824	EUR	0.0001	+	1/18/2049	41,805
TOTAL WHOLE LOAN COLLATERAL (Cost - $389,890)							389,845

		Shares
SHORT - TERM INVESTMENT - 1.5%
MONEY MARKET FUND - 1.5%
Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class		557,191		2.3100	+		557,191
TOTAL SHORT-TERM INVESTMENT (Cost - $557,191)

TOTAL INVESTMENTS - 98.8% (Cost - $37,269,953)							$37,202,164
OTHER ASSETS LESS LIABILITIES - 1.2%							463,161
NET ASSETS - 100.0%							$37,665,325

CAD - Canadian Dollar	GBP - United Kingdom Pound	NOK - Norwegian Krone
CHF - Swiss Franc	IDR - Indonesian Rupiah	PLN - Polish Zloty
DKK - Danish Krone	JPY - Japanese Yen	USD - US Dollar
EUR - Euro	MXN - Mexican Peso

+	Variable rate security. Interest rate is as of April 30, 2019.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $4,594,017 or 12.2% of net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2019

					Unrealized
					Appreciation
Futures Contracts *	Counterparty	Contracts	Notional	Expiration	(Depreciation)
FUTURES CONTRACTS PURCHASED - 0.0%
Australian 10 Year Bond Future	Credit Suisse	7	$681,299	6/17/2019	$1,123
Canadian 10 Year Bond Future	Credit Suisse	1	103,177	6/19/2019	—
EURO-SCHATZ Future	Credit Suisse	10	1,254,288	6/6/2019	1,231
Long Gilt Future	Credit Suisse	5	829,904	6/26/2019	(657)
NET UNREALIZED GAIN FROM FUTURES CONTRACTS PURCHASED					1,697

FUTURES CONTRACTS SOLD - 0.0%
EURO-BOBL Future	Credit Suisse	(5)	(744,874)	6/6/2019	554
NET UNREALIZED GAIN FROM FUTURES CONTRACTS SOLD					554

NET UNREALIZED GAIN FROM FUTURES CONTRACTS					$2,251

*	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based.

While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

Portfolio Composition ** - (Unaudited)
Japan	26.4%	Italy	4.3%
Germany	10.4%	Canada	2.7%
France	10.3%	Indonesia	2.7%
Britain	8.1%	Belgium	2.6%
Netherlands	6.5%	Other Countries	20.7%
Spain	5.3%	Total	100.00%

**	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Opportunity Bond Fund (Continued)
April 30, 2019

As of April 30, 2019 the following Forward Currency Exchange contracts were open:

Forward Currency Contracts
								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Purchased		Market Value		(Depreciation)
To Sell USD and To Buy:
Australian Dollar		6/12/2019	Citigroup	$1,245,707		$877,706		$(6,660)
British Pound		6/12/2019	Citigroup	1,188,681		1,553,141		(8,020)
Canadian Dollar		6/12/2019	Citigroup	1,513,628		1,126,437		(7,996)
Euro		6/12/2019	Citigroup	4,082,757		4,592,228		(43,548)
Japanese Yen		6/12/2019	Citigroup	332,740,335		2,997,995		(27,260)
New Zealand Dollar		6/12/2019	Citigroup	946,510		631,727		(12,078)
Swedish Krona		6/12/2019	Citigroup	1,320,725		139,398		(4,331)
Brazilian Real		7/17/2019	Citigroup	4,524,000		1,138,166		(25,133)
China Yuan Renminbi		7/17/2019	Citigroup	1,437,000		213,157		(1,809)
Czech Koruna		7/17/2019	Citigroup	1,121,861		49,128		(373)
Hungary Forint		7/17/2019	Citigroup	14,302,000		49,772		(1,099)
Indonesian Rupiah		7/17/2019	Citigroup	11,250,290,000		781,344		(12,523)
Mexican Peso		7/17/2019	Citigroup	920,708		47,791		(382)
Polish Zloty		7/17/2019	Citigroup	150,000		39,275		(483)
Russian Ruble		7/17/2019	Citigroup	5,860,000		89,742		(713)
Singapore Dollar		7/17/2019	Citigroup	165,000		121,385		(799)
South Korean Won		7/17/2019	Citigroup	992,743,000		852,360		(25,427)
Thai Baht		7/17/2019	Citigroup	6,706,000		210,433		(598)
								$(179,232)

								Unrealized
		Settlement		Local Currency		U.S. Dollar		Appreciation
Foreign Currency		Date	Counterparty	Amount Sold		Market Value		(Depreciation)
To Buy USD and To Sell:
Australian Dollar		6/12/2019	Citigroup	$(23,881)		$(16,826)		$135
British Pound		6/12/2019	Citigroup	(93,354)		(121,977)		1,329
Canadian Dollar		6/12/2019	Citigroup	(42,558)		(31,672)		(97)
Euro		6/12/2019	Citigroup	(7,359,915)		(8,278,330)		64,177
Japanese Yen		6/12/2019	Citigroup	(78,283,191)		(705,333)		3,765
New Zealand Dollar		6/12/2019	Citigroup	(782,148)		(522,027)		15,966
Norwegian Krone		6/12/2019	Citigroup	(7,768,402)		(899,860)		14,233
Indonesian Rupiah Total		7/17/2019	Citigroup	(5,339,238,000)		(370,815)		94
								$99,602

				Local Currency	Local Currency	U.S. Dollar	U.S. Dollar	Unrealized
		Settlement		Amount Purchased	Amount Purchased	Market Value	Market Value	Appreciation
Foreign Currency		Date	Counterparty	Buy	Sell	Buy	Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	6/12/2019	Citigroup	$265,919	$(307,484)	$347,452	$(345,854)	$1,597
Danish Krone	Euro	6/12/2019	Citigroup	825,984	(110,746)	124,480	(124,566)	(86)
Euro	Danish Krone	6/12/2019	Citigroup	187,182	(1,396,127)	210,540	(210,403)	137
Euro	Norwegian Kron	6/12/2019	Citigroup	3,936	(38,138)	4,427	(4,418)	9
Euro	Swiss Franc	6/12/2019	Citigroup	183,719	(206,625)	206,644	(203,602)	3,042
Norwegian Krone	Euro	6/12/2019	Citigroup	651,448	(67,233)	75,461	(75,623)	(162)
Swedish Krona	Euro	6/12/2019	Citigroup	1,517,066	(144,705)	160,122	(162,762)	(2,640)
Swiss Franc	Euro	6/12/2019	Citigroup	35,000	(30,794)	34,488	(34,637)	(149)
								$1,748

Net Unrealized Loss on Forward Currency Contracts								$(77,882)

See accompanying notes to financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

Over long periods of time, value and growth stocks are often compared to one another. In the heat of bull markets, growth historically advances its lead, but as the cool down commences and volatility erodes the markets, value has historically seen a relative recovery. This fiscal year has represented a microcosm of this long- term phenomenon. At the beginning of the fiscal year, volatility, as measured by the CBOE Volatility Index, was relatively high. Volatility oscillated through November and into December, before skyrocketing into Christmas Eve. During these spikes, large cap value stocks, as measured by the Russell 1000 Value Index, generally outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index. However, as volatility subsided to historically low levels, the gains of growth over value rebounded. During the most recent fiscal quarter, amid the lower volatility, large cap value stocks increased 7.5 percent, losing more than 4 percent versus their growth stock peers and bringing overall performance of large cap value stocks to 7.9 percent for the six-month period ended April 30, 2019.

Allocation Review

While the Fund generally maintained a similar weighting in the two largest large cap value sectors, financials and health care, the Sub-Adviser over weighted the industrials, communication services, and information technology sectors. These overweights generally added positive performance during the first half of the fiscal year, as the information technology and industrials sectors proved to be the best performing sectors among large cap value stocks, up 18.8 percent and 14.7 percent, respectively. The communication services sector generally performed in-line with other large cap value stocks, increasing nearly 7.1 percent. While overweights to the highest performing sectors was generally beneficial, the primary underweights were in some of the underperforming sectors, such as consumer staples. During the fiscal quarter, the consumer staples sector increased 5.8 percent.

Holdings Insights

Although the Sub-Adviser’s sector allocation was a meaningful contributor to relative performance, two of the sectors that had relatively neutral exposures contained some of the poorest Fund performers during the six- month fiscal period. The Sub-Adviser’s security selection struggled within the health care and energy sectors. Specifically, holdings such as Biogen Inc. (BIIB) (holding weight*: 0.68 percent), a drug manufacturer focused on neurology, oncology, and immunology, and health insurer Cigna Corp. (CI) (holding weight*: 0.90 percent), each tumbled during the first half of the fiscal year. While the health care sector increased 2.9 percent during the period, BIIB and CI declined 24.7 percent and 25.7 percent, respectively. BIIB experienced the majority of its decline in the second fiscal quarter as an Alzheimer’s disease drug failed and wiped out more than $18 billion in market capitalization. CI experienced its drawdown from increased concerns surrounding the political posturing of the emerging democratic presidential field and the potential ramifications of “health care for all.”

Within the energy sector, oil exploration and drilling company ConocoPhillips (COP) (holding weight*: 1.45 percent), and global oil refiner Marathon Petroleum (MPC) (holding weight*: 1.41 percent), also struggled during the six-month period. As concerns loomed surrounding various energy spreads, potentially disruptive mergers, and geopolitical uncertainty, COP and MPC fell 9.3 percent and 12.3 percent, respectively. One of the companies involved in a merger disrupting the energy space, Chevron Corp. (CVX) (holding weight*: 2.43 percent), was one of the strongest performers for the Fund within the energy sector. CVX has sought to expand its presence in the Permian Basin through a strategic acquisition of Anadarko Petroleum Corp. (APC) (holding weight: not held), which has been entertaining multiple potential suitors. Despite a rapid increase in the bid price for APC, CVX has seen its own value leap 9.7 percent, outpacing the return of the energy sector as a whole.

Within the consumer staples and materials sectors, the Sub-Adviser uncovered some of the Fund’s strongest performers for the fiscal period. Global frozen chicken and beef supplier Tyson Foods Inc. (TSN) (holding weight*: 1.15 percent) soared 26.8 percent during the six-month period as the stock rebounded from a devastating 2018 decline plagued by falling chicken prices. Similarly, in the materials sector, Air Products and Chemicals Inc. (APD) (holding weight*: 1.51 percent), a natural gas and industry chemical supplier, expanded 35.1 percent during the period. APD benefitted from a strong project pipeline and a strong earnings report in the second fiscal quarter.

Sub-Adviser Outlook

As markets continued to head to higher levels, the Sub-Adviser was encouraged by the strong earnings releases and positive economic data. The Sub-Adviser remains focused on identifying companies with what it believes are attractive valuations relative to peers.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	8.25%	7.49%	6.92%	11.93%
Class C	7.68%	6.41%	5.86%	10.83%
Class A with load of 5.75%	1.88%	1.07%	5.40%	11.00%
Class A without load	8.08%	7.25%	6.65%	11.67%
Russell 1000 Value Index	7.90%	9.06%	8.27%	13.76%
Morningstar Large Cap Value Category	6.89%	7.41%	7.53%	12.46%

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.3%
AEROSPACE/DEFENSE - 2.5%
Boeing Co.	2,096	$791,638
Northrop Grumman Corp.	2,995	868,280
Raytheon Co.	2,164	384,305
		2,044,223
AIRLINES - 1.5%
Delta Air Lines, Inc.	20,355	1,186,493

APPAREL - 1.1%
PVH Corp.	6,674	860,879

AUTO PARTS & EQUIPMENT - 0.5%
BorgWarner, Inc.	9,640	402,663

BANKS - 10.4%
Bank of America Corp.	88,142	2,695,383
JPMorgan Chase & Co.	27,227	3,159,693
State Street Corp.	13,565	917,808
SunTrust Banks, Inc.	15,871	1,039,233
Wells Fargo & Co.	12,234	592,248
		8,404,365
BEVERAGES - 1.5%
PepsiCo, Inc.	9,483	1,214,298

BIOTECHNOLOGY - 1.6%
Biogen, Inc. *	2,408	552,010
Gilead Sciences, Inc.	11,852	770,854
		1,322,864
BUILDING MATERIALS - 0.7%
Owens Corning	10,897	558,689

CHEMICALS - 1.5%
Air Products & Chemicals, Inc.	5,939	1,222,187

COSMETICS / PERSONAL CARE - 2.3%
Procter & Gamble Co.	17,625	1,876,710

DIVERSIFIED FINANCIAL SERVICES - 5.9%
American Express Co.	9,616	1,127,284
Charles Schwab Corp.	12,891	590,150
Discover Financial Services	14,359	1,170,115
E*TRADE Financial Corp.	18,023	913,045
Intercontinental Exchange, Inc.	12,191	991,738
		4,792,332
ELECTRIC - 5.0%
American Electric Power Co., Inc.	14,681	1,255,960
DTE Energy Co.	8,863	1,114,168
Xcel Energy, Inc.	29,125	1,645,562
		4,015,690
ELECTRONICS - 1.1%
Honeywell International, Inc.	5,110	887,249

ENVIRONMENTAL CONTROL - 1.8%
Waste Management, Inc.	13,734	1,474,208

FOOD - 1.1%
Tyson Foods, Inc.	12,324	924,423

HEALTHCARE-PRODUCTS - 4.8%
Danaher Corp.	5,533	732,790
Hill-Rom Holdings, Inc.	5,228	530,224
Medtronic PLC	18,025	1,600,800
Thermo Fisher Scientific, Inc.	3,744	1,038,773
		3,902,587

Security	Shares	Value
HEALTHCARE-SERVICES - 0.7%
UnitedHealth Group, Inc.	2,564	$597,591

INSURANCE - 5.7%
Allstate Corp.	7,369	729,973
Berkshire Hathaway, Inc. *	4,615	1,000,117
Hartford Financial Services Group, Inc.	21,768	1,138,684
Prudential Financial, Inc.	9,846	1,040,821
Travelers Cos., Inc.	5,124	736,575
		4,646,170
INTERNET - 1.2%
Alphabet, Inc. *	823	986,744

IRON / STEEL - 0.5%
Nucor Corp.	7,157	408,450

LEISURE TIME - 1.3%
Royal Caribbean Cruises Ltd.	8,981	1,086,162

MACHINERY- DIVERSIFIED - 1.0%
Caterpillar, Inc.	5,538	772,108

MEDIA - 4.2%
Comcast Corp.	49,331	2,147,379
Walt Disney Co.	9,388	1,285,874
		3,433,253
MISCELLANEOUS MANUFACTURING - 2.6%
Ingersoll-Rand PLC	9,815	1,203,417
Parker-Hannifin Corp.	5,164	935,097
		2,138,514
OIL & GAS - 9.5%
Chevron Corp.	16,334	1,961,060
ConocoPhillips	18,552	1,171,002
Diamondback Energy, Inc.	8,220	874,526
EOG Resources, Inc.	10,075	967,704
Helmerich & Payne, Inc.	11,935	698,436
Marathon Petroleum Corp.	18,653	1,135,408
Phillips 66	9,013	849,656
		7,657,792
PHARMACEUTICALS - 7.8%
Allergan PLC	3,978	584,766
Cigna Corp.	4,548	722,404
Eli Lilly & Co.	6,639	777,029
Merck & Co., Inc.	25,230	1,985,853
Pfizer, Inc.	55,296	2,245,571
		6,315,623
REITS - 4.1%
Alexandria Real Estate Equities, Inc.	3,264	464,761
AvalonBay Communities, Inc.	3,032	609,220
Equity LifeStyle Properties, Inc.	6,214	725,174
Highwoods Properties, Inc.	9,917	442,100
Prologis, Inc.	13,483	1,033,741
		3,274,996
SEMICONDUCTORS - 3.7%
Broadcom Ltd.	4,554	1,449,994
Intel Corp.	13,914	710,170
NXP Semiconductors NV	8,087	854,149
		3,014,313
SOFTWARE - 3.3%
Microsoft Corp.	11,694	1,527,236
Oracle Corp.	20,156	1,115,232
		2,642,468

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Large Cap Value Fund (continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.3% (Continued)
TELECOMMUNICATIONS - 8.4%
AT&T, Inc.	51,261	$1,587,041
Cisco Systems, Inc.	51,469	2,879,690
Verizon Communications, Inc.	40,359	2,308,131
		6,774,862
TOTAL COMMON STOCKS (Cost - $61,022,634)		78,838,906

SHORT - TERM INVESTMENT - 2.3%
MONEY MARKET FUND - 2.3%
Invesco STIT-Treasury Portfolio Institutional Class - 2.32% +	1,875,265	1,875,265
(Cost - $1,875,265)
Value

TOTAL INVESTMENTS - 99.6% (Cost - $62,897,899)	$80,714,171
OTHER ASSETS LESS LIABILITIES - 0.4%	297,388
NET ASSETS - 100.0%	$81,011,559

PLC - Public Limited Company

REITS - Real Estate Investment Trust

*	Non-income producing security.

+	Variable rate security. Interest rate is as of April 30, 2019.

Portfolio Composition * - (Unaudited)
Financial	26.2%	Technology	7.0%
Consumer, Non-cyclical	20.0%	Utilities	5.0%
Communications	13.9%	Consumer, Cyclical	4.4%
Industrial	9.7%	Basic Materials	2.0%
Energy	9.5%	Others	2.3%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

One of the most consistent themes since the end of the Global Financial Crisis has been the tremendous performance of U.S. large cap growth stocks. Large cap growth stocks, as measured by the Russell 1000 Growth Index, have outpaced nearly every other broad asset class over the past 10-plus year period. Since the market low on March 9, 2009 through the end of the most recent fiscal quarter, large cap growth stocks increased more than 500 percent. Since the beginning of the fiscal year, large cap growth stocks have surged 12.1 percent. Nearly all of this positive performance came in the most recent fiscal quarter, as the first fiscal quarter was primarily represented by a drawdown and a subsequent recovery that brought the asset class back to break-even.

Allocation Review

Given the focus on bottom-up stock selection implemented by the Fund’s Sub-Adviser, the sector allocation of the Fund is solely a result of this process. Therefore, the Fund’s ultimate sector exposures are generally indicative of where the Sub-Adviser found the most compelling growth stocks. For example, close to 48 percent of the Fund was allocated to the information technology sector. Similarly, as the Sub-Adviser did not select any stocks within the consumer staples sector, the roughly 6 percent exposure in the benchmark was unrepresented in the Fund. Overall, the Fund’s sector allocation provided a wash in regard to relative performance, as the Fund’s largest sector overweight, information technology, was one of the strongest performers during the fiscal quarter, and the Fund’s largest sector underweight, industrials, slightly outperformed the benchmark as a whole, increasing 12.4 percent.

Holdings Insights

The Fund’s mandate to have no more than 35 stocks generally results in the Fund’s exposure to each stock being higher than that of the benchmark index. However, holdings such as Microsoft Corp. (MSFT) (holding weight*: 5.43 percent) was a relative underweight compared to the benchmark index. As MSFT surged 23.3 percent during the six-month period, it contributed to absolute performance, but the 1.4 percent underweight detracted from relative performance. Conversely, Veeva Systems Inc. (VEEV) (holding weight*: 3.65 percent), a cloud-based service provider for biotech and pharmaceutical companies, was a 3 percent overweight versus the benchmark index. Therefore, as VEEV rose 53.1 percent since the start of the fiscal year, it aided both absolute and relative performance.

Software as a service (SAAS) companies generally provided strong results during the six-month period, as Salesforce.com Inc. (CRM) (holding weight*: 5.98 percent) rose 20.5 percent, outperforming the information technology sector as a whole by close to 5 percent. Another peer in the SAAS space, Workday Inc. (WDAY) (holding weight*: 3.18 percent) also performed strongly, as it increased 54.6 percent during the same six-month period. Following suit, ServiceNow Inc. (NOW) (holding weight*: 4.69 percent), an enterprise information technology management software provider, jumped 50.0 percent as subscriptions surged, including subscriptions from U.S. federal agencies.

The health care sector was home to some of the best and worst performers during the first half of the fiscal year. Vertex Pharmaceuticals Inc. (VRTX) (holding weight*: 1.30 percent), a biotech company dominant in the cystic fibrosis market, fell 0.3 percent as a pricing standoff with UK parliament resulted in negative press. Align Technology Inc. (ALGN) (holding weight*: 2.09 percent), the producer of the Invisalign system, boasted a 46.8 percent return for the same period as orthodontic treatments returned to the spotlight.

Payment processing continues to provide ample growth opportunities, allowing for the adaptive credit card processors Visa Inc. (V) (holding weight*: 6.56 percent) and Mastercard Inc. (MA) (holding weight*: 6.61 percent) to thrive alongside the internet-born Paypal Holdings Inc. (PYPL) (holding weight*: 4.19 percent). As these companies have expanded their digital presence, earnings and growth prospects increased, leading to V, MA, and PYPL increasing 19.7 percent, 29.0 percent, and 34.0 percent, respectively since the start of the fiscal year.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that the stocks in the Fund not only have strong balance sheets, but also garner free cash flow even in a stressed U.S. economic environment. Therefore, the Sub-Adviser is less concerned regarding temporary market displacements, so long as the strong growth characteristics that led them to the concentrated group of stocks in the Fund are unhindered.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(12/8/11)
Class N	18.98%	25.39%	15.15%	14.68%
Class C	18.39%	24.19%	14.01%	13.56%
Class A with load of 5.75%	11.97%	17.90%	13.51%	13.48%
Class A without load	18.81%	25.09%	14.86%	14.39%
Russell 1000 Growth Index	12.09%	17.43%	14.50%	16.50%
Morningstar Large Cap Growth Category	12.17%	14.76%	12.35%	14.62%

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Focused Large Cap Growth Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 98.4%
BIOTECHNOLOGY - 4.6%
Illumina, Inc. *	11,317	$3,530,904
Vertex Pharmaceuticals, Inc. *	8,242	1,392,733
		4,923,637
COMMERCIAL SERVICES - 10.2%
PayPal Holdings, Inc. *	39,885	4,497,831
S&P Global, Inc.	9,911	2,186,961
Square, Inc. *	32,579	2,372,403
TransUnion	26,372	1,836,810
		10,894,005
DIVERSIFIED FINANCIAL SERVICES - 13.2%
Mastercard, Inc.	27,914	7,096,855
Visa, Inc.	42,826	7,041,879
		14,138,734
HEALTHCARE-PRODUCTS - 8.0%
Align Technology, Inc. *	6,922	2,247,435
Edwards Lifesciences Corp. *	17,403	3,064,146
Intuitive Surgical, Inc. *	6,293	3,213,395
		8,524,976
INTERNET - 17.5%
Alibaba Group Holding Ltd. - ADR *	11,884	2,205,314
Alphabet, Inc. *	4,892	5,814,044
Amazon.com, Inc. *	4,055	7,812,039
Facebook, Inc. *	15,244	2,948,190
		18,779,587
PHARMACEUTICALS - 1.7%
DexCom, Inc. *	15,479	1,874,043

RETAIL - 6.6%
Burlington Stores, Inc. *	21,737	3,671,597
Ulta Beauty, Inc. *	9,898	3,454,204
		7,125,801

Security	Shares	Value
SEMICONDUCTORS - 2.5%
NVIDIA Corp.	14,624	$2,646,944

SOFTWARE - 34.1%
Adobe, Inc. *	15,505	4,484,821
Autodesk, Inc. *	26,812	4,778,166
Microsoft Corp.	44,638	5,829,723
Salesforce.com, Inc. *	38,867	6,426,658
ServiceNow, Inc. *	18,566	5,040,855
Splunk, Inc. *	18,736	2,586,317
Veeva Systems, Inc. *	27,988	3,914,682
Workday, Inc. *	16,588	3,410,990
		36,472,212

TOTAL COMMON STOCKS (Cost - $56,236,924)		105,379,939

SHORT-TERM INVESTMENT - 1.9%
MONEY MARKET FUND - 1.9%
Treasury Obligations Portfolio - Institutional Class 2.29% +	2,010,454	2,010,454
TOTAL SHORT-TERM INVESTMENT (Cost - $2,010,454)

TOTAL INVESTMENTS - 100.3% (Cost - $58,247,378)		$107,390,393
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(292,304)
NET ASSETS - 100.0%		$107,098,089

ADR - American Depositary Receipt.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2019.

Portfolio Composition * - (Unaudited)
Technology	36.4%	Financial	13.2%
Consumer, Non-Cyclical	24.4%	Consumer, Cyclical	6.6%
Communications	17.5%	Short-Term Investments	1.9%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes to financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), gained 9.12 percent during the six-month period ending April 30, 2019. Across sectors, gains were led by real estate, IT, and communication services.

The best performing developed market countries as measured by the Index during the period were Hong Kong, up 25.61 percent, and New Zealand, up 19.62 percent. The worst performing developed market countries were Norway, down 3.18 percent, and Austria, down 2.27 percent. The best performing emerging market countries over the trailing six-months as measured by the Index were Egypt, up 22.65 percent and South Africa, up 21.82 percent. The worst performing emerging market countries were Pakistan, down 12.87 percent, and Malaysia, up 0.02 percent.

Portfolio Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects- characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the trailing six-month period were: The UK, primarily due to positive selection and an underweight to consumer staples along with strong selection in materials; and Israel, primarily due to an overweight to IT and an underweight to health care. Countries contributing most to underperformance relative to the Index included: China, primarily due to underweights and poor stock selection in both communication services and consumer discretionary sectors; and Australia, primarily due to poor stock selection within the real estate sector along with an underweight to energy.

The sector contributing most to returns relative to the Index during the trailing six-month period were: Utilities, primarily due to an overweight in Italy. The sector contributing the most to underperformance relative to the Index was energy, primarily due to overweights and poor stock selection across both China and Italy.

Holdings Insights

The stocks contributing most to returns relative to the Index during the period included: Enel SPA (ENEL IM) (holding weight*: 1.31 percent), an Italian utilities company; British American Tobacco (BTI) (holding weight*: 0.002 percent), a UK consumer staples company; and Rio Tinto (RIO) (holding weight*: 1.40 percent), a UK materials company. Stocks contributing most to underperformance relative to the Index on a relative basis due to not being held included: Tencent Holdings (700 HK) (holding weight: not held), a Chinese communication services company; Alibaba (BABA) (holding weight: not held), a Chinese consumer discretionary company; and Naspers (NPN SJ) (holding weight: not held), a South African consumer discretionary company.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	5.15%	(6.26)%	2.75%	8.52%
Class C	4.65%	(7.18)%	1.73%	7.43%
Class A with load of 5.75%	(1.03)%	(11.86)%	1.29%	7.60%
Class A without load	5.04%	(6.49)%	2.49%	8.24%
MSCI All Country World ex US Index (net)	9.12%	(3.23)%	2.83%	7.75%
Morningstar Foreign Large Cap Blend Category	7.78%	(3.60)%	2.48%	7.58%

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.67% for Class N, 2.67% for Class C and 1.92% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.7%
AEROSPACE / DEFENSE - 1.0%
Airbus SE	3,311	$453,010
BAE Systems PLC - ADR ^	10,458	268,457
Bombardier, Inc. *	60,100	106,332
IHI Corp.	4,300	102,674
Leonardo SpA	7,050	81,467
Safran SA	1,991	289,978
		1,301,918
AGRICULTURE - 0.3%
British American Tobacco PLC - ADR	77	3,019
Imperial Brands PLC	6,138	195,248
Japan Tobacco, Inc.	3,500	80,891
Swedish Match AB	2,569	125,136
		404,294
AIRLINES - 0.6%
Deutsche Lufthansa AG	5,684	137,407
International Consolidated Airlines Group SA - ADR	3,800	54,074
International Consolidated Airlines Group SA	19,902	140,519
International Consolidated Airlines Group SA	15,197	107,363
Qantas Airways Ltd.	74,134	292,796
Turk Hava Yollari AO *	1	2
		732,161
APPAREL - 1.5%
adidas AG	3,064	788,617
Gildan Activewear, Inc.	17,100	630,477
Kering SA	454	268,441
Pou Chen Corp. *	92,000	111,922
		1,799,457
AUTO MANUFACTURERS - 1.5%
Bayerische Motoren Werke AG	3,597	306,608
Chongqing Changan Automobile Co Ltd. *	112,500	58,985
Dongfeng Motor Group Co Ltd.	268,000	260,347
Hino Motors Ltd.	21,100	200,074
Kia Motors Corp.	11,634	450,980
Porsche Automobil Holding SE - ADR	21,800	150,638
Porsche Automobil Holding SE	3,193	221,792
Renault SA	3,188	217,331
		1,866,755
AUTO PARTS & EQUIPMENT - 2.3%
Aisin Seiki Co Ltd.	1,200	46,430
Cie Generale des Etablissements Michelin SCA	1,588	205,180
Continental AG	3,829	634,686
Faurecia SA	4,654	236,613
Hankook Tire Co Ltd. *	7,314	248,866
Hyundai Mobis Co Ltd.	553	110,310
Magna International, Inc.	8,385	466,541
NGK Spark Plug Co Ltd.	18,000	351,028
Nokian Renkaat OYJ	10,280	344,307
Schaeffler AG	12,065	103,343
Weichai Power Co Ltd.	61,000	99,870
		2,847,174
BANKS - 4.4%
Agricultural Bank of China Ltd.	369,000	170,534
Akbank T.A.S. *	141,161	145,065
Banco do Brasil SA *	16,900	212,068
Banco Santander Mexico SA	110,300	184,559
Bank CIMB Niaga Tbk PT *	243,700	18,226
Bank of China Ltd. - ADR	1,468	17,440
Bank of China Ltd.	1,784,000	851,804
Bank of Communications Co Ltd.	384,000	323,851
China Construction Bank Corp. - ADR	13,669	240,574
China Everbright Bank Co., Ltd.	475,000	234,594
China Minsheng Banking Corp Ltd.	288,500	216,806

Security	Shares	Value
BANKS - 4.4% (continued)
Danske Bank A/S	9,033	$160,422
Erste Group Bank AG - ADR	5,100	102,281
Grupo Financiero Banorte SAB de CV - ADR	1,828	57,655
Grupo Financiero Banorte SAB de CV	7,500	47,359
Industrial & Commercial Bank of China Ltd. - ADR ^	20,230	303,753
Nordea Bank Abp - ADR	13,200	105,534
Royal Bank of Canada ^	2,000	159,380
Sberbank of Russia PJSC - ADR *	38,755	554,003
Shinsei Bank Ltd. *	14,100	196,650
Societe Generale SA	9,676	306,594
Turkiye Garanti Bankasi AS	66,475	91,230
Turkiye Is Bankasi AS *	81,167	73,059
UniCredit SpA	26,976	373,159
VTB Bank PJSC - ADR	207,083	231,105
Yapi ve Kredi Bankasi AS *	184,313	64,043
		5,441,748
BEVERAGES - 1.3%
Asahi Group Holdings Ltd.	5,000	218,056
Carlsberg A/S	4,757	614,590
Coca-Cola HBC AG	3,447	124,176
Cia Cervecerias Unidas SA	13,622	187,591
Davide Campari-Milano SpA	13,931	140,423
Tsingtao Brewery Co., Ltd.	60,000	382,713
		1,667,549
BUILDING MATERIALS - 1.2%
AGC, Inc.	20,700	706,366
Asia Cement Corp.	44,000	59,555
Cie de Saint-Gobain	4,573	187,342
HeidelbergCement AG	1,507	121,848
Imerys SA	7,701	410,017
Titan Cement Co SA	958	20,754
		1,505,882
CHEMICALS - 2.4%
Akzo Nobel NV - ADR	1,100	31,202
Braskem SA *	30,100	364,678
Covestro AG	7,604	417,486
Evonik Industries AG	3,187	95,064
Hanwha Chemical Corp. *	6,809	120,333
JSR Corp.	9,700	148,034
KCC Corp.	920	279,601
Kingboard Holdings Ltd.	21,000	68,465
Koninklijke DSM NV	2,643	302,042
Mitsubishi Chemical Holdings Corp.	37,900	270,262
Nitto Denko Corp.	3,200	173,046
Shin-Etsu Chemical Co., Ltd.	6,800	644,242
		2,914,455
COAL - 0.3%
China Shenhua Energy Co., Ltd. - ADR	7,400	65,490
China Shenhua Energy Co., Ltd.	70,500	156,037
Indo Tambangraya Megah Tbk PT	90,900	122,756
		344,283
COMMERCIAL SERVICES - 2.8%
Ashtead Group PLC	11,360	315,351
Brambles Ltd.	25,057	212,594
Cielo SA	48,300	94,392
COSCO SHIPPING Ports Ltd.	70,000	69,811
Experian PLC	20,616	599,949
Guangdong Provincial Expressway Development Co., Ltd. *	185,600	170,896
Randstad NV	10,654	607,982
RELX PLC	8,912	204,704
RELX PLC *	42,562	974,423
Sichuan Expressway Co Ltd.	400,000	133,620
Wirecard AG	613	92,530
		3,476,252

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.7% (Continued)
COMPUTERS - 2.2%
Capgemini SE	1,436	$174,125
CGI Group, Inc. *	3,300	237,039
Check Point Software Technologies Ltd. *	2,581	311,682
Compal Electronics, Inc.	276,000	178,410
Computershare Ltd.	25,961	326,086
NTT Data Corp. *	49,000	571,492
Otsuka Corp. *	5,300	208,502
Phison Electronics Corp. *	25,000	235,450
Quanta Computer, Inc.	224,000	429,557
		2,672,343
COSMETICS / PERSONAL CARE - 2.4%
Kao Corp.	4,900	378,335
L’Oreal SA	2,925	803,884
Shiseido Co., Ltd.	3,900	306,821
Unilever NV - ADR	20,357	1,230,704
Unilever PLC	4,648	281,664
		3,001,408
DISTRIBUTION / WHOLESALE - 1.0%
Ferguson PLC - ADR	11,100	78,255
Hanwha Corp. *	12,423	315,199
Marubeni Corp.	9,000	64,502
Mitsubishi Corp.	14,700	405,024
Sumitomo Corp.	22,200	318,246
		1,181,226
DIVERSIFIED FINANCIAL SERVICES - 3.2%
ASX Ltd.	9,208	483,017
B3 SA - Brasil Bolsa Balcao	35,500	310,489
BNK Financial Group, Inc.	31,712	190,306
Central China Securities Co., Ltd.	156,000	40,220
China Galaxy Securities Co., Ltd.	120,500	78,951
China International Capital Corp., Ltd. *	144,800	311,422
China Merchants Securities Co., Ltd.	91,200	124,831
CI Financial Corp.	21,600	309,420
CITIC Securities Co., Ltd.	78,500	170,138
Deutsche Boerse AG	3,126	417,368
Everbright Securities Co., Ltd.	86,400	82,996
Hana Financial Group, Inc.	10,225	322,504
Hargreaves Lansdown PLC	7,275	214,838
Huatai Securities Co., Ltd.	52,200	98,370
Investec Ltd. *	7,551	48,213
Japan Exchange Group, Inc.	14,200	231,922
ORIX Corp.	11,800	167,187
Yuanta Financial Holding Co., Ltd. *	498,000	288,844
		3,891,036
ELECTRIC - 4.3%
Centrais Eletricas Brasileiras SA *	37,200	308,878
China Resources Power Holdings Co., Ltd.	42,000	58,767
Chubu Electric Power Co., Inc.	3,500	50,783
Cia Energetica de Minas Gerais - ADR	10,314	38,162
E.ON SE	63,103	677,922
EDP Renovaveis SA	7,350	73,028
Enel Americas SA	2,067,826	361,584
Enel Chile SA	829,780	83,322
Enel SpA *	254,343	1,609,250
Huaneng Power International, Inc. - ADR	249	6,332
Iberdrola SA	49,219	446,914
Interconexion Electrica SA ESP	86,852	424,650
Kansai Electric Power Co., Inc.	2,400	29,041
RWE AG	25,926	664,469
Terna Rete Elettrica Nazionale SpA	31,819	190,734
Tokyo Electric Power Co. Holdings, Inc. *	55,800	314,634
		5,338,470
ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Brother Industries Ltd.	10,100	199,460
Dongfang Electric Corp., Ltd. *	125,800	96,049
		295,509
ELECTRONICS - 2.2%
AU Optronics Corp. *	103,000	36,837
Hoya Corp.	10,600	748,787
Kyocera Corp. - ADR	400	25,840
Kyocera Corp.	12,800	831,950
LG Display Co., Ltd. *	11,340	192,834

Security	Shares	Value
ELECTRONICS - 2.2% (Continued)
Micro-Star International Co., Ltd. *	112,000	$311,100
Omron Corp.	1,400	75,213
Yokogawa Electric Corp.	21,900	458,692
		2,681,253
ENERGY-ALTERNATE SOURCES - 0.1%
TPI Polene Power PCL	252,500	49,037
Xinyi Solar Holdings Ltd. *	88,000	50,178
		99,215
ENGINEERING & CONSTRUCTION - 0.2%
China Communications Services Corp., Ltd.	80,000	64,518
Enka Insaat ve Sanayi AS	1	1
Sydney Airport	26,607	142,793
		207,312
ENTERTAINMENT - 0.3%
Aristocrat Leisure Ltd.	13,075	240,317
OPAP SA	9,772	105,366
		345,683
FOOD - 2.4%
Associated British Foods PLC - ADR	2,400	81,012
Cencosud SA	62,617	118,383
CJ CheilJedang Corp. *	362	42,949
Koninklijke Ahold Delhaize NV	8,613	207,421
Nestle SA	11,762	1,132,362
Orkla ASA	43,983	344,402
Seven & i Holdings Co., Ltd.	15,200	526,126
Uni-President China Holdings Ltd.	137,000	125,447
WH Group Ltd.	167,500	198,173
Wm Morrison Supermarkets PLC	29,595	83,395
Yakult Honsha Co., Ltd.	1,700	116,089
		2,975,759
FOOD SERVICE - 0.3%
Compass Group PLC - ADR	16,490	382,403

FOREST PRODUCTS & PAPER- 0.3%
Shandong Chenming Paper Holdings Ltd. *	191,300	97,351
UPM-Kymmene OYJ	10,279	289,993
		387,344
GAS - 0.4%
National Grid PLC - ADR	4,852	265,502
Tokyo Gas Co., Ltd.	11,200	285,003
		550,505
HAND / MACHINE TOOLS - 0.3%
Fuji Electric Co., Ltd.	4,400	156,012
Techtronic Industries Co., Ltd. - ADR	5,200	188,240
		344,252
HEALTHCARE - PRODUCTS - 3.2%
Alcon, Inc. *	4,276	246,237
EssilorLuxottica SA	2,247	273,552
Getinge AB	12,450	175,232
Hengan International Group Co., Ltd. - ADR	6,759	297,017
Koninklijke Philips NV *	24,762	1,062,520
Lifco AB	4,207	200,181
Olympus Corp.	27,600	309,827
Shimadzu Corp.	3,400	91,216
Smith & Nephew PLC - ADR	8,738	341,219
Smith & Nephew PLC	27,710	535,560
Sonova Holding AG - ADR	5,600	226,016
Terumo Corp.	4,400	132,810
		3,891,387
HEALTHCARE - SERVICES - 0.2%
Fresenius Medical Care AG & Co. KGaA	2,425	204,223

HOLDING COMPANIES-DIVERSIFIED - 0.1%
Financiere de Tubize SA	1,315	92,041
Haci Omer Sabanci Holding AS *	1	1
		92,042
HOME BUILDERS - 0.1%
Taylor Wimpey PLC	36,241	85,897

HOME FURNISHINGS - 0.7%
Arcelik AS *	1	3
Electrolux AB	12,061	295,295
LG Electronics, Inc.	2,286	148,526

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.7% (Continued)
HOME FURNISHINGS - 0.7% (Continued)
Nien Made Enterprise Co., Ltd.	16,000	$125,545
Panasonic Corp.	30,200	278,138
		847,507
HOUSEHOLD PRODUCTS/WARES - 0.3%
Henkel AG & Co. KGaA	1,172	111,671
Henkel AG & Co. KGaA	2,593	262,380
		374,051
INSURANCE - 5.1%
Aegon NV - ADR ^	50,350	261,820
Aegon NV	7,354	38,358
Allianz SE	2,859	690,507
Assicurazioni Generali SpA	30,414	589,620
AXA SA	30,706	818,166
China Life Insurance Co., Ltd. *	108,607	90,427
China Reinsurance Group Corp.	221,000	45,090
China Taiping Insurance Holdings Co., Ltd.	57,600	175,155
Dai-ichi Life Holdings, Inc.	17,800	256,986
iA Financial Corp., Inc.	4,725	187,356
Japan Post Holdings Co., Ltd.	27,900	312,526
MS&AD Insurance Group Holdings, Inc.	20,500	637,330
Muenchener Rueckversicherungs-Gesellschaft AG	1,737	431,913
NN Group NV	8,370	364,971
People’s Insurance Co. Group of China Ltd.	206,000	84,348
Porto Seguro SA	5,500	75,699
Shin Kong Financial Holding Co., Ltd. *	642,115	181,935
Sompo Holdings, Inc.	6,000	226,500
Sony Financial Holdings, Inc.	1,300	26,734
Tokio Marine Holdings, Inc.	15,400	780,386
		6,275,827
INTERNET - 1.3%
Auto Trader Group PLC	48,367	357,451
Kakaku.com, Inc.	10,200	210,183
Shopify, Inc. * ^	1,972	480,241
Trend Micro, Inc.	5,400	270,005
Wix.com Ltd. * ^	2,000	268,320
		1,586,200
INVESTMENT COMPANIES - 0.4%
Grupo de Inversiones Suramericana SA	6,016	64,816
Grupo de Inversiones Suramericana SA	22,070	245,556
Itausa - Investimentos Itau SA *	50,738	153,358
		463,730
IRON / STEEL - 0.2%
POSCO	1,122	245,587

LEISURE TIME - 0.1%
Giant Manufacturing Co., Ltd.	23,000	175,413

LODGING - 0.4%
InterContinental Hotels Group PLC - ADR	4,862	321,427
NagaCorp., Ltd.	66,000	84,748
Shanghai Jinjiang International Hotels Development Co., Ltd. *	48,300	106,646
		512,821
MACHINERY CONSTRUCTION & MINING - 1.5%
Hitachi Ltd. - ADR	1,793	119,459
Hitachi Ltd.	21,200	705,201
Komatsu Ltd.	12,700	328,105
Mitsubishi Electric Corp.	49,500	708,469
		1,861,234
MACHINERY - DIVERSIFIED - 1.4%
Amada Holdings Co., Ltd.	19,900	223,121
Atlas Copco AB	19,231	547,185
CNH Industrial NV	11,883	129,087
GEA Group AG - ADR	1,000	28,230
Hexagon AB	6,960	379,854
Kone OYJ	3,869	212,424
Shanghai Mechanical and Electrical Industry Co., Ltd. *	25,400	47,117
THK Co., Ltd.	6,600	174,561
		1,741,579
MEDIA - 1.4%
Pearson PLC - ADR ^	17,000	184,280
ProSiebenSat.1 Media SE - ADR	11,700	45,689

Security	Shares	Value
MEDIA - 1.4% (Continued)
Vivendi SA	21,438	$621,757
Wolters Kluwer NV *	12,437	867,375
		1,719,101
MINING - 5.7%
Anglo American PLC	46,438	1,204,730
AngloGold Ashanti Ltd.	7,298	86,641
BHP Group Ltd.	46,457	1,227,443
BHP Group PLC - ADR	8,300	391,179
BHP Group PLC	10,980	259,109
Boliden AB	11,569	343,943
China Molybdenum Co., Ltd.	579,000	218,420
Glencore PLC - ADR ^	8,716	68,769
Glencore PLC	116,121	460,594
Gold Fields Ltd. - ADR	54,096	202,860
MMC Norilsk Nickel PJSC - ADR	3,591	79,720
Rio Tinto Ltd. ^	5,811	391,064
Rio Tinto PLC - ADR	29,192	1,719,409
South32 Ltd.	26,158	61,684
Teck Resources Ltd. ^	13,985	329,353
		7,044,918
MISCELLANEOUS MANUFACTURING - 1.0%
Doosan Corp.	914	60,098
Siemens AG	10,094	1,209,322
		1,269,420
OFFICE / BUSINESS EQUIPMENT - 0.2%
Canon, Inc.	7,300	202,597
Seiko Epson Corp. - ADR	7,800	62,712
		265,309
OIL & GAS - 6.5%
China Petroleum & Chemical Corp.	1,550,000	1,191,409
CNOOC Ltd. - ADR	2,441	443,481
CNOOC Ltd.	371,000	673,809
Cosan SA *	4,200	49,663
Drilling Co of 1972 A/S *	328	25,160
Eni SpA	79,423	1,352,373
Equinor ASA - ADR ^	10,861	241,006
Galp Energia SGPS SA	10,367	173,676
Gazprom PJSC - ADR	30,800	154,616
Gazprom PJSC - ADR	67,456	336,875
LUKOIL PJSC - ADR	14,183	1,202,435
Petrobras Distribuidora SA	42,700	253,802
PetroChina Co., Ltd. - ADR *	8,450	534,800
PetroChina Co., Ltd.	328,000	207,901
Polski Koncern Naftowy ORLEN SA *	6,490	166,338
Polskie Gornictwo Naftowe i Gazownictwo SA *	48,396	73,467
PTT Exploration & Production PCL	13,200	55,075
Repsol SA	35,758	606,280
Tourmaline Oil Corp.	21,648	322,338
		8,064,504
PHARMACEUTICALS - 10.4%
Astellas Pharma, Inc.	39,200	531,015
AstraZeneca PLC - ADR ^	21,482	809,012
Bayer AG	13,466	895,239
Eisai Co., Ltd.	1,800	104,834
Eisai Co., Ltd. - ADR	800	46,640
GlaxoSmithKline PLC - ADR	30,000	1,233,900
Grifols SA	12,969	249,470
Kalbe Farma Tbk PT	1,474,300	159,954
Kobayashi Pharmaceutical Co., Ltd.	1,200	95,716
Kyowa Hakko Kirin Co., Ltd.	700	13,620
Merck KGaA	2,996	319,089
Novartis AG	21,381	1,751,875
Novo Nordisk A/S - ADR	3,302	161,831
Novo Nordisk A/S	16,055	785,976
Ono Pharmaceutical Co., Ltd.	11,400	214,190
Orion Oyj	11,009	366,795
Otsuka Holdings Co., Ltd.	4,700	168,053
Roche Holding AG - ADR ^	13,300	439,698
Roche Holding AG	10,718	2,827,949
Sanofi	7,170	625,076
Shionogi & Co., Ltd.	8,000	467,388
Takeda Pharmaceutical Co., Ltd. - ADR	19,445	355,455
UCB SA	3,051	242,296
		12,865,071

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 97.7% (Continued)
PRIVATE EQUITY - 0.6%
3i Group PLC	51,117	$715,059

REAL ESTATE - 0.9%
CK Asset Holdings Ltd.	32,500	261,297
Guangzhou R&F Properties Co., Ltd.	76,000	151,182
Hang Lung Group Ltd.	37,000	110,341
Hysan Development Co., Ltd.	49,000	274,611
Shanghai Jinqiao Export Processing Zone Development Co., Ltd. *	91,900	113,129
SOHO China Ltd. *	140,500	50,958
Wharf Real Estate Investment Co., Ltd.	17,000	130,283
Wheelock & Co., Ltd.	3,000	21,377
		1,113,178
REIT - 0.7%
H&R REAL ESTATE INV-REIT UTS *	22,400	381,160
Link REIT	38,000	443,956
Scentre Group	34,108	91,863
		916,979
RETAIL - 0.9%
HUGO BOSS AG	7,560	527,825
Kingfisher PLC - ADR	1,800	12,456
Kingfisher PLC	130,026	448,234
Lao Feng Xiang Co., Ltd.	18,100	62,517
		1,051,032
SEMICONDUCTORS - 5.4%
ASML Holding NV	1,930	402,681
Nanya Technology Corp.	126,000	267,591
Renesas Electronics Corp. *	25,800	138,202
Rohm Co., Ltd.	5,400	398,269
Samsung Electronics Co., Ltd. - ADR	126	124,236
Samsung Electronics Co., Ltd. - ADR	375	296,250
Samsung Electronics Co., Ltd.	67,400	2,649,981
Samsung Electronics Co., Ltd.	8,550	272,755
SK Hynix, Inc. *	14,214	961,873
STMicroelectronics NV	12,375	227,687
STMicroelectronics NV - ADR ^	7,300	133,955
STMicroelectronics NV	21,978	403,296
Taiwan Semiconductor Manufacturing Co., Ltd. *	35,000	293,861
United Microelectronics Corp. *	185,000	80,669
		6,651,306
SOFTWARE - 3.3%
Amadeus IT Group SA	7,687	612,137
Constellation Software, Inc.	300	263,620
Dassault Systemes SE - ADR	1,011	160,587
Micro Focus International PLC	20,549	520,763
Oracle Corp. Japan	2,500	171,450
Sage Group PLC	6,798	64,422
SAP SE	11,373	1,464,898
Ubisoft Entertainment SA *	3,683	351,585
Xero Ltd. *	13,351	512,712
		4,122,174
TELECOMMUNICATIONS - 4.2%
China Mobile Ltd. - ADR	6,600	314,622
China Telecom Corp., Ltd. - ADR	5,000	259,200
China Unicom Hong Kong Ltd. - ADR	22,552	267,692
Deutsche Telekom AG *	54,760	916,763
Elisa OYJ	2,402	101,927
KDDI Corp.	12,300	283,536
Koninklijke KPN NV	19,522	59,950
Nice Ltd. - ADR * ^	1,319	181,837
Nippon Telegraph & Telephone Corp.	14,800	615,915
Nokia OYJ - ADR ^	31,100	164,208
Nokia OYJ *	96,562	506,989
Telecom Italia SpA - ADR *	48,078	265,391
Telecom Italia SpA - ADR ^	7,800	40,014
Telefonaktiebolaget LM Ericsson *	12,773	126,919
Telefonaktiebolaget LM Ericsson	13,184	130,286
Telefonica SA	103,506	862,274
TELUS Corp.	4,100	150,352
		5,247,875

Security	Shares	Value
TRANSPORTATION - 1.9%
AP Moller - Maersk A/S	164	$200,448
Canadian National Railway Co.	6,832	632,006
Canadian Pacific Railway Ltd. ^	800	179,256
China Railway Signal & Communication Corp., Ltd.	236,000	173,284
DSV A/S - ADR	2,300	107,203
East Japan Railway Co.	6,100	574,979
Guangshen Railway Co., Ltd.	266,000	95,394
West Japan Railway Co.	5,800	431,446
		2,394,016
WATER - 0.2%
Aguas Andinas SA	456,664	262,027

TOTAL COMMON STOCKS (Cost - $112,615,961)		120,715,113

EXCHANGE TRADED FUND - 0.6%
EQUITY FUND - 0.6%
iShares MSCI EAFE ETF	11,048	737,565
TOTAL EXCHANGE TRADED FUND (Cost - $631,015)

WARRANT- 0.0%
Barito Pacific TBK PT * ++	35,722	3,760
TOTAL WARRANTS (Cost - $0)

		Principal
	Interest Rate	Amount
PREFERRED STOCKS - 0.5%
OIL & GAS - 0.5%
PETROLEO BRASILEIRO SA - PETROBRAS	0.000	83,800	575,312
TOTAL PREFERRED STOCKS (Cost - $641,656)

		Shares
SHORT-TERM INVESTMENT - 0.4%
MONEY MARKET FUND - 0.4%
Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class	2.310+	447,624	447,624
TOTAL SHORT-TERM INVESTMENT (Cost - $447,624)

COLLATERAL FOR SECURITIES LOANED - 3.9%
Mount Vernon Prime Portfolio, 2.61% + # (Cost - $4,874,737)		4,874,737	4,874,737

TOTAL INVESTMENTS - 103.1% (Cost - $119,210,993)			$127,354,111
LIABILITIES LESS OTHER ASSETS - (3.1)%			(3,822,533)
NET ASSETS - 100.0%			$123,531,578

^	All or a portion of these securities are on loan. Total loaned securities had a value of $4,782,574 at April 30, 2019.

*	Non-income producing security.

ADR - American Depositary Receipt.

NV - Non-Voting

REIT - Real Estate Investment Trust.

+	Variable rate security. Interest rate is as of April 30, 2019.

++	The Advisor or Trustees have determined these securities to be illiquid. On April 30, 2019, these securities amounted to $3,760 or 0.0% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham International Stock Fund (Continued)
April 30, 2019

Portfolio Composition * - (Unaudited)
Japan	16.4%	France	5.2%
Britain	11.7%	Canada	3.9%
Germany	9.7%	Italy	3.8%
China	7.9%	Netherlands	3.4%
Switzerland	6.6%	Other Countries **	25.7%
South Korea	5.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2019.

**	Includes collateral for securities loaned as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (Barings LLC)

Asset Class Recap

In December, the Federal Open Market Committee raised base rates by 25 basis points, moving the Fed Funds rate to 2.50 percent. However, Jerome Powell’s reversal from his hawkish stance was announced in December and sought to reduce the expected interest rate hikes in 2019 from three to two. With inflation remaining stubbornly low and trade war tensions escalating, Fed Chairman Jerome Powell announced to halt the interest rate hike plans in 2019 until further indication of inflation was seen. In addition, the Federal Open Market Committee ended quantitative tightening of the balance sheet, which was a large reversal of its previous stance.

REITs, as measured by the FTSE NAREIT All REITs Index, increased 12.4 percent during the six-month period ending April 30, 2019 and outperformed both broad equity indexes and bonds. Broad equity indexes, as measured by the S&P 500 Index, increased 9.8 percent. Bonds, as measured by the Bloomberg Barclays U.S. Aggregate Total Return Bond Index, rose 5.5 percent during the six-month period.

Portfolio Review

During the first fiscal quarter, concerns about a slowing economy had the defensive REIT sectors such as net lease, healthcare and manufactured housing outperform. However, during the second fiscal quarter concerns about a slowing economy evaporated and cyclical sectors such as data centers, hotels, and offices outperformed. Overall, security selection contributed more than sector allocation during the second fiscal quarter. Security selection and sector allocation within the office sector contributed positively to Fund performance during the second fiscal quarter. Within the data center and hotel sectors, sector allocation detracted while security selection contributed to positive performance during the second fiscal quarter. The Sub-Adviser exited the self-storage sector due to supply concerns.

Holdings Insights

The largest contributor within the Fund was American Tower Corporation (AMT) (holding weight*: 5.63 percent), an owner and operator of wireless and broadcast communications infrastructure. AMT continued to post solid cash flow and the Sub-Adviser believes it is poised to benefit from investment in 5G tower infrastructure. Although the Sub-Adviser sold the holding during the first fiscal quarter, the Fund reinitiated the holding during the second fiscal quarter. The holding rose 26.6 percent during the six-month period. The second top contributor to the Fund was Prologis Inc. (PLD) (holding weight*: 5.09 percent), which operates and invests in industrial properties. The company had better-than-expected earnings during both fiscal quarters; however, it faced weakness from its 2018 merger. Over the six-month period, PLD increased 20.7 percent. Another contributor within the Fund was UDR Inc. (UDR) (holding weight*: 1.96 percent). UDR owns, operates, acquires, renovates, develops, and manages multifamily apartment homes across the U.S. The Sub-Adviser believes that UDR has a strong portfolio of apartment complexes with a diverse exposure to large and small markets. The Sub-Adviser believes these smaller markets are less competitive and are a consistent source of revenue. This is one of the Sub-Adviser’s largest positions due to an easing supply of apartments and the possibility of earnings from rent raises. Over the six-month period, UDR increased 16.5 percent.

The top detractor to the Fund during the six-month period was Acadia Realty Trust (AKR) (holding weight**: 0.34 percent), which owns shopping centers and declined 12.5 percent. The Sub-Adviser sold the holding on December 26, 2018 due to weakness in the shopping center sector. The second largest detractor from Fund performance was the Fund’s allocation to Chesapeake Lodging Trust (CHSP) (holding weight**: 0.09 percent), a position from the hotel sector. CHSP owns hotels in San Francisco and has exhibited solid fundamentals. This position declined drastically amid the selloff of the hotel sector during the first fiscal quarter, as investors became fearful that the end of the real estate cycle was near. CHSP dropped 16.5 percent by the time it was sold at the beginning of January 2019. Another detractor from performance came from the regional mall sector. Macerich Company (MAC) (holding weight**: 0.46 percent) was sold during the first fiscal quarter, near the end of December 2018, after decreasing 18.0 percent. The Sub-Adviser attributes the decline to continued store closures in the regional mall space.

Sub-Adviser Outlook

Going forward, the Sub-Adviser is optimistic about earnings expansion through 2019, as it sees growth opportunity or catalysts in several sectors. The Sub-Adviser believes that demand still outpaces supply; for example, accelerating earnings growth in apartments and single family homes is encouraging to the Sub-Adviser. However, near peak occupancy and completed balance sheet refinancing has made it difficult to find ways to grow. The Sub-Adviser believes lower supply and rising rental rates are how earnings can grow moving forward.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

**	Holding percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	12.73%	16.92%	7.50%	14.59%
Class C	12.20%	15.78%	6.43%	13.46%
Class A with load of 5.75%	6.11%	9.93%	5.98%	13.63%
Class A without load	12.56%	16.63%	7.24%	14.31%
FTSE NAREIT All REITs Index	12.45%	18.78%	9.15%	15.33%
Morningstar Real Estate Category	11.86%	16.27%	7.53%	14.26%

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed on the NYSE and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.10% for Class N, 2.10% for Class C and 1.35% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Real Estate Stock Fund
April 30, 2019

Security	Shares	Value
REITS - 98.9%
APARTMENTS - 23.8%
American Homes 4 Rent	93,880	$2,251,242
AvalonBay Communities, Inc.	14,130	2,839,141
Equity Residential	41,100	3,140,862
Invitation Homes, Inc.	59,830	1,487,374
Mid-America Apartment Communities, Inc.	21,610	2,364,350
UDR, Inc.	24,080	1,082,396
		13,165,365
DIVERSIFIED - 25.5%
American Tower Corp.	15,950	3,115,035
Cousins Properties, Inc.	123,160	1,178,641
Crown Castle International Corp.	19,530	2,456,483
Equinix, Inc.	5,340	2,428,098
Gaming and Leisure Properties, Inc.	25,720	1,038,573
New Residential Investment Corp.	92,940	1,562,321
VICI Properties, Inc.	63,250	1,442,100
Weyerhaeuser Co.	33,470	896,996
		14,118,247
FINANCE - MORTGAGE LOAN/BANKER - 2.3%
TPG RE Finance Trust, Inc.	65,460	1,290,217

HEALTHCARE - 9.6%
Medical Properties Trust, Inc.	54,860	957,856
National Health Investors, Inc.	9,200	693,956
Physicians Realty Trust	59,250	1,070,055
Welltower, Inc.	34,730	2,588,427
		5,310,294
HOTELS - 4.6%
Host Hotels & Resorts, Inc.	81,850	1,574,794
Park Hotels & Resorts, Inc.	31,172	999,998
		2,574,792
OFFICE - 8.3%
Boston Properties, Inc.	19,370	2,665,699
Kilroy Realty Corp.	24,993	1,922,212
		4,587,911

Security	Shares	Value
REGIONAL MALLS - 2.3%
Simon Property Group, Inc.	7,541	$1,309,872

SHOPPING CENTERS - 5.9%
Regency Centers Corp.	31,784	2,134,931
Weingarten Realty Investors	38,600	1,117,084
		3,252,015
SINGLE FAMILY - 8.9%
Agree Realty Corp.	20,570	1,346,718
National Retail Properties, Inc.	36,070	1,898,004
STORE Capital Corp.	50,220	1,673,330
		4,918,052
WAREHOUSE/INDUSTRIAL - 7.7%
First Industrial Realty Trust, Inc.	40,830	1,440,074
Prologis, Inc.	36,720	2,815,322
		4,255,396
TOTAL REITS (Cost - $46,139,791)		54,782,161

SHORT-TERM INVESTMENT - 1.0%
MONEY MARKET FUND - 1.0%
Fidelity Investments Money Market - Class I, 2.31% +	565,428	565,428
TOTAL SHORT-TERM INVESTMENT (Cost - $565,428)

TOTAL INVESTMENTS - 99.9% (Cost - $46,705,219)		$55,347,589
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		56,287
TOTAL NET ASSETS - 100.00%		$55,403,876

REITS - Real Estate Investment Trusts.

+	Variable rate security. Interest rate is as of April 30, 2019.

Portfolio Composition * - (Unaudited)
Diversified	25.5%	Shopping Centers	5.9%
Apartments	23.8%	Hotels	4.6%
Healthcare	9.6%	Regional Malls	2.4%
Single Family	8.9%	Finance - Mortgage Loan/Banker	2.3%
Office	8.3%	Short-Term Investment	1.0%
Warehouse/Industrial	7.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management LLC)

Asset Class Recap

Small cap value stocks, as measured by the Russell 2000 Value Index, rose 3.7 percent since the start of the fiscal year. Although a roughly 4 percent return in a six-month period is decent by most measures, small cap stocks in general, as measured by the Russell 2000 index, saw an even stronger 6.0 percent return. As investors juggled narratives surrounding trade talks, earnings releases, and potential Fed actions, the underlying theme that prevailed was that of economic optimism. This broadly drove returns and helped assuage, or at least delay fears that his bull market may be out of steam. Small cap stocks are generally represented by companies with limited number of business lines – in some cases a single product. Within the value style, there is generally a tilt toward lower share prices per unit of earnings. However, it is important to delineate that risks are not easily defined and that everything in the small cap value universe is not necessarily trading at a discount. To the contrary, these businesses vie for their market share and margins each day, requiring small cap value active managers to carefully select what they believe to be the best stocks within the broad space.

Allocation Review

As the aforementioned themes of Fed actions and trade talks often broadly impact individual sectors (i.e. a flat yield curve generally adversely affects banks that rely heavily on lending activity), shifts in these themes are difficult to predict, so the Fund’s Sub-Adviser maintains a neutral sector exposure in order to attempt to focused on selecting what it believes are the best stocks. Therefore, the Fund’s exposure to the worst performing sectors, healthcare and energy, was not a meaningful detractor from relative performance. Conversely, the Fund’s allocation to the strongest performing sectors, information technology and utilities, also was not a primary driver of relative performance. Instead, the Sub-Adviser’s quantitatively-driven stock selection within each of these sectors was the primary driver of relative performance.

Holdings Insights

As the second-worst performing sector during the first half of the fiscal year, health care broadly dropped close to 16.8 percent. Due to strong stock selection within the sector, some of these losses were mitigated. For example, the Fund held Integer Holdings Corp. (ITGR) (holding weight*: 0.87 percent), a leading provider of batteries for pacemakers and implantable cardioverter defibrillators. From mid-November when it was initially added to the Fund through the end of the most recent fiscal quarter, ITGR declined 17.9 percent as political concerns in the health care field threatened these primary business lines. However, the Fund also held Providence Service Corp (PRSC) (holding weight*: 0.64 percent), a non-emergency transportation service provider, and Magellan Health Inc. (MGLN) (holding weight*: 0.56 percent), a manager of behavioral health care services. During the same time period, PRSC and MGLN increased 0.4 percent and 7.6 percent, respectively.

When the strongest performing sector, information technology, boasts an overall return over 18 percent, individual stocks within the sector require an even higher return or they result in a detraction from relative performance. For example, Tech Data Corp. (TECD) (holding weight*: 1.63 percent), a global wholesale distributor of technology products, rose 50.9 percent during the six-month period, outperforming the sector as a whole and contributing strongly to the Fund’s relative performance. The Fund also held Electronics for Imaging Inc. (EFII) (holding weight*: 1.70 percent), a systems provider for commercial and enterprise digital printing. During the six-month period, EFII 22.1 percent as private equity firm Siris Capital Group LLC offered $1.7 billion to buyout the company, contributing to relative and absolute performance. Conversely, the Fund held MTS Systems Corp. (MTSC) (holding weight*: 0.68 percent), a company that specializes in running tests and simulations on mechanical systems. Despite producing a 17.5 percent return over the six-month period, it detracted from relative performance due to lagging the sector’s return by more than 1 percent.

Although the financials sector’s overall performance was closer to that of the benchmark index as a whole, it provided an extremely diverse set of underlying stock performance. For example, one of the poorest performers in the Fund during the six-month period was On Deck Capital, Inc. (ONDK) (holding weight*: 0.41 percent), a capital financing service provider. In the same sector, the Fund held Essent Group Ltd. (ESNT) (holding weight*: 1.19 percent), a mortgage insurance and reinsurance services provider. Although ONDK fell 22.8 percent, ESNT’s 20.4 percent increase more than offset the detriment from ONDK due to the Fund having more than double the exposure to ESNT.

Sub-Adviser Outlook

The Sub-Adviser remains optimistic that its quantitatively-driven approach will continue to benefit from the current economic environment. Although volatility has been subdued, the Sub-Adviser believes that the approach it applies to the Fund will be rewarded as volatility moderates. This belief corresponds with what the Sub-Adviser observes as the markets currently underappreciating some of the factors that he Sub-Adviser focuses on in its valuation-oriented signals.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	5.06%	5.73%	7.30%	12.75%
Class C	4.48%	4.63%	6.23%	11.63%
Class A with load of 5.75%	(1.14)%	(0.60)%	5.77%	11.83%
Class A without load	4.90%	5.44%	7.03%	12.49%
Russell 2000 Value Index	3.77%	2.19%	6.94%	12.87%
Morningstar Small Cap Value Category	3.50%	0.23%	5.37%	12.51%

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.54% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 99.3%
AUTO PARTS & EQUIPMENT - 0.6%
Tower International, Inc.	13,138	$306,641

BANKS - 18.5%
BancFirst Corp.	4,660	262,824
Bancorp, Inc. *	31,318	319,757
BankUnited, Inc.	15,452	565,234
Banner Corp.	9,940	527,019
CenterState Bank Corp.	17,000	419,560
Central Pacific Financial Corp.	13,420	402,734
First Citizens BancShares, Inc.	1,580	708,235
First Interstate BancSystem, Inc.	11,970	505,852
Flagstar Bancorp, Inc.	18,012	643,929
Franklin Financial Network, Inc.	6,360	175,854
Hancock Whitney Corp.	11,500	503,010
Heartland Financial USA, Inc.	10,210	458,429
Independent Bank Corp.	10,280	221,328
International Bancshares Corp.	14,000	580,580
National Bank Holdings Corp.	10,610	405,726
Simmons First National Corp.	21,200	538,268
Texas Capital Bancshares, Inc. *	9,750	631,118
TriCo Bancshares	7,833	312,615
TrustCo Bank Corp. NY	23,000	184,000
United Community Banks, Inc.	23,300	654,264
Wintrust Financial Corp.	6,980	531,876
		9,552,212
BIOTECHNOLOGY - 0.4%
AMAG Pharmaceuticals, Inc. *	17,900	199,764

CHEMICALS - 2.1%
Minerals Technologies, Inc.	8,298	520,865
Stepan Co.	6,025	557,554
		1,078,419
COMMERCIAL SERVICES - 5.8%
Aaron’s, Inc.	14,740	820,871
CBIZ, Inc. *	13,320	257,209
FTI Consulting, Inc. *	7,200	611,856
Graham Holdings Co.	860	639,350
K12, Inc. *	22,120	666,254
		2,995,540
COMPUTERS - 2.4%
Electronics For Imaging, Inc. *	23,552	875,899
MTS Systems Corp.	6,410	352,422
		1,228,321
COSMETICS/PERSONAL CARE - 1.0%
Edgewell Personal Care Co.*	13,268	547,040

DISTRIBUTION/WHOLESALE - 1.3%
WESCO International, Inc.*	11,371	650,876

DIVERSIFIED FINANCIAL SERVICES - 2.4%
Boston Private Financial Holdings, Inc.	33,500	383,575
On Deck Capital, Inc. *	38,800	211,848
Piper Jaffray Cos.	7,740	623,844
		1,219,267
ELECTRIC - 2.7%
PNM Resources, Inc.	14,780	686,383
Portland General Electric Co.	13,980	731,294
		1,417,677

Security	Shares	Value
ELECTRONICS - 5.0%
Coherent, Inc. *	1,400	$207,214
Comtech Telecommunications Corp.	14,000	329,420
Control4 Corp. *	17,700	308,157
Jabil, Inc.	22,000	664,620
Tech Data Corp. *	7,900	842,219
Vishay Intertechnology, Inc. *	5,574	211,087
		2,562,717
FOOD - 0.9%
Fresh Del Monte Produce, Inc.	16,300	481,013

GAS - 2.3%
Southwest Gas Holdings, Inc.	7,020	583,994
Spire, Inc.	7,450	627,216
		1,211,210
HAND / MACHINE TOOLS - 1.0%
Regal Beloit Corp.	6,400	544,512

HEALTHCARE - PRODUCTS - 1.7%
Integer Holdings Corp.*	6,500	449,085
Lantheus Holdings, Inc.*	18,000	434,880
		883,965
HEALTHCARE - SERVICES - 1.2%
Magellan Health, Inc. *	4,121	288,470
Providence Service Corp. *	5,010	332,313
		620,783
HOME BUILDERS- 1.2%
Taylor Morrison Home Corp. *	31,210	604,226

HOME FURNISHINGS - 0.8%
Ethan Allen Interiors, Inc.	17,790	393,159

HOUSEHOLD PRODUCTS/WARES - 0.8%
ACCO Brands Corp.	46,227	422,515

INSURANCE - 4.6%
Assured Guaranty Ltd.	12,430	592,911
Essent Group Ltd.*	12,920	613,054
Mercury General Corp.	11,033	593,355
Selective Insurance Group, Inc.	7,900	563,349
		2,362,669
IRON / STEEL - 0.8%
Schnitzer Steel Industries, Inc.	16,527	392,020

LODGING - 0.8%
Marcus Corp.	10,620	399,524

MEDIA - 2.2%
Gannett Co., Inc.	39,940	372,640
Gray Television, Inc. *	32,270	756,086
		1,128,726
METAL FABRICATE / HARDWARE - 1.8%
Rexnord Corp. *	21,000	600,600
TriMas Corp. *	10,330	319,507
		920,107
MISCELLANEOUS MANUFACTURING - 1.3%
ITT, Inc.	10,900	659,995

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Value Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 99.3% (Continued)
OIL & GAS - 2.0%
Bonanza Creek Energy Inc *	14,000	$336,980
Gulfport Energy Corp *	36,230	237,306
Whiting Petroleum Corp. *	16,900	462,891
		1,037,177
OIL & GAS SERVICES - 2.1%
Exterran Corp. *	16,272	231,388
Helix Energy Solutions Group, Inc. *	56,700	443,394
Newpark Resources, Inc. *	54,207	395,711
		1,070,493
PACKAGING & CONTAINERS - 1.1%
Silgan Holdings, Inc.	18,800	562,872

PHARMACEUTICALS - 0.5%
Anika Therapeutics, Inc. *	8,033	255,851

REITS - 14.6%
Arbor Realty Trust, Inc.	34,000	464,440
Brandywine Realty Trust	45,200	695,628
Columbia Property Trust, Inc.	29,128	661,497
Corporate Office Properties Trust	21,900	610,572
Global Net Lease, Inc.	30,223	576,353
Hersha Hospitality Trust	27,920	518,474
Ladder Capital Corp.	30,520	531,048
Lexington Realty Trust	56,489	512,355
Preferred Apartment Communities, Inc.	26,022	406,984
QTS Realty Trust, Inc.	15,195	689,093
Rexford Industrial Realty, Inc.	19,500	738,855
RLJ Lodging Trust	31,400	578,074
STAG Industrial, Inc.	19,100	549,698
		7,533,071
RETAIL - 1.9%
Conn’s, Inc. *	13,136	339,828
Denny’s Corp. *	22,200	413,364
Habit Restaurants, Inc. *	24,000	255,840
		1,009,032
SAVINGS & LOANS - 2.1%
Washington Federal, Inc.	16,500	546,810
WSFS Financial Corp.	13,023	562,333
		1,109,143
SEMICONDUCTORS - 2.4%
Axcelis Technologies, Inc.*	13,500	287,415
Diodes, Inc. *	14,987	545,826
Rambus, Inc. *	37,480	429,521
		1,262,762

Security	Shares	Value
SOFTWARE - 3.1%
ManTech International Corp.	6,523	$404,361
MicroStrategy, Inc. *	3,960	592,812
Progress Software Corp.	13,641	622,166
		1,619,339
TELECOMMUNICATIONS - 2.9%
ADTRAN, Inc.	29,032	497,608
Consolidated Communications Holdings, Inc.	18,000	92,880
LogMeIn, Inc.	6,500	535,600
United States Cellular Corp. *	8,040	386,724
		1,512,812
TRANSPORTATION - 2.1%
ArcBest Corp.	12,201	372,863
Covenant Transportation Group, Inc. *	12,120	236,704
Echo Global Logistics, Inc. *	20,195	463,273
		1,072,840
WATER - 0.9%
SJW Group	7,635	473,828

TOTAL COMMON STOCKS - (Cost - $49,158,954)		51,302,118

SHORT-TERM INVESTMENT - 0.7%
MONEY MARKET FUND - 0.7%
Invesco STIT-Treasury Portfolio Institutional Class - 2.32% +	366,407	366,407
(Cost - $366,407)

TOTAL INVESTMENTS - 100.0% (Cost - $49,525,361)		$51,668,525
LIABILITIES LESS OTHER ASSETS - (0.0)%		(2,063)
NET ASSETS - 100.0%		$51,666,462

REITS - Real Estate Investment Trust

*	Non Income producing security.

+	Variable rate security - interest rate is as of April 30, 2019.

Portfolio Composition * - (Unaudited)
Financial	42.2%	Utilities	6.0%
Consumer, Non-cyclical	12.4%	Communications	5.1%
Industrial	12.2%	Energy	4.1%
Technology	8.0%	Basic Materials	2.8%
Consumer, Cyclical	6.5%	Other	0.7%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap growth stocks, as measured by the Russell 2000 Growth Index, ended up 0.4 percent in the first fiscal quarter. On the surface, it may seem like an uneventful start to the fiscal year, however, if you dig deeper; it reveals a significant spike and decline of volatility resulting in a “V shaped” trajectory for the asset class. Concerns that the Fed was raising rates too quickly came to a precipice early in the first fiscal quarter as small cap growth stocks fell over 16 percent. To the surprise of many, the Federal Reserve drastically changed its stance by announcing their intention to be patient with future rate rises. Small cap growth stocks reacted positively to the news as they rebounded over 20 percent to finish the first fiscal quarter. The rally continued the most recent fiscal quarter as concerns regarding rates moved to the backburner, trade tensions somewhat dissipated with hints towards progress, and an impressive earnings season highlighted the resilience of American companies in the face of multiple headwinds. Over the most recent fiscal quarter ended April 30, 2019, small cap growth stocks increased 8.2 percent bringing performance over the first six months of the fiscal year to 8.3 percent.

Allocation Review

The sector allocation within the Fund is predominately a result of the bottom-up stock selection. With that being said, both the Sub-Adviser’s stock selection and sector allocation strongly contributed to Fund performance. The Fund’s largest overweight by a significant margin was the information technology sector. This overweight strongly contributed to Fund performance. During the fiscal six-month period, the Sub-Adviser shifted the allocation of the communication services and energy sectors from underweights to slight overweights, which also positively impacted the Fund. Due to the substantial weight in the information technology sector, the Fund was underweight all other sectors. Although the underweight in the health care and financials sectors detracted from Fund performance, the Sub-Adviser’s stock selection more than made up for the adverse allocation effect. In the first fiscal quarter, sector contribution was evenly mixed, while only one sector detracted the second fiscal quarter.

Holdings Insights

Two of the largest positive contributors to Fund performance during the fiscal six-month period came from the information technology sector. Within that sector, Bandwidth Inc. (BAND) (holding weight*: 0.89 percent), a cloud-based software communications platform-as-a-service provider in the U.S. that enables enterprises to create voice or text communication services, was one of the top contributors to Fund performance over the fiscal period. The Sub-Adviser believes that BAND has recently traded at a reduced value relative to their one major competitor, Twilio, Inc. (TWLO) (holding weight*: 1.38 percent), and is just beginning to close the gap. Over the period, BAND increased 41.3 percent. Another contributor from the information technology sector was Roku Inc. (ROKU) (holding weight*: 0.47 percent). ROKU manufactures digital media players that allows customers to access internet streamed video or audio services through television. ROKU increased 14.4 percent over the fiscal period. Despite the strong performance, the Sub-Adviser has lowered the exposure to this position due to increased competition within the industry. Although the Fund was underweight the health care sector, a position within this sector was one of the top performing positions within the Fund. Guardant Health Inc. (GH) (holding weight*: 0.93 percent), a company that is revolutionizing cancer testing with noninvasive liquid biopsy tests, increased 79.5 percent since its initiation into the Fund. GH has won many accolades in the health care industry, leading to it being upgraded by analyst coverage over the most recent fiscal quarter.

One of the worst performing positions over the fiscal period came from the best performing sector, the information technology sector. Benefitfocus Inc. (BNFT) (holding weight*: 0.98 percent), a provider of cloud-based benefits management platforms for consumers, employers, and insurance carriers, was the worst performing position within the Fund over the fiscal six-month period. BNFT declined 26.2 percent since it was added to the Fund. The Sub-Adviser attributes the recent decline to executive turnover, making investors question whether the rally could continue. Other detractors over the fiscal period included Orasure Technologies Inc. (OSUR) (holding weight**: 0.56 percent) and NV5 Global Inc. (NVEE) (holding weight**: 0.99 percent). Granted both positions warranted their own idiosyncratic concerns, but both positons experienced large selloffs due to disappointing earnings releases. Prior to being eliminated from the Fund, OSUR declined 24.0 percent and NVEE fell 33.2 percent.

Sub-Adviser Outlook

The Sub-Adviser does not forecast. The Sub-Adviser’s investment approach involves a thorough understanding of each stock’s value proposition and risk. However, the Sub-Adviser perpetually monitors the effects of these macro themes on each underlying position within the Fund. The Sub-Adviser is keeping a close eye on updates to tariffs, health care policies, and infrastructure spending to evaluate current positions and identify future opportunities.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	8.90%	16.30%	12.26%	15.40%
Class C	8.36%	15.20%	11.15%	14.25%
Class A with load of 5.75%	2.52%	9.31%	10.65%	14.44%
Class A without load	8.75%	15.97%	11.97%	15.12%
Russell 2000 Growth Index	8.27%	6.91%	10.22%	15.24%
Morningstar Small Cap Growth Category	8.74%	11.12%	10.14%	14.62%

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price- to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.95% for Class N, 2.95% for Class C and 2.20% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 95.3%
ADVERTISING - 0.9%
Trade Desk, Inc. *	2,215	$490,578

AIRLINES - 1.0%
Spirit Airlines, Inc. *	9,266	503,885

APPAREL - 1.7%
Canada Goose Holdings, Inc. * ^	8,657	462,197
Farfetch Ltd. *	17,364	430,280
		892,477
BANKS - 1.9%
First Merchants Corp.	12,244	448,988
United Community Banks, Inc.	19,805	556,124
		1,005,112
BIOTECHNOLOGY - 5.2%
Biohaven Pharmaceutical Holding Co. Ltd. *	6,921	414,222
Emergent BioSolutions, Inc. *	7,344	379,538
Exact Sciences Corp. *	6,044	596,482
Guardant Health, Inc. *	7,386	483,857
REGENXBIO, Inc. *	5,132	258,653
Stemline Therapeutics, Inc. *	26,818	402,270
Veracyte, Inc. *	10,374	237,253
		2,772,275
BUILDING MATERIALS - 0.8%
Trex Co., Inc. *	6,378	441,804

CHEMICALS - 1.0%
Rogers Corp. *	3,190	534,389

COMMERICAL SERVICES - 2.9%
Avalara, Inc. *	9,490	558,676
HealthEquity, Inc. *	6,760	457,990
LiveRamp Holdings, Inc. *	8,606	501,988
		1,518,654
COMPUTERS - 7.0%
Cubic Corp.	10,831	614,984
Elastic NV * ^	6,039	516,637
Globant SA *	7,104	596,665
Mercury Systems, Inc. *	7,278	531,440
Rapid7, Inc. *	7,858	427,004
Virtusa Corp. *	9,079	504,338
WNS Holdings Ltd. - ADR *	9,332	533,324
		3,724,392
DISTRIBUTION/WHOLESALE - 0.7%
SiteOne Landscape Supply, Inc. * ^	5,409	364,026

DIVERSIFIED FINANCIAL SERVICES - 3.9%
Evercore, Inc.	5,625	548,044
Houlihan Lokey, Inc.	12,593	621,087
LendingTree, Inc. *	1,420	546,444
Moelis & Co.	8,992	368,222
		2,083,797

Security	Shares	Value
ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
Littelfuse, Inc.	2,838	$570,580
nLight, Inc. *	2,829	73,922
		644,502
ELECTRONICS - 1.1%
Woodward, Inc.	5,226	569,111

ENGINEERING & CONSTRUCTION - 1.9%
Granite Construction, Inc.	9,213	413,572
Primoris Services Corp.	26,926	590,218
		1,003,790
ENTERTAINMENT - 0.6%
Red Rock Resorts, Inc.	12,464	336,279

HEALTHCARE-PRODUCTS - 9.4%
CareDx, Inc. *	8,203	223,204
Cerus Corp. *	58,473	358,439
Inspire Medical Systems, Inc. *	7,543	389,898
Insulet Corp. * ^	2,852	245,985
iRhythm Technologies, Inc. *	4,769	363,922
Merit Medical Systems, Inc. *	7,658	430,226
Repligen Corp. *	7,903	532,504
Shockwave Medical, Inc. * ^	6,265	266,952
Tandem Diabetes Care, Inc. *	9,102	558,954
ViewRay, Inc. * ^	60,384	420,273
West Pharmaceutical Services, Inc.	4,514	558,788
Wright Medical Group NV *	20,285	599,827
		4,948,972
HEALTHCARE-SERVICES - 4.0%
Addus HomeCare Corp. *	8,059	547,206
Catalent, Inc. *	11,343	508,393
LHC Group, Inc. *	4,615	512,773
Neuronetics, Inc. *	31,499	525,088
		2,093,460
HOME BUILDERS - 3.0%
Century Communities, Inc. *	20,531	522,103
LGI Homes, Inc. * ^	6,023	417,454
Skyline Corp.	25,234	532,690
		1,472,247
INTERNET - 8.5%
Eventbrite, Inc. *	19,700	492,500
Lyft, Inc. * ^	4,571	273,346
Mimecast, Inc. *	10,626	547,345
Pinterest, Inc. * ^	26,055	807,184
Roku, Inc. *	3,878	246,602
Spotify Technology *	3,358	455,916
Wix.com Ltd. *	4,309	578,095
Zendesk, Inc. *	6,330	555,647
Zscaler, Inc. *	7,518	513,555
		4,470,190
LODGING - 0.9%
Boyd Gaming Corp.	17,191	494,757

MACHINERY-CONSTRUCTION/MINING - 0.9%
BWX Technologies, Inc.	9,662	493,728

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Small Cap Growth Fund (Continued)
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 95.3% (Continued)
MISCELLANEOUS MANUFACTURING - 0.7%
ESCO Technologies, Inc.	4,790	$359,250

OIL & GAS - 2.0%
Matador Resources Co. * ^	27,686	545,137
PDC Energy, Inc. *	12,183	529,839
		1,074,976
PHARMACEUTICALS - 2.1%
Coherus Biosciences, Inc. *	40,635	646,909
DexCom, Inc . *	1,792	216,957
Heron Therapeutics, Inc. *	11,338	245,808
		1,109,674
REAL ESTATE - 2.0%
Marcus & Millichap, Inc. *	13,284	572,540
Redfin Corp. * ^	22,973	475,082
		1,047,622
RETAIL - 6.4%
At Home Group, Inc. * ^	15,373	361,112
Casey’s General Stores, Inc.	4,791	634,089
Floor & Décor Holdings, Inc. * ^	7,625	366,153
Hudson Ltd. *	27,506	421,942
National Vision Holdings, Inc. *	18,752	506,304
Ollie’s Bargain Outlet Holdings, Inc. *	6,573	628,642
Wingstop, Inc.	6,379	480,147
		3,398,389
SEMICONDUCTORS - 1.5%
Lattice Semiconductor Corp. *	20,852	270,033
Silicon Laboratories, Inc. *	4,884	525,811
		795,844
SOFTWARE - 16.8%
Alteryx, Inc. *	5,925	525,192
Appfolio, Inc. *	3,941	382,711
Atlassian Corp. PLC *	4,504	496,116
Bandwidth, Inc. *	6,172	465,492
Benefitfocus, Inc. *	12,539	510,713
Coupa Software, Inc. *	3,866	399,474
Everbridge, Inc. *	5,454	402,996
Evolent Health, Inc. *	28,442	385,389
Five9, Inc. *	10,853	575,969
Omnicell, Inc. *	7,684	617,486
Pivotal Software, Inc. *	24,794	538,030
Pluralsight, Inc. *	15,709	557,512
ServiceNow, Inc. *	1,101	298,933
Smartsheet, Inc. *	12,706	537,845
Tabula Rasa HealthCare, Inc. * ^	11,251	599,228
Talend SA - ADR *	6,906	342,400
Security	Shares	Value
SOFTWARE - 16.8% (Continued)
Twilio, Inc. *	5,255	$720,671
Yext, Inc. *	22,629	495,801
		8,851,958
TELECOMMUNICATIONS - 1.6%
8x8, Inc. * ^	22,392	535,617
Pagerduty, Inc. *	6,464	303,162
		838,779
TRANSPORTATION - 3.7%
Air Transport Services Group, Inc. *	25,144	591,638
Atlas Air Worldwide Holdings, Inc. *	8,210	396,461
CryoPort, Inc. * ^	33,706	474,244
Saia, Inc. *	7,857	505,912
		1,968,255

TOTAL COMMON STOCKS (Cost - $41,707,567)		50,303,172

SHORT-TERM INVESTMENT - 3.4%
MONEY MARKET FUND - 3.4%
Fidelity Investment Money Market Fund - Class I 2.31% +	1,812,514	1,812,514
TOTAL SHORT-TERM INVESTMENT (Cost - $1,812,514)

COLLATERAL FOR SECURITIES LOANED - 13.7%
HSBC US Government Money Market Fund - Class Institutional 2.43% + #	1,334,422	1,334,422
Morgan Stanley Institutional Liquidity Fund Prime Portfolio - Class Institutional 2.53% + #	5,917,350	5,917,350
TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $7,251,772)		7,251,772

TOTAL INVESTMENTS - 112.4% (Cost - $50,771,853)		$59,367,458
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.4)%		(6,568,913)
NET ASSETS - 100.0%		$52,798,545

ADR - American Depositary Receipt

PLC - Public Limited Company

^	All or a portion of these securities are on loan. Total loaned securities had a value of $7,089,805 at April 30, 2019.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

*	Non-Income producing security.

+	Variable rate security. Interest rate is as of April 30, 2019.

Portfolio Composition * - (Unaudited)
Technology	22.5%	Industrial	9.2%
Consumer, Non-Cyclical	21.0%	Financial	7.0%
Consumer, Cyclical	12.6%	Short-Term Investment	3.0%
Collateral For Securities Loaned	12.2%	Energy	1.8%
Communications	9.8%	Basic Materials	0.9%
		Total	100.0%

*	Based on total value of investments as of April 30, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 3.2 percent during the most recent fiscal quarter, after increasing 10.2 percent in the first fiscal quarter. The surge started the fiscal year with most emerging markets countries in positive territory, some up as much as 26 percent. Only Taiwan, United Arab Emirates, Pakistan, and Greece failed to end the most recent fiscal quarter in the black. Three of these four countries comprise only one percent of the index when combined. However, Taiwan is the third largest country weighting in the index, so its detraction from overall performance was much more meaningful, however not impactful enough to outweigh nearly half of the emerging markets countries boasting positive returns in the double- digits. In the most recent fiscal quarter, negative performing countries outnumbered countries in positive territory. Fortunately, two of the three largest constituents, China and Taiwan, helped drive the index higher. These two countries make up over 40 percent of the index and increased 8.3 and 11.4 percent, respectively.

Allocation Review

During the first five months of the fiscal six- month period, the largest country overweights, namely Brazil and Columbia, provided mixed relative results for the Fund as Columbia increased 18.0 percent while Brazil only increased 4.1 percent. The largest country underweights in the Fund during the period were Thailand and South Africa. These relative underweights provided mixed results to relative performance, as Thailand increased 4.0 percent and South Africa increased 12.8 percent. While the largest underweights and overweights broadly detracted from Fund performance, the more moderate underweights and overweights generally detracted, leaving the country selection as a detractor to relative Fund performance. Effective April 1, 2019, the Fund was managed by a new Sub-Adviser. This change was the catalyst for larger than normal turnover, and a shift in country allocation to reflect the Sub-Adviser’s conviction. During the final month of the most recent fiscal quarter, the largest country overweights were India and Mexico, while the largest country underweights were Taiwan and Korea. Over the full three months of the most recent fiscal quarter, country selection was a contributor to relative Fund performance.

Holdings Insights

As the largest country represented in the index, China’s 21.4 percent increase was a large driver of the strong first fiscal quarter’s performance. The Sub-Adviser maintained close to a 30 percent allocation to China, in line with the index’s weighting. Stock selection within China produced strong relative value-adds during the fiscal six-month period, as holdings such as Weichai Power Co., Ltd. (2338 HK) (holding weight**: 1.13 percent), a diesel engine manufacturer, and Shimao Property Holdings Ltd. (813 HK) (holding weight**: 0.86 percent), a real estate developer, increased 81.7 percent and 67.5 percent, respectively. Another strong contributor from China was Li Ning Co. LTD (2331 HK) (holding weight*: 2.50 percent), a leading sports brand company, mainly providing sporting goods including footwear, apparel, and equipment. The Sub-Adviser believes that this is the best local sportswear brand in China. The original founder has regained control of the company, instilled good brand awareness while improving cash flow and inventory controls. Additionally, the average Chinese consumer is becoming wealthier, and they are spending a portion of that income on “athleisure.” 2331 HK increased 65.4 percent over the most recent fiscal quarter.

The allocation to India began the fiscal six-month period slightly overweight but finished the period as the largest country overweight. This country increased 11.7 percent over the fiscal six-month period, but some positions from India detracted from Fund performance. Lemon Tree Hotels Ltd (BF2LSQ7 IN) (holding weight*: 2.54 percent) a mid-priced hotel chain, declined 10.9 percent since it was initiated into the portfolio in early April. The Sub-Adviser believes that this position sold off as investors sold off positions with relatively larger amounts of debt. The Sub-Adviser is optimistic for the position moving forward. In India, mid-priced hotels have been undersupplied for the last 10 years and demand for this segment has been surging due to the increase in business travelers in India. A position from India that relatively detracted from Fund performance in the first fiscal quarter but strongly contributed during the most recent fiscal quarter was Housing Development Finance Corp Ltd (HDFC IN) (holding weight*: 2.01 percent), an Indian banking and financial service company. HDFC IN increased 4.0 percent over the most recent fiscal quarter, after increasing 8.7 percent the first fiscal quarter of the year.

Sub-Adviser Outlook

The Sub-Adviser expects that global economic weakness will extend. The Chinese economy has stabilized but they do not believe it will lead to a rally reminiscent of 2016. The Sub-Adviser believes that U.S. inventories will adjust resulting in a delay in the emerging market exports recovery. The Sub-Adviser finished the most recent fiscal quarter underweight Taiwan and Korea, but will add to the positions if they believe the recovery in exports will come to fruition. The Sub-Adviser will continue to focus on economic profitability rather than accounting profitability and places an emphasis on companies that are beneficiaries of the structural changes occurring in emerging market countries.

*	Holdings percentage(s) of total investments, excluding collateral for securities loaned, as of 4/30/2019.

Growth of $100,000 Investment

Total Returns as of April 30, 2019
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	12.65%	(9.24)%	2.02%	5.98%
Class C	12.00%	(10.20)%	0.98%	4.92%
Class A with load of 5.75%	6.00%	(14.62)%	0.58%	5.09%
Class A without load	12.50%	(9.43)%	1.77%	5.72%
MSCI Emerging Markets Index (net)	13.76%	(5.04)%	4.04%	7.50%
Morningstar Diversified Emerging Markets Category	13.03%	(6.02)%	2.80%	6.90%

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.21% for Class N,2.21% for Class C and 1.46% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund
April 30, 2019

Security	Shares	Value
COMMON STOCKS - 96.1%
AGRICULTURE - 0.6%
Hanjaya Mandala Sampoerna Tbk PT	1,831,500	$450,290

APPAREL - 1.7%
Makalot Industrial Co. Ltd. *	74,000	510,557
Shenzhou International Group Holdings Ltd.	55,100	740,533
		1,251,090
AUTO MANUFACTURERS - 0.9%
Geely Automobile Holdings Ltd.	338,000	680,809

BANKS - 17.0%
Agricultural Bank of China Ltd.	1,250,000	577,688
Banco Bradesco SA - ADR ^	75,200	681,312
Banco Santander Brasil SA - ADR ^	60,000	687,000
Banco Santander Chile - ADR	34,000	952,000
Bank Negara Indonesia Persero Tbk PT *	750,000	506,144
Bank of China Ltd.	700,000	334,228
Bank Rakyat Indonesia Persero Tbk PT	1,886,200	579,922
China Construction Bank Corp.	1,600,000	1,410,397
FirstRand Ltd.	111,732	530,578
Grupo Financiero Banorte SAB de CV	105,600	666,811
ICICI Bank Ltd. - ADR ^	64,900	743,105
Industrial & Commercial Bank of China Ltd.	1,300,000	977,733
Itau Unibanco Holding SA - ADR	50,000	432,500
Komercni banka as	8,378	317,412
OTP Bank Nyrt	18,000	800,045
Sberbank of Russia PJSC - ADR *	55,000	786,225
Standard Bank Group Ltd.	53,135	740,458
TCS Group Holding PLC	28,344	564,046
		12,287,604
BEVERAGES - 2.7%
Fomento Economico Mexicano SAB de CV - ADR ^	7,800	761,202
Varun Beverages Ltd.	93,455	1,178,110
		1,939,312
BUILDING MATERIALS - 0.6%
Anhui Conch Cement Co. Ltd.	71,500	436,390

CHEMICALS - 1.0%
LG Chem Ltd.	2,388	740,766

COMMERCIAL SERVICES - 2.3%
China Education Group Holdings Ltd.	709,000	1,100,106
New Oriental Education & Technology Group, Inc. - ADR * ^	6,000	572,760
		1,672,866
DIVERSIFIED FINANCIAL SERVICES - 4.6%
B3 SA - Brasil Bolsa Balcao	35,000	306,116
Hana Financial Group, Inc.	22,500	709,667
Housing Development Finance Corp. Ltd.	50,826	1,458,141
Investec Ltd. *	50,000	319,250
KB Financial Group, Inc.	13,033	514,613
		3,307,787
ENGINEERING & CONSTRUCTION - 0.7%
Mytilineos Holdings SA	48,863	528,690

FOOD - 2.2%
China Mengniu Dairy Co. Ltd.	301,000	1,111,929
Uni-President Enterprises Corp. *	190,000	451,569
		1,563,498
INSURANCE - 8.2%
AIA Group Ltd.	194,600	1,992,442
China Life Insurance Co Ltd. *	1,162,000	967,486
IRB Brasil Resseguros S/A	30,000	717,287
Odontoprev SA *	86,400	368,320
Ping An Insurance Group Co. of China Ltd.	157,500	1,906,339
		5,951,874

Security	Shares	Value
INTERNET- 12.0%
Alibaba Group Holding Ltd. - ADR * ^	21,000	$3,896,970
Naspers Ltd.	3,500	898,414
Tencent Holdings Ltd.	69,200	3,410,445
Yandex NV *	12,000	449,160
		8,654,989
IRON/STEEL 1.2%
Kumba Iron Ore Ltd.	11,000	330,092
POSCO	2,500	547,209
		877,301
LODGING - 5.3%
Lemon Tree Hotels Ltd.- 144A *	1,707,583	1,841,690
Minor International PCL	1,021,700	1,201,264
Wynn Macau Ltd.	286,400	823,959
		3,866,913
OIL & GAS - 8.8%
China Petroleum & Chemical Corp.	620,000	476,564
LUKOIL PJSC - adr	13,000	1,102,140
MOL Hungarian Oil & Gas PLC	35,000	402,831
Oil & Natural Gas Corp. Ltd.	552,260	1,343,770
PetroChina Co. Ltd. - ADR	7,700	487,333
PTT Exploration & Production PCL	217,300	906,647
Reliance Industries Ltd. *	64,663	1,295,425
Rosneft Oil Co. PJSC - ADR *	50,000	332,600
		6,347,310
PHARMACEUTICALS - 1.3%
TCI Co. Ltd.	61,000	910,695

REAL ESTATE - 3.3%
Ayala Corp.	40,780	707,364
China Overseas Land & Investment Ltd.	284,000	1,063,969
Pakuwon Jati Tbk PT	12,770,200	640,588
		2,411,921
RETAIL - 6.2%
Atacadao SA	141,000	757,773
Jollibee Foods Corp.	95,070	555,719
Li Ning Co. Ltd. *	990,000	1,798,412
Lojas Renner SA *	64,700	758,652
Wal-Mart de Mexico SAB de CV	200,000	585,610
		4,456,166
SEMICONDUCTORS - 10.1%
Samsung Electronics Co. Ltd. - ADR - 144A	511	503,846
Samsung Electronics Co. Ltd.	78,000	3,066,744
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	60,000	2,629,200
Taiwan Semiconductor Manufacturing Co. Ltd. *	136,000	1,141,860
		7,341,650
SOFTWARE - 1.9%
CD Projekt SA *	11,097	623,396
HCL Technologies Ltd. *	45,767	778,937
		1,402,333
TELECOMMUNICATIONS - 1.9%
China Mobile Ltd.	100,000	954,067
Telekomunikasi Indonesia Persero Tbk PT	1,690,000	450,026
		1,404,093
WATER - 1.6%
Guangdong Investment Ltd.	600,000	1,122,315

TOTAL COMMON STOCKS (Cost - $65,104,065)		69,606,662

CLOSED END FUND - 0.8%
Vietnam Enterprise Investments Limited	96,445	560,325
TOTAL CLOSED END FUND (Cost - $548,616)

WARRANT - 0.0%
Minor International PCL - NVDR - Warrant ++	51,085	—
TOTAL WARRANT (Cost - $0)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
Dunham Emerging Markets Stock Fund (Continued)
April 30, 2019

Security	Shares	Value
SHORT- TERM INVESTMENT - 0.4%
MONEY MARKET - 0.4%
First American Government Obligations Fund 2.36% +	302,569	$302,569
(Cost - $302,569)

COLLATERAL FOR SECURITIES LOANED - 9.5%	6,891,678	6,891,678
Mount Vernon Prime Portfolio, 2.61% + # (Cost - $6,891,678)

TOTAL INVESTMENTS - 106.8% (Cost - $72,846,928)		77,361,234
LIABILITIES IN EXCESS OF OTHER ASSETS - (6.8)%		(4,952,271)
NET ASSETS - 100.0%		72,408,963

ADR - American Depositary Receipt

*	Non-income producing security

^	All or a portion of these securities are on loan. Total loaned securities had a value of $6,714,473 at April 30, 2019.

+	Variable rate security. Interest rate is as of April 30, 2019.

++	The value of this security has been determined in good faith under policies of the Board of Trustees. The total of these securities is $0 or 0.0% of net assets.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The 144A securities amounted to $2,345,536 or 3.2% of net assets.

#	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
China	20.8%	Brazil	7.9%
India	11.2%	South Africa	3.6%
Hong Kong	9.5%	Russia	3.5%
Taiwan	8.5%	Other Countries **	27.1%
South Korea	7.9%	Total	100.0%

*	Based on total value of investments as of April 30, 2019.

**	Includes Collateral for Securities Loaned as of April 30, 2019.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2019

			Dunham	Dunham			Dunham
	Dunham	Dunham	Corporate /	Monthly	Dunham	Dunham	International
	Floating Rate	Long/Short	Government	Distribution	Dynamic Macro	High-Yield	Opportunity
	Bond Fund	Credit Fund	Bond Fund	Fund	Fund	Bond Fund	Bond Fund
Assets:
Investments in securities, at cost	$193,171,548	$69,329,444	$50,126,825	$323,504,202	$37,347,512	$108,754,406	$37,269,953
Investments in securities, at value	$190,937,422	$70,264,310	$50,715,855	$332,325,934	$40,182,224	$109,490,587	$37,202,164
Cash	—	6,689	—	—	11,125	—	—
Foreign currency, at value (cost $9,121,348, $13,270, and $684,947 respectively)	—	—	—	8,851,125	13,219	—	685,825
Deposits with brokers for futures	—	413,164	—	52,642,553	—	—	153,632
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	7	—	104,484
Unrealized appreciation on futures	—	—	—	—	308,953	—	2,908
Receivable for securities sold	—	—	82,376	14,177,875	1,404	681,339	1,995,828
Interest and dividends receivable	912,694	377,669	350,497	336,706	4,366	1,575,919	223,802
Receivable for Fund shares sold	8,352	76,256	35,779	123,284	35,507	3,391	23,211
Prepaid expenses and other assets	33,694	49,809	37,570	64,373	31,826	41,621	31,689
Total Assets	191,892,162	71,187,897	51,222,077	408,521,850	40,588,631	111,792,857	40,423,543

Liabilities:
Option contracts written (premiums received $547,915 and $44,146, respectively)	—	—	—	393,979	42,242	—	—
Payable upon return of securities loaned	—	—	—	—	—	2,360,160	—
Securities sold short (proceeds $110,884,419)	—	—	—	114,500,071	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	—	—	182,366
Unrealized depreciation on futures	—	163,164	—	—	45,722	—	657
Unrealized depreciation on swaps	—	100,042	—	—	—	—	—
Payable for dividends on short sales	—	—	—	285,452	—	—	—
Payable for interest on short sales	—	—	—	175,816	—	—	—
Payable for securities purchased	4,692,249	—	536,096	16,920,890	8,558	170,762	2,145,794
Payable for Fund shares redeemed	19,133	1,016	728	102,634	—	38,368	460
Premiums paid on swaps	—	5,655	—	24	—	—	—
Distributions payable	4,345	9,913	1,212	92,228	—	6,753	—
Payable to adviser	90,637	36,200	20,484	145,771	21,286	52,965	18,367
Payable to sub-adviser	31,439	111,191	7,264	206,328	18,561	23,618	13,162
Payable for distribution fees	6,534	9,138	4,668	40,624	2,058	17,879	1,680
Payable for administration fees	15,633	1,377	11,795	9,065	2,331	9,648	5,833
Payable for fund accounting fees	2,639	933	886	4,178	660	1,733	533
Payable for transfer agent fees	2,095	1,813	1,599	6,200	2,013	1,696	1,769
Payable for custody fees	11,282	987	4,247	4,117	2,225	3,320	5,439
Payable for third party administrative servicing fees	519	225	82	5,411	1,935	637	—
Payable to broker	—	—	—	80,814	253,123	—	376,639
Payable for line of credit	6,289	—	—	—	—	—	—
Accrued expenses and other liabilities	3,753	796	5,770	17,594	8,804	11,322	5,519
Total Liabilities	4,886,547	442,450	594,831	132,991,196	409,518	2,698,861	2,758,218

Net Assets	$187,005,615	$70,745,447	$50,627,246	$275,530,654	$40,179,113	$109,093,996	$37,665,325

Net Assets:
Paid in capital	$192,775,841	$69,908,902	$53,501,506	$280,431,176	$40,133,113	$115,752,277	$38,107,152
Accumulated earnings (loss)	(5,770,226)	836,545	(2,874,260)	(4,900,522)	46,000	(6,658,281)	(441,827)
Net Assets	$187,005,615	$70,745,447	$50,627,246	$275,530,654	$40,179,113	$109,093,996	$37,665,325

Net Asset Value Per Share
Class N Shares:
Net Assets	$158,029,310	$58,195,600	$42,372,010	$196,471,288	$31,167,160	$89,948,298	$32,304,728
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	16,529,865	6,299,200	3,141,627	5,649,968	3,148,946	10,002,260	3,562,985
Net asset value, offering and redemption price per share	$9.56	$9.24	$13.49	$34.77	$9.90	$8.99	$9.07

Class A Shares:
Net Assets	$21,309,055	$8,979,170	$5,649,380	$44,320,455	$7,243,777	$11,907,458	$4,014,716
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,231,212	973,966	419,424	1,317,232	736,599	1,311,174	446,421
Net asset value and redemption price per share *	$9.55	$9.22	$13.47	$33.65	$9.83	$9.08	$8.99
Front-end sales charge factor	0.9550	0.9425	0.9550	0.9425	0.9425	0.9550	0.9550
Offering price per share (Net asset value per share / front-end sales charge factor)	$10.00	$9.78	$14.10	$35.70	$10.43	$9.52	$9.41

Class C Shares:
Net Assets	$7,667,250	$3,570,677	$2,605,856	$34,738,911	$1,768,176	$7,238,240	$1,345,881
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	802,509	397,641	194,805	1,304,448	187,705	809,072	153,015
Net asset value, offering and redemption price per share	$9.55	$8.98	$13.38	$26.63	$9.42	$8.95	$8.80

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2019

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$62,897,899	$58,247,378	$119,210,993	$46,705,219	$49,525,361	$50,771,853	$72,846,928
Investments in securities, at value	$80,714,171	$107,390,393	$127,354,111	$55,347,589	$51,668,525	$59,367,458	$77,361,234
Cash	—	—	142,498	—	—	—	—
Foreign currency, at value (cost $158,138 and 1,989,738 respectively)	—	—	157,592	—	—	—	1,984,398
Receivable for securities sold	195,673	—	913,703	—	—	755,221	—
Interest and dividends receivable	90,508	12,724	891,659	29,344	12,557	9,754	113,285
Receivable for Fund shares sold	61,756	80,425	117,735	31,642	28,103	26,423	65,160
Prepaid expenses and other assets	45,755	41,380	73,558	38,530	35,198	50,496	46,334
Total Assets	81,107,863	107,524,922	129,650,856	55,447,105	51,744,383	60,209,352	79,570,411

Liabilities:
Payable upon return of securities loaned	—	—	4,874,737	—	—	7,251,772	6,891,678
Payable for securities purchased	—	305,033	1,069,400	—	—	72,516	167,953
Payable for Fund shares redeemed	12,631	1,217	1,477	661	537	362	671
Payable to adviser	42,582	55,368	66,147	29,580	27,445	27,698	38,815
Payable to sub-adviser	15,217	40,957	58,849	1,990	32,485	40,605	33,490
Payable for distribution fees	8,102	10,904	12,416	—	4,663	9,853	7,834
Payable for administration fees	3,480	3,868	2,983	1,768	2,387	1,731	3,539
Payable for fund accounting fees	1,388	1,660	1,936	986	728	862	1,238
Payable for transfer agent fees	520	1,220	528	1,419	1,098	1,400	673
Payable for custody fees	3,267	384	23,560	1,123	1,870	1,552	9,379
Payable for third party administrative servicing fees	121	55	867	80	1,158	—	839
Accrued expenses and other liabilities	8,996	6,167	6,378	5,622	5,550	2,456	5,339
Total Liabilities	96,304	426,833	6,119,278	43,229	77,921	7,410,807	7,161,448

Net Assets	$81,011,559	$107,098,089	$123,531,578	$55,403,876	$51,666,462	$52,798,545	$72,408,963

Net Assets:
Paid in capital	$63,508,572	$57,556,691	$117,266,210	$45,550,642	$50,076,450	$45,423,596	$69,266,961
Accumulated earnings	17,502,987	49,541,398	6,265,368	9,853,234	1,590,012	7,374,949	3,142,002
Net Assets	$81,011,559	$107,098,089	$123,531,578	$55,403,876	$51,666,462	$52,798,545	$72,408,963

Net Asset Value Per Share
Class N Shares:
Net Assets	$60,328,673	$74,674,749	$96,913,354	$43,677,972	$40,170,273	$38,961,785	$56,696,573
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	4,148,257	3,034,093	6,362,471	2,575,503	2,767,219	2,266,867	3,995,919
Net asset value, offering and redemption price per share	$14.54	$24.61	$15.23	$16.96	$14.52	$17.19	$14.19
Class A Shares:
Net Assets	$15,603,917	$24,113,822	$20,604,880	$9,149,268	$8,790,889	$11,195,579	$12,467,776
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,077,667	1,000,030	1,361,918	535,095	613,869	689,828	898,519
Net asset value, and redemption price per share *	$14.48	$24.11	$15.13	$17.10	$14.32	$16.23	$13.88
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.36	$25.59	$16.05	$18.14	$15.19	$17.22	$14.73
Class C Shares:
Net Assets	$5,078,969	$8,309,518	$6,013,344	$2,576,636	$2,705,300	$2,641,181	$3,244,614
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	366,883	365,916	418,799	159,678	217,455	212,181	246,864
Net asset value, offering and redemption price per share	$13.84	$22.71	$14.36	$16.14	$12.44	$12.45	$13.14

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2019

			Dunham	Dunham			Dunham
	Dunham	Dunham	Corporate /	Monthly	Dunham	Dunham	International
	Floating Rate	Long/Short	Government	Distribution	Dynamic Macro	High-Yield	Opportunity
	Bond Fund	Credit Fund	Bond Fund	Fund	Fund	Bond Fund	Bond Fund
Investment Income:
Interest income	$5,098,528	$1,192,902	$1,004,964	$1,224,904	$198,933	$3,367,124	$213,686
Dividend income	—	—	—	1,927,400	421,592	23,759	—
Securities lending income	1,065	3,996	925	4,255	17,514	19,357	—
Less: Foreign withholding taxes	—	—	—	(18,956)	—	—	(19,291)
Total Investment Income	5,099,593	1,196,898	1,005,889	3,137,603	638,039	3,410,240	194,395

Operating Expenses:
Investment advisory fees	548,197	189,888	125,322	856,198	130,613	319,639	107,897
Sub-advisory fees	272,879	175,282	75,194	790,336	150,707	170,474	80,923
Sub-advisory performance fees	(118,760)	(78,666)	(40,127)	148,820	(70,792)	4,058	(45,203)
Fund accounting fees	18,682	5,987	5,122	26,933	4,105	10,895	3,677
Distribution fees- Class C Shares	27,322	16,516	9,951	170,251	8,405	27,038	5,058
Distribution fees- Class A Shares	24,655	8,842	6,532	52,302	8,771	14,737	4,678
Administration fees	79,645	22,274	52,771	69,036	17,559	50,092	30,087
Registration fees	16,934	24,626	24,611	18,554	22,851	25,031	16,061
Transfer agent fees	14,251	8,547	9,152	17,772	8,810	11,545	8,588
Custodian fees	21,170	2,989	17,644	86,500	3,932	5,869	20,828
Professional fees	10,011	7,985	8,652	15,031	8,070	10,701	7,931
Chief Compliance Officer fees	12,709	2,864	3,306	18,935	3,031	7,694	2,520
Printing and postage expense	12,410	7,792	6,770	41,454	3,944	10,137	4,587
Trustees’ fees	5,653	1,035	2,004	8,665	1,515	3,708	1,289
Insurance expense	1,045	273	488	1,782	367	970	348
Security borrowing fees	—	—	—	1,034,394	—	—	—
Interest expense	—	—	135	48,509	3,610	—	—
Third party administrative servicing fees	2,689	1,576	1,017	16,760	985	2,706	461
Dividend expense on short sales	—	—	—	1,181,584	—	—	—
Miscellaneous expenses	5,515	2,584	2,179	7,496	2,265	3,610	1,658
Net Operating Expenses	955,007	400,394	310,723	4,611,312	308,748	678,904	251,388

Net Investment Income (Loss)	4,144,586	796,504	695,166	(1,473,709)	329,291	2,731,336	(56,993)

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Exchange Contracts:				8
Net realized gain (loss) from:
Investments	(642,300)	690,516	(213,404)	(3,414,266)	2,055,819	(1,763,027)	28,335
Futures	—	(302,525)	—	—	(253,936)	—	91,319
Purchased Options	—	—	—	3,734,023	173,644	—	—
Securities sold short	—	—	—	439,932	—	—	—
Written options	—	—	—	(2,455,940)	21,624	—	—
Swap contracts	—	19,487	—	669,451	—	—	—
Foreign currency transactions	—	—	—	53,647	(9,243)	—	—
Foreign currency exchange contracts	—	—	—	—	—	—	(169,558)
Net realized gain (loss)	(642,300)	407,478	(213,404)	(973,153)	1,987,908	(1,763,027)	(49,904)
Net change in unrealized appreciation (depreciation) on:
Investments	(733,568)	1,124,817	1,897,646	16,866,450	(1,622,212)	4,814,688	1,023,663
Futures	—	(285,321)	—	—	970,210	—	7,855
Purchased Options	—	—	—	(1,408,975)	498,906	—	—
Securities sold short	—	—	—	(6,311,647)	—	—	—
Written options	—	—	—	(466,251)	2,446	—	—
Swap contracts	—	(103,858)	—	—	—	—	—
Foreign currency translations	—	—	—	(38,726)	2,939	—	(5,740)
Foreign currency exchange contracts	—	—	—	—	—	—	(160,077)
Net change in unrealized appreciation (depreciation)	(733,568)	735,638	1,897,646	8,640,851	(147,711)	4,814,688	865,701
Net Realized and Unrealized Gain (Loss)	(1,375,868)	1,143,116	1,684,242	7,667,698	1,840,197	3,051,661	815,797

Net Increase in Net Assets Resulting From Operations	$2,768,718	$1,939,620	$2,379,408	$6,193,989	$2,169,488	$5,782,997	$758,804

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2019

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	International	Real Estate	Small Cap	Small Cap	Markets
	Value Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Investment Income:
Interest income	$17,136	$7,747	$7,071	$8,253	$6,154	$22,826	$8,099
Dividend income	911,990	130,023	2,218,427	1,098,175	480,468	99,506	768,221
Securities lending income	2,022	3,152	13,572	2,448	3,703	11,141	5,275
Less: Foreign withholding taxes	—	—	(269,691)	—	—	—	(85,297)
Total Investment Income	931,148	140,922	1,969,379	1,108,876	490,325	133,473	696,298

Operating Expenses:
Investment advisory fees	241,238	297,733	376,511	175,964	156,271	156,768	220,485
Sub-advisory fees	111,341	160,318	376,511	108,285	108,188	120,591	166,618
Sub-advisory performance fees	(60,270)	65,083	(61,405)	(80,827)	59,524	111,725	(114,625)
Fund accounting fees	7,596	9,388	11,856	5,539	4,921	4,940	6,942
Distribution fees- Class C Shares	22,024	36,460	29,353	12,180	11,665	13,130	16,017
Distribution fees- Class A Shares	17,416	23,403	23,574	10,917	10,064	12,992	13,840
Administration fees	24,207	28,031	53,862	19,680	19,155	19,051	29,016
Registration fees	24,227	20,886	26,503	24,851	22,196	37,811	25,263
Transfer agent fees	9,986	10,490	11,695	9,303	8,991	9,021	9,644
Custodian fees	7,165	3,296	57,230	4,843	3,363	8,427	35,554
Professional fees	9,372	9,620	10,612	8,931	8,270	8,325	9,875
Chief Compliance Officer fees	5,269	5,524	7,793	3,751	3,186	3,147	4,653
Printing and postage expense	5,847	6,454	9,002	4,770	4,274	6,481	5,625
Trustees’ fees	2,480	2,776	3,775	1,771	1,377	1,466	2,232
Insurance expense	591	453	869	430	277	306	536
Third party administrative servicing fees	1,860	3,755	2,062	1,701	1,538	3,182	2,308
Miscellaneous expenses	2,702	2,868	4,666	2,484	2,431	2,225	4,307
Total Operating Expenses	433,051	686,538	944,469	314,573	425,691	519,588	438,290
Less: Fees paid indirectly	(2,170)	(896)	—	—	—	(3,530)	—
Net Operating Expenses	430,881	685,642	944,469	314,573	425,691	516,058	438,290

Net Investment Income (Loss)	500,267	(544,720)	1,024,910	794,303	64,634	(382,585)	258,008

Realized and Unrealized Gain (Loss) on Investments, and Foreign Currency Transactions:
Net realized gain (loss) from:
Investments	(62,847)	2,166,542	(2,666,020)	1,361,666	(563,424)	(188,986)	20,076
Foreign currency transactions	—	—	(51,429)	—	—	—	(135,022)
Net realized gain (loss)	(62,847)	2,166,542	(2,717,449)	1,361,666	(563,424)	(188,986)	(114,946)
Net change in unrealized appreciation (depreciation) on:	—						—
Investments	5,776,833	15,795,917	7,947,308	4,366,593	3,158,946	5,450,934	7,807,025
Foreign currency translations	—	—	(3,573)	—	—	—	(6,188)
Net change in unrealized appreciation	5,776,833	15,795,917	7,943,735	4,366,593	3,158,946	5,450,934	7,800,837
Net Realized and Unrealized Gain	5,713,986	17,962,459	5,226,286	5,728,259	2,595,522	5,261,948	7,685,891

Net Increase in Net Assets Resulting From Operations	$6,214,253	$17,417,739	$6,251,196	$6,522,562	$2,660,156	$4,879,363	$7,943,899

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Floating Rate		Long/Short		Corporate/Government		Monthly Distribution		Dynamic Macro
	Bond Fund		Credit Fund		Bond Fund		Fund		Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$4,144,586	$7,513,198	$796,504	$590,638	$695,166	$1,551,962	$(1,473,709)	$277,888	$329,291	$56,596
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts, foreign currency transactions and foreign currency exchange contracts	(642,300)	(331,695)	407,478	2,210,212	(213,404)	(1,340,800)	(973,153)	5,972,173	1,987,908	(1,621,185)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, foreign currency translations, and foreign currency exchange contracts	(733,568)	(1,770,479)	735,638	(1,199,986)	1,897,646	(2,180,187)	8,640,851	(8,557,186)	(147,711)	(1,415,776)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,768,718	5,411,024	1,939,620	1,600,864	2,379,408	(1,969,025)	6,193,989	(2,307,125)	2,169,488	(2,980,365)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	(5,095,328)	(7,909,457)	—	—
Class A	—	—	—	—	—	—	(1,184,779)	(1,741,683)	—	—
Class C	—	—	—	—	—	—	(1,204,883)	(1,667,572)	—	—
Total Distributions Paid
Class N	(3,685,234)	(6,592,532)	(1,120,765)	(364,941)	(602,509)	(1,401,772)	—	(1,898,259)	(810,524)	—
Class A	(451,621)	(741,771)	(138,167)	(72,290)	(66,829)	(146,528)	—	(415,753)	(165,669)	—
Class C	(148,774)	(226,608)	(59,131)	(42,412)	(27,167)	(59,070)	—	(402,623)	(24,138)	—
Total Distributions to Shareholders	(4,285,629)	(7,560,911)	(1,318,063)	(479,643)	(696,505)	(1,607,370)	(7,484,990)	(14,035,347)	(1,000,331)	—

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	25,923,295	53,805,879	37,136,875	24,690,679	13,857,526	26,102,884	36,703,397	79,596,658	2,064,486	10,438,482
Class A	3,144,985	9,607,696	3,232,930	4,941,263	914,161	2,745,411	7,044,370	16,902,262	1,156,871	4,198,213
Class C	1,374,003	2,552,475	599,247	966,403	191,500	776,525	3,941,812	9,988,079	209,072	534,780
Reinvestment of distributions
Class N	3,679,136	6,585,506	1,104,074	364,087	599,464	1,400,755	4,918,039	9,579,318	809,407	—
Class A	435,698	714,614	123,425	60,330	64,262	139,151	1,037,237	1,880,728	163,798	—
Class C	144,829	223,666	58,134	38,665	26,106	57,080	1,030,433	1,747,942	24,111	—
Cost of shares redeemed
Class N	(35,167,288)	(51,103,375)	(16,640,013)	(2,712,641)	(14,666,383)	(46,043,475)	(45,934,347)	(88,657,959)	(8,244,477)	(8,552,847)
Class A	(2,344,346)	(6,113,143)	(706,470)	(2,061,767)	(806,811)	(3,493,266)	(6,574,743)	(14,526,312)	(2,194,735)	(2,009,156)
Class C	(1,044,894)	(1,675,351)	(249,774)	(729,306)	(457,033)	(1,102,595)	(4,392,759)	(9,085,236)	(230,881)	(673,743)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(3,854,582)	14,597,967	24,658,428	25,557,713	(277,208)	(19,417,530)	(2,226,561)	7,425,480	(6,242,348)	3,935,729

Total Increase (Decrease) in Net Assets	(5,371,493)	12,448,080	25,279,985	26,678,934	1,405,695	(22,993,925)	(3,517,562)	(8,916,992)	(5,073,191)	955,364

Net Assets:
Beginning of Period	192,377,108	179,929,028	45,465,462	18,786,528	49,221,551	72,215,476	279,048,216	287,965,208	45,252,304	44,296,940
End of Period	$187,005,615	$192,377,108	$70,745,447	$45,465,462	$50,627,246	$49,221,551	$275,530,654	$279,048,216	$40,179,113	$45,252,304

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	High-Yield		International Opportunity		Large Cap		Focused Large Cap		International
	Bond Fund		Bond Fund		Value Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$2,731,336	$5,633,847	$(56,993)	$(148,640)	$500,267	$635,854	$(544,720)	$(966,560)	$1,024,910	$1,350,212
Net realized gain (loss) from investments, futures, and foreign currency transactions	(1,763,027)	(321,233)	(49,904)	322,454	(62,847)	2,733,977	2,166,542	6,846,462	(2,717,449)	6,533,665
Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures, foreign currency transactions, and foreign currency exchange contracts	4,814,688	(6,315,823)	865,701	(1,574,463)	5,776,833	(1,893,243)	15,795,917	7,268,219	7,943,735	(16,664,110)
Net Increase (Decrease) in Net Assets Resulting From Operations	5,782,997	(1,003,209)	758,804	(1,400,649)	6,214,253	1,476,588	17,417,739	13,148,121	6,251,196	(8,780,233)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(2,399,630)	(4,663,689)	(206,819)	(37,115)	(2,696,551)	(1,037,225)	(4,430,347)	(529,592)	(5,927,318)	(3,839,253)
Class A	(309,298)	(548,313)	(16,011)	(3,597)	(634,655)	(179,080)	(1,226,758)	(125,188)	(1,198,236)	(663,334)
Class C	(173,311)	(308,033)	(2,165)	(1,630)	(174,020)	(54,544)	(564,922)	(67,305)	(358,199)	(254,735)
Total Distributions to Shareholders	(2,882,239)	(5,520,035)	(224,995)	(42,342)	(3,505,226)	(1,270,849)	(6,222,027)	(722,085)	(7,483,753)	(4,757,322)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	11,978,374	25,839,703	3,942,816	8,552,449	5,314,753	11,276,861	13,032,376	14,557,522	10,397,526	20,225,562
Class A	1,474,609	4,933,144	684,363	1,815,069	3,244,611	5,983,202	9,139,991	6,139,307	3,338,286	9,177,700
Class C	372,592	1,222,617	140,131	438,364	817,974	770,794	1,290,904	1,148,834	630,976	1,236,899
Reinvestment of distributions
Class N	2,387,676	4,624,638	206,756	37,090	2,688,416	1,034,573	4,369,570	527,415	5,919,259	3,736,841
Class A	291,516	500,869	15,700	3,538	612,304	174,869	1,096,111	119,002	1,172,202	644,219
Class C	159,009	277,641	2,165	1,630	171,204	53,746	513,630	63,642	355,855	250,970
Cost of shares redeemed
Class N	(21,364,169)	(34,003,205)	(4,140,441)	(7,995,121)	(5,118,241)	(12,244,072)	(10,286,983)	(21,393,431)	(7,863,142)	(14,178,501)
Class A	(2,585,030)	(4,450,345)	(542,989)	(809,868)	(1,284,650)	(3,792,405)	(3,482,642)	(6,326,125)	(1,942,994)	(4,944,496)
Class C	(903,129)	(1,476,839)	(183,002)	(333,168)	(263,301)	(1,312,478)	(1,070,727)	(2,135,494)	(659,230)	(1,547,611)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(8,188,552)	(2,531,777)	125,499	1,709,983	6,183,070	1,945,090	14,602,230	(7,299,328)	11,348,738	14,601,583

Total Increase (Decrease) in Net Assets	(5,287,794)	(9,055,021)	659,308	266,992	8,892,097	2,150,829	25,797,942	5,126,708	10,116,181	1,064,028

Net Assets:
Beginning of Period	114,381,790	123,436,811	37,006,017	36,739,025	72,119,462	69,968,633	81,300,147	76,173,439	113,415,397	112,351,369
End of Period	$109,093,996	$114,381,790	$37,665,325	$37,006,017	$81,011,559	$72,119,462	$107,098,089	$81,300,147	$123,531,578	$113,415,397

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Real Estate		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Value Fund		Growth Fund		Stock Fund
	Six Months		Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018	April 30, 2019	Oct. 31, 2018
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$794,303	$899,505	$64,634	$(45,684)	$(382,585)	$(590,382)	$258,008	$1,152,940
Net realized gain (loss) from investments and foreign currency transactions	1,361,666	(174,994)	(563,424)	5,105,140	(188,986)	9,207,612	(114,946)	1,431,468
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,366,593	(546,360)	3,158,946	(5,420,545)	5,450,934	(3,717,938)	7,800,837	(16,889,852)
Net Increase (Decrease) in Net Assets Resulting From Operations	6,522,562	178,151	2,660,156	(361,089)	4,879,363	4,899,292	7,943,899	(14,305,444)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(798,931)	(545,647)	(3,953,207)	(2,382,575)	(6,275,235)	(3,540,224)	(1,006,872)	(510,282)
Class A	(140,920)	(80,421)	(859,290)	(495,340)	(2,133,326)	(1,070,104)	(167,073)	(67,957)
Class C	(23,866)	(19,495)	(272,184)	(301,971)	(652,365)	(474,106)	(29,750)	(13,160)
Total Distributions to Shareholders	(963,717)	(645,563)	(5,084,681)	(3,179,886)	(9,060,926)	(5,084,434)	(1,203,695)	(591,399)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	1,973,009	18,420,383	4,480,265	17,353,604	8,861,441	12,088,512	4,370,061	20,915,714
Class A	1,168,197	4,483,032	1,475,433	4,612,064	2,394,729	5,475,767	2,757,475	6,171,549
Class C	215,607	555,329	653,296	433,472	365,984	468,765	339,326	1,090,420
Reinvestment of distributions
Class N	797,852	544,150	3,947,325	2,312,130	5,929,101	3,415,609	997,722	494,306
Class A	138,429	78,284	796,270	445,163	1,888,425	959,794	162,685	64,832
Class C	23,724	19,299	272,184	264,864	648,129	474,106	28,819	13,079
Cost of shares redeemed
Class N	(6,651,299)	(9,723,240)	(3,640,740)	(2,502,809)	(7,195,564)	(6,253,725)	(7,140,126)	(7,511,939)
Class A	(1,504,906)	(2,038,975)	(929,019)	(1,141,557)	(2,644,394)	(2,475,581)	(1,314,237)	(2,670,093)
Class C	(230,814)	(661,776)	(220,442)	(868,985)	(669,026)	(777,346)	(618,774)	(659,386)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(4,070,201)	11,676,486	6,834,572	20,907,946	9,578,825	13,375,901	(417,049)	17,908,482

Total Increase in Net Assets	1,488,644	11,209,074	4,410,047	17,366,971	5,397,262	13,190,759	6,323,155	3,011,639

Net Assets:
Beginning of Period	53,915,232	42,706,158	47,256,415	29,889,444	47,401,283	34,210,524	66,085,808	63,074,169
End of Period	$55,403,876	$53,915,232	$51,666,462	$47,256,415	$52,798,545	$47,401,283	$72,408,963	$66,085,808

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014*
	(Unaudited)
Net asset value, beginning of period/year	$9.62	$9.73	$9.70	$9.60	$9.87	$10.00
Income from investment operations:
Net investment income**	0.22	0.40	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	(0.06)	(0.11)	0.03	0.10	(0.27)	(0.15)
Total income from investment operations	0.16	0.29	0.38	0.43	0.05	0.14
Less distributions:
Distributions from net investment income	(0.22)	(0.40)	(0.35)	(0.33)	(0.32)	(0.27)
Total distributions	(0.22)	(0.40)	(0.35)	(0.33)	(0.32)	(0.27)
Net asset value, end of period/year	$9.56	$9.62	$9.73	$9.70	$9.60	$9.87
Total return +#	1.78%	3.02%	4.01%	4.63%	0.51%	1.43%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$158,029	$164,936	$157,485	$94,219	$73,316	$63,120
Ratios of expenses to average net assets: ^	0.99%	0.97%	1.03%	1.34%	1.27%	1.27%
Ratios of net investment income to average net assets: ^	4.59%	4.08%	3.60%	3.24%	3.24%	2.87%
Portfolio turnover rate (1)	18%	79%	91%	62%	51%	50%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014*	April 30, 2019	2018	2017	2016	2015	2014*
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$9.61	$9.72	$9.70	$9.59	$9.87	$10.00	$9.62	$9.73	$9.69	$9.59	$9.86	$10.00
Income (loss) from investment operations:
Net investment income**	0.20	0.37	0.32	0.31	0.30	0.28	0.18	0.33	0.28	0.26	0.24	0.22
Net realized and unrealized gain (loss)	(0.05)	(0.11)	0.03	0.11	(0.28)	(0.16)	(0.06)	(0.11)	0.04	0.10	(0.26)	(0.16)
Total income (loss) from investment operations	0.15	0.26	0.35	0.42	0.02	0.12	0.12	0.22	0.32	0.36	(0.02)	0.06
Less distributions:
Distributions from net investment income	(0.21)	(0.37)	(0.33)	(0.31)	(0.30)	(0.25)	(0.19)	(0.33)	(0.28)	(0.26)	(0.25)	(0.20)
Total distributions	(0.21)	(0.37)	(0.33)	(0.31)	(0.30)	(0.25)	(0.19)	(0.33)	(0.28)	(0.26)	(0.25)	(0.20)
Net asset value, end of period/year	$9.55	$9.61	$9.72	$9.70	$9.59	$9.87	$9.55	$9.62	$9.73	$9.69	$9.59	$9.86
Total return +#	1.66%	2.77%	3.64%	4.49%	0.16%	1.20%	1.42%	2.26%	3.31%	3.87%	(0.23)%	0.63%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$21,309	$20,205	$16,229	$10,923	$8,598	$13,664	$7,667	$7,236	$6,215	$4,545	$3,573	$3,888
Ratios of expenses to average net assets: ^	1.24%	1.22%	1.28%	1.59%	1.52%	1.52%	1.74%	1.72%	1.78%	2.10%	2.02%	2.02%
Ratios of net investment income to average net assets: ^	4.35%	3.84%	3.33%	3.49%	2.99%	2.84%	3.85%	3.43%	2.89%	2.74%	2.49%	2.24%
Portfolio turnover rate (1)	18%	79%	91%	62%	51%	50%	18%	79%	91%	62%	51%	50%

*	The Fund commenced operations on November 1, 2013.

**	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$9.19	$8.68	$8.05	$8.75	$10.88	$10.09
Income (loss) from investment operations:
Net investment income*	0.13	0.23	0.16	0.23	0.27	0.11
Net realized and unrealized gain (loss)	0.11	0.49	0.72	(0.39)	(0.51)	0.83
Total income (loss) from investment operations	0.24	0.72	0.88	(0.16)	(0.24)	0.94
Less distributions:
Distributions from net investment income	(0.19)	(0.21)	(0.25)	(0.36)	(0.17)	(0.15)
Distributions from net realized gains	—	—	—	(0.18)	(1.72)	—
Total distributions	(0.19)	(0.21)	(0.25)	(0.54)	(1.89)	(0.15)
Net asset value, end of period/year	$9.24	$9.19	$8.68	$8.05	$8.75	$10.88
Total return + #	2.70%	8.42%	11.20%	(1.92)%	(2.67)%	9.37%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$58,196	$36,055	$12,953	$16,929	$20,210	$18,576
Ratios of expenses to average net assets: ^	1.29%	1.44%	1.41%	1.42%	1.34%	1.44%
Ratios of net investment income to average net assets: ^	2.80%	2.52%	1.90%	2.83%	2.83%	1.07%
Portfolio turnover rate (1)	228%	275%	106%	96%	82%	129%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$9.17	$8.66	$8.03	$8.73	$10.85	$10.06	$8.94	$8.46	$7.86	$8.56	$10.66	$9.90
Income (loss) from investment operations:
Net investment income*	0.12	0.19	0.14	0.20	0.24	0.09	0.08	0.11	0.07	0.14	0.18	0.01
Net realized and unrealized gain (loss)	0.11	0.50	0.72	(0.39)	(0.50)	0.82	0.12	0.49	0.71	(0.39)	(0.50)	0.80
Total income (loss) from investment operations	0.23	0.69	0.86	(0.19)	(0.26)	0.91	0.20	0.60	0.78	(0.25)	(0.32)	0.81
Less distributions:
Distributions from net investment income	(0.18)	(0.18)	(0.23)	(0.33)	(0.14)	(0.12)	(0.16)	(0.12)	(0.18)	(0.27)	(0.06)	(0.05)
Distributions from net realized gains	—	—	—	(0.18)	(1.72)	—	—	—	—	(0.18)	(1.72)	—
Total distributions	(0.18)	(0.18)	(0.23)	(0.51)	(1.86)	(0.12)	(0.16)	(0.12)	(0.18)	(0.45)	(1.78)	(0.05)
Net asset value, end of period/year	$9.22	$9.17	$8.66	$8.03	$8.73	$10.85	$8.98	$8.94	$8.46	$7.86	$8.56	$10.66
Total return + #	2.58%	8.10%	10.92%	(2.19)%	(2.84)%	9.10%	2.18%	7.21%	10.08%	(2.95)%	(3.53)%	8.21%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$8,979	$6,265	$3,125	$3,638	$4,211	$4,509	$3,571	$3,145	$2,708	$3,181	$4,956	$4,046
Ratios of expenses to average net assets: ^	1.50%	1.69%	1.66%	1.67%	1.59%	1.69%	2.24%	2.44%	2.41%	2.44%	2.34%	2.44%
Ratios of net investment income to average net assets: ^	2.59%	2.13%	1.66%	2.57%	2.56%	0.83%	1.86%	1.22%	0.93%	1.81%	1.91%	0.08%
Portfolio turnover rate (1)	228%	275%	106%	96%	82%	129%	228%	275%	106%	96%	82%	129%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$13.06	$13.82	$13.92	$13.75	$14.14	$14.07
Income (loss) from investment operations:
Net investment income*	0.19	0.34	0.31	0.36	0.42	0.38
Net realized and unrealized gain (loss)	0.42	(0.74)	(0.08)	0.19	(0.37)	0.16
Total income (loss) from investment operations	0.61	(0.40)	0.23	0.55	0.05	0.54
Less distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.33)	(0.38)	(0.44)	(0.42)
Distributions from net realized gains	—	—	—	—	—	(0.05)
Total distributions	(0.18)	(0.36)	(0.33)	(0.38)	(0.44)	(0.47)
Net asset value, end of period/year	$13.49	$13.06	$13.82	$13.92	$13.75	$14.14
Total return +#	4.73%	(2.93)%	1.72%	4.09%	0.36%	3.85%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$42,372	$41,151	$62,757	$48,025	$41,989	$43,888
Ratios of expenses to average net assets: ^	1.17%	1.20%	1.35%	1.13%	1.06%	1.37%
Ratios of net investment income to average net assets: ^	2.84%	2.53%	2.27%	2.61%	3.00%	2.69%
Portfolio turnover rate (1)	49%	92%	61%	58%	54%	60%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$13.04	$13.80	$13.90	$13.73	$14.13	$14.06	$12.95	$13.71	$13.81	$13.65	$14.05	$13.98
Income (loss) from investment operations:
Net investment income*	0.17	0.31	0.28	0.33	0.38	0.35	0.14	0.24	0.21	0.26	0.31	0.27
Net realized and unrealized gain (loss)	0.43	(0.74)	(0.08)	0.19	(0.37)	0.15	0.42	(0.74)	(0.08)	0.18	(0.37)	0.16
Total income (loss) from investment operations	0.60	(0.43)	0.20	0.52	0.01	0.50	0.56	(0.50)	0.13	0.44	(0.06)	0.43
Less distributions:
Distributions from net investment income	(0.17)	(0.33)	(0.30)	(0.35)	(0.41)	(0.38)	(0.13)	(0.26)	(0.23)	(0.28)	(0.34)	(0.31)
Distributions from net realized gains	—	—	—	—	—	(0.05)	—	—	—	—	—	(0.05)
Total distributions	(0.17)	(0.33)	(0.30)	(0.35)	(0.41)	(0.43)	(0.13)	(0.26)	(0.23)	(0.28)	(0.34)	(0.36)
Net asset value, end of period/year	$13.47	$13.04	$13.80	$13.90	$13.73	$14.13	$13.38	$12.95	$13.71	$13.81	$13.65	$14.05
Total return +#	4.61%	(3.17)%	1.47%	3.86%	0.04%	3.59%	4.38%	(3.67)%	0.98%	3.27%	(0.45)%	3.08%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$5,649	$5,311	$6,260	$4,832	$4,788	$3,684	$2,606	$2,760	$3,199	$3,364	$3,698	$3,690
Ratios of expenses to average net assets: ^	1.42%	1.45%	1.60%	1.38%	1.31%	1.62%	1.92%	1.95%	2.10%	1.88%	1.81%	2.12%
Ratios of net investment income to average net assets: ^	2.57%	2.31%	2.01%	2.40%	2.74%	2.44%	2.09%	1.81%	1.52%	1.89%	2.27%	1.94%
Portfolio turnover rate (1)	49%	92%	61%	58%	54%	60%	49%	92%	61%	58%	54%	60%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$34.84	$36.71	$35.74	$36.36	$38.16	$38.47
Income (loss) from investment operations:
Net investment income (loss)*	(0.16)	0.09	(0.36)	0.14	(0.18)	0.17
Net realized and unrealized gain (loss)	1.01	(0.25)	2.79	0.49	(0.39)	1.35
Total income (loss) from investment operations	0.85	(0.16)	2.43	0.63	(0.57)	1.52
Less distributions:
Distributions from net investment income	—	—	—	(0.55)	—	—
Distributions from net realized gains	—	(0.35)	—	—	(0.80)	(1.59)
Tax return of capital	(0.92)	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)
Total distributions	(0.92)	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)
Net asset value, end of period/year	$34.77	$34.84	$36.71	$35.74	$36.36	$38.16
Total return + #	2.55%	(0.45)%	6.92%	1.79%	(1.53)%	4.01%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$196,471	$201,405	$212,178	$153,084	$163,843	$156,964
Ratios of expenses to average net assets:
After waivers ^	3.30%	2.16%	2.73%	1.85%	2.09%	2.53%
Dividends/borrowings on short sales ^	1.68%	1.10%	1.17%	0.61%	0.47%	0.59%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	1.62%	1.06%	1.59%	1.26%	2.17%	2.11%
After fee waivers ^	1.62%	1.06%	1.56%	1.24%	1.62%	1.94%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(0.95)%	0.25%	(1.06)%	0.39%	(0.56)%	0.26%
After fee waivers ^	(0.95)%	0.25%	(1.03)%	0.40%	(0.48)%	0.43%
Portfolio turnover rate (1)	205%	453%	382%	208%	155%	229%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$33.77	$35.73	$34.90	$35.63	$37.52	$37.95	$27.02	$29.15	$28.94	$29.99	$32.01	$32.87
Income (loss) from investment operations:
Net investment income (loss)*	(0.20)	0.00 (a)	(0.40)	0.13	(0.27)	0.07	(0.26)	(0.21)	(0.55)	(0.14)	(0.46)	(0.20)
Net realized and unrealized gain (loss)	1.00	(0.25)	2.69	0.39	(0.39)	1.33	0.79	(0.21)	2.22	0.34	(0.33)	1.17
Total income (loss) from investment operations	0.80	(0.25)	2.29	0.52	(0.66)	1.40	0.53	(0.42)	1.67	0.20	(0.79)	0.97
Less distributions:
Distributions from net investment income	—	—	—	(0.55)	—	—	—	—	—	(0.55)	—	—
Distributions from net realized gains	—	(0.35)	—	—	(0.80)	(1.59)	—	(0.35)	—	—	(0.80)	(1.59)
Tax return of capital	(0.92)	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)	(0.92)	(1.36)	(1.46)	(0.70)	(0.43)	(0.24)
Total distributions	(0.92)	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)	(0.92)	(1.71)	(1.46)	(1.25)	(1.23)	(1.83)
Net asset value, end of period/year	$33.65	$33.77	$35.73	$34.90	$35.63	$37.52	$26.63	$27.02	$29.15	$28.94	$29.99	$32.01
Total return + #	2.42%	(0.72)%	6.64%	1.54%	(1.80)%	3.74%	2.02%	(1.48)%	5.82%	0.75%	(2.53)%	2.99%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$44,320	$42,980	$41,186	$45,552	$74,247	$79,132	$34,739	$34,664	$34,601	$39,118	$50,215	$48,193
Ratios of expenses to average net assets:
After waivers ^	3.54%	2.41%	2.93%	2.06%	2.33%	2.78%	4.29%	3.16%	3.68%	2.83%	3.09%	3.53%
Dividends/borrowings on short sales ^	1.68%	1.10%	1.12%	0.59%	0.47%	0.59%	1.68%	1.10%	1.12%	0.60%	0.47%	0.59%
Excluding dividends/borrowings on short sales:
Before fee waivers ^	1.86%	1.31%	1.83%	1.49%	2.42%	2.36%	2.61%	2.06%	2.58%	2.24%	3.16%	3.11%
After fee waivers ^	1.86%	1.31%	1.81%	1.48%	1.86%	2.19%	2.61%	2.06%	2.56%	2.23%	2.62%	2.94%
Ratios of net investment income (loss) to average net assets:
Before fee waivers ^	(1.19)%	0.01%	(1.14)%	0.36%	(0.79)%	0.01%	(1.94)%	(0.73)%	(1.89)%	(0.50)%	(1.54)%	(0.74)%
After fee waivers ^	(1.19)%	0.01%	(1.11)%	0.37%	(0.71)%	0.18%	(1.94)%	(0.73)%	(1.86)%	(0.48)%	(1.46)%	(0.57)%
Portfolio turnover rate (1)	205%	453%	382%	208%	155%	229%	205%	453%	382%	208%	155%	229%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018		2017	2016		2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$9.53	$10.18		$9.55	$9.81		$9.65	$9.67
Income (loss) from investment operations:
Net investment income (loss) *	0.08	0.02		(0.03)	(0.00	) (a)	(0.14)	0.19
Net realized and unrealized gain (loss) **	0.51	(0.67)		0.66	(0.26)		0.30	(0.02)
Total income (loss) from investment operations	0.59	(0.65)		0.63	(0.26)		0.16	0.17
Less distributions:
Distributions from net investment income	(0.22)	—		—	—		—	(0.19)
Net asset value, end of period/year	$9.90	$9.53		$10.18	$9.55		$9.81	$9.65
Total return + #	6.41%	(6.39)%		6.60%	(2.68)%		1.66%	1.80%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$31,167	$35,638		$36,104	$28,650		$28,518	$11,758
Ratios of expenses to average net assets: ^	1.44%	1.80%		1.83%	1.63%		2.15%	1.90%
Ratios of net investment income (loss) to average net assets: ^	1.73%	0.20%		(0.32)%	(0.03)%		(1.37)%	1.96%
Portfolio turnover rate (1)	23%	11%		7%	54%		70%	238%

	Class A									Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2019	2018		2017	2016		2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)								(Unaudited)
Net asset value, beginning of period/year	$9.46	$10.12		$9.52	$9.81		$9.68	$9.70	$9.03	$9.74	$9.23	$9.58	$9.52	$9.56
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.00	(a)	(0.06)	(0.02)		(0.14)	0.18	0.03	(0.08)	(0.12)	(0.09)	(0.26)	0.11
Net realized and unrealized gain (loss) **	0.50	(0.66)		0.66	(0.27)		0.27	(0.04)	0.49	(0.63)	0.63	(0.26)	0.32	(0.04)
Total income (loss) from investment operations	0.57	(0.66)		0.60	(0.29)		0.13	0.14	0.52	(0.71)	0.51	(0.35)	0.06	0.07
Less distributions:
Distributions from net investment income	(0.20)	—		—	—		—	(0.16)	(0.13)	—	—	—	—	(0.11)
Net asset value, end of period/year	$9.83	$9.46		$10.12	$9.52		$9.81	$9.68	$9.42	$9.03	$9.74	$9.23	$9.58	$9.52
Total return + #	6.21%	(6.52)%		6.30%	(2.95)%		1.34%	1.52%	5.85%	(7.29)%	5.53%	(3.66)%	0.63%	0.78%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$7,244	$7,918		$6,224	$3,897		$3,296	$1,729	$1,768	$1,696	$1,969	$2,131	$1,938	$1,712
Ratios of expenses to average net assets: ^	1.69%	2.05%		2.08%	1.88%		2.40%	2.15%	2.44%	2.80%	2.83%	2.63%	3.15%	2.90%
Ratios of net investment income (loss) to average net assets: ^	1.49%	0.00	%(b)	(0.58)%	(0.26)%		(1.63)%	1.92%	0.59%	(0.84)%	(1.34)%	(1.02)%	(2.35)%	1.19%
Portfolio turnover rate (1)	23%	11%		7%	54%		70%	238%	23%	11%	7%	54%	70%	238%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

**	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2015 and 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share. (b) Represents less than 0.01%.

(1)	Not annualized for periods less than one year.

^	Annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$8.72	$9.22	$8.94	$8.92	$9.51	$9.61
Income (loss) from investment operations:
Net investment income*	0.22	0.44	0.42	0.44	0.44	0.46
Net realized and unrealized gain (loss)	0.29	(0.51)	0.30	0.02	(0.59)	(0.10)
Total income (loss) from investment operations	0.51	(0.07)	0.72	0.46	(0.15)	0.36
Less distributions:
Distributions from net investment income	(0.24)	(0.43)	(0.44)	(0.44)	(0.44)	(0.46)
Total distributions	(0.24)	(0.43)	(0.44)	(0.44)	(0.44)	(0.46)
Net asset value, end of period/year	$8.99	$8.72	$9.22	$8.94	$8.92	$9.51
Total return +#	5.97%	(0.80)%	8.19%	5.39%	(1.63)%	3.77%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$89,948	$94,596	$103,567	$78,194	$78,654	$102,412
Ratios of expenses to average net assets: ^	1.20%	1.12%	1.19%	1.08%	1.02%	1.09%
Ratios of net investment income to average net assets: ^	5.21%	4.84%	4.62%	5.09%	4.77%	4.72%
Portfolio turnover rate (1)	31%	101%	142%	62%	51%	62%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$8.81	$9.29	$9.02	$8.99	$9.58	$9.68	$8.68	$9.17	$8.88	$8.86	$9.46	$9.55
Income (loss) from investment operations:
Net investment income*	0.22	0.42	0.40	0.42	0.41	0.44	0.19	0.37	0.35	0.37	0.37	0.38
Net realized and unrealized gain (loss)	0.28	(0.49)	0.28	0.03	(0.59)	(0.10)	0.29	(0.50)	0.30	0.02	(0.60)	(0.08)
Total income (loss) from investment operations	0.50	(0.07)	0.68	0.45	(0.18)	0.34	0.48	(0.13)	0.65	0.39	(0.23)	0.30
Less distributions:
Distributions from net investment income	(0.23)	(0.41)	(0.41)	(0.42)	(0.41)	(0.44)	(0.21)	(0.36)	(0.36)	(0.37)	(0.37)	(0.39)
Total distributions	(0.23)	(0.41)	(0.41)	(0.42)	(0.41)	(0.44)	(0.21)	(0.36)	(0.36)	(0.37)	(0.37)	(0.39)
Net asset value, end of period/year	$9.08	$8.81	$9.29	$9.02	$8.99	$9.58	$8.95	$8.68	$9.17	$8.88	$8.86	$9.46
Total return +#	5.90%	(0.82)%	7.70%	5.21%	(1.88)%	3.49%	5.62%	(1.43)%	7.45%	4.65%	(2.47)%	3.13%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$11,907	$12,393	$12,085	$10,478	$10,224	$22,022	$7,238	$7,392	$7,785	$7,687	$9,231	$11,652
Ratios of expenses to average net assets: ^	1.45%	1.37%	1.44%	1.33%	1.27%	1.34%	1.95%	1.87%	1.94%	1.83%	1.77%	1.84%
Ratios of net investment income to average net assets: ^	4.96%	4.60%	4.38%	4.84%	4.52%	4.47%	4.46%	4.09%	3.88%	4.34%	4.02%	3.97%
Portfolio turnover rate (1)	31%	101%	142%	62%	51%	62%	31%	101%	142%	62%	51%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016		2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$8.93	$9.32	$9.37	$8.92		$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)*	(0.01)	(0.03)	(0.03)	0.04		0.05	0.07
Net realized and unrealized gain (loss)	0.20	(0.35)	0.07	0.42		(0.77)	(0.37)
Total income (loss) from investment operations	0.19	(0.38)	0.04	0.46		(0.72)	(0.30)
Less distributions:
Distributions from net investment income	(0.04)	—	—	(0.01)		—	—
Distributions from net realized gains	(0.01)	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—	—		—	(0.06)
Total distributions	(0.05)	(0.01)	(0.09)	(0.01)		—	(0.06)
Net asset value, end of period/year	$9.07	$8.93	$9.32	$9.37		$8.92	$9.64
Total return + #	2.23%	(4.08)%	0.57%	5.14%		(7.42)%	(2.99)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$32,305	$31,838	$32,441	$24,728		$31,935	$42,440
Ratios of expenses to average net assets: ^	1.34%	1.35%	1.54%	1.28%		1.38%	1.38%
Ratios of net investment income (loss) to average net assets: ^	(0.26)%	(0.35)%	(0.37)%	0.41%		0.52%	0.66%
Portfolio turnover rate (1)	46%	45%	56%	64%		52%	60%

	Class A								Class C
	Six Months Ended	Year Ended October 31,						Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016		2015	2014	April 30, 2019	2018	2017	2016		2015	2014
	(Unaudited)							(Unaudited)
Net asset value, beginning of period/year	$8.85	$9.26	$9.32	$8.90		$9.64	$10.00	$8.66	$9.10	$9.22	$8.84		$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)*	(0.02)	(0.06)	(0.06)	0.01		0.02	0.04	(0.04)	(0.10)	(0.10)	(0.03)		(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.19	(0.34)	0.09	0.41		(0.76)	(0.36)	0.19	(0.33)	0.07	0.41		(0.76)	(0.36)
Total income (loss) from investment operations	0.17	(0.40)	0.03	0.42		(0.74)	(0.32)	0.15	(0.43)	(0.03)	0.38		(0.78)	(0.37)
Less distributions:
Distributions from net investment income	(0.02)	—	—	(0.00	) (a)	—	—	—	—	—	(0.00	) (a)	—	—
Distributions from net realized gains	(0.01)	(0.01)	(0.09)	—		—	—	(0.01)	(0.01)	(0.09)	—		—	—
Tax return of capital	—	—	—	—		—	(0.04)	—	—	—	—		—	(0.01)
Total distributions	(0.03)	(0.01)	(0.09)	(0.00	) (a)	—	(0.04)	(0.01)	(0.01)	(0.09)	(0.00	) (a)	—	(0.01)
Net asset value, end of period/year	$8.99	$8.85	$9.26	$9.32		$8.90	$9.64	$8.80	$8.66	$9.10	$9.22		$8.84	$9.62
Total return + #	2.01%	(4.32)%	0.46%	4.77%		(7.65)%	(3.22)%	1.78%	(4.72)%	(0.19)%	4.31%		(8.11)%	(3.72)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$4,015	$3,802	$2,968	$2,118		$3,208	$3,513	$1,346	$1,366	$1,330	$1,204		$1,638	$1,879
Ratios of expenses to average net assets: ^	1.59%	1.60%	1.79%	1.53%		1.63%	1.63%	2.09%	2.10%	2.29%	2.03%		2.13%	2.13%
Ratios of net investment income (loss) to average net assets: ^	(0.51)%	(0.59)%	(0.63)%	0.10%		0.29%	0.41%	(1.01)%	(1.10)%	(1.11)%	(0.33)%		(0.24)%	(0.09)%
Portfolio turnover rate (1)	46%	45%	56%	64%		52%	60%	46%	45%	56%	64%		52%	60%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the period/year.

(a)	Represents less than $0.01 per share.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$14.18	$14.16	$12.22	$16.32	$16.21	$14.55
Income from investment operations:
Net investment income *	0.10	0.14	0.15	0.22	0.17	0.13
Net realized and unrealized gain (loss)	0.95	0.15	2.01	(0.04)	0.06	1.70
Total income from investment operations	1.05	0.29	2.16	0.18	0.23	1.83
Less distributions:
Distributions from net investment income	(0.15)	(0.13)	(0.22)	(0.18)	(0.12)	(0.17)
Distributions from net realized gains	(0.54)	(0.14)	—	(4.10)	—	—
Total distributions	(0.69)	(0.27)	(0.22)	(4.28)	(0.12)	(0.17)
Net asset value, end of period/year	$14.54	$14.18	$14.16	$12.22	$16.32	$16.21
Total return + #	8.25%	1.98%	17.84%	1.73%	1.41%	12.64%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$60,329	$55,428	$55,155	$45,026	$44,620	$41,917
Ratios of expenses to average net assets:
After fee Waivers	1.26%
Before fees paid indirectly ^	1.06%	1.30%	1.13%	0.93%	1.12%	1.26%
After fees paid indirectly ^	1.05%	1.30%	1.12%	0.93%	1.12%	1.26%
Ratios of net investment income to average net assets:
After fee Waivers	0.82%
Before fees paid indirectly ^	1.45%	0.94%	1.12%	1.81%	1.03%	0.82%
After fees paid indirectly ^	1.46%	0.94%	1.13%	1.81%	1.03%	0.82%
Portfolio turnover rate (1)	23%	45%	61%	59%	101%	22%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$14.11	$14.10	$12.16	$16.26	$16.16	$14.52	$13.45	$13.47	$11.65	$15.74	$15.68	$14.09
Income from investment operations:
Net investment income (loss)*	0.08	0.10	0.11	0.19	0.13	0.09	0.03	(0.01)	0.02	0.10	0.00 (a)	(0.03)
Net realized and unrealized gain (loss)	0.95	0.15	2.02	(0.05)	0.06	1.69	0.91	0.15	1.92	(0.06)	0.06	1.65
Total income from investment operations	1.03	0.25	2.13	0.14	0.19	1.78	0.94	0.14	1.94	0.04	0.06	1.62
Less distributions:
Distributions from net investment income	(0.12)	(0.10)	(0.19)	(0.14)	(0.09)	(0.14)	(0.01)	(0.02)	(0.12)	(0.03)	—	(0.03)
Distributions from net realized gains	(0.54)	(0.14)	0.00	(4.10)	—	—	(0.54)	(0.14)	—	(4.10)	—	—
Total distributions	(0.66)	(0.24)	(0.19)	(4.24)	(0.09)	(0.14)	(0.55)	(0.16)	(0.12)	(4.13)	—	(0.03)
Net asset value, end of period/year	$14.48	$14.11	$14.10	$12.16	$16.26	$16.16	$13.84	$13.45	$13.47	$11.65	$15.74	$15.68
Total return + #	8.08%	1.71%	17.66%	1.43%	1.15%	12.31%	7.68%	1.00%	16.72%	0.66%	0.38%	11.49%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$15,604	$12,525	$10,174	$6,544	$6,577	$7,685	$5,079	$4,167	$4,640	$4,850	$5,805	$5,639
Ratios of expenses to average net assets:
After fee Waivers	1.51%	2.26%
Before fees paid indirectly ^	1.31%	1.55%	1.38%	1.18%	1.37%	1.51%	2.06%	2.30%	2.13%	1.93%	2.12%	2.26%
After fees paid indirectly ^	1.30%	1.55%	1.37%	1.18%	1.37%	1.51%	2.05%	2.30%	2.12%	1.93%	2.12%	2.26%
Ratios of net investment income (loss) to average net assets:
After fee Waivers	0.57%	(0.18)%
Before fees paid indirectly ^	1.20%	0.70%	0.84%	1.57%	0.78%	0.57%	0.44%	(0.07)%	0.14%	0.83%	0.03%	(0.18)%
After fees paid indirectly ^	1.21%	0.70%	0.85%	1.57%	0.78%	0.57%	0.45%	(0.07)%	0.15%	0.83%	0.03%	(0.18)%
Portfolio turnover rate (1)	23%	45%	61%	59%	101%	22%	23%	45%	61%	59%	101%	22%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(a)	Represents less than $0.01 per share.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$22.50	$19.37	$15.92	$16.97	$15.01	$14.02
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.22)	(0.14)	(0.10)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	3.93	3.53	3.59	(0.86)	2.12	1.29
Total income (loss) from investment operations	3.81	3.31	3.45	(0.96)	1.96	1.18
Less distributions:
Distributions from net realized gains	(1.70)	(0.18)	—	(0.09)	—	(0.19)
Total distributions	(1.70)	(0.18)	—	(0.09)	—	(0.19)
Net asset value, end of period/year	$24.61	$22.50	$19.37	$15.92	$16.97	$15.01
Total return +#	18.98%	17.24%	21.67%	(5.66)%	13.06%	8.48%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$74,675	$59,424	$56,472	$51,242	$51,312	$37,106
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.37%	1.30%	1.16%	1.20%	1.34%	1.16%
After fee waivers and fees paid indirectly ^	1.36%	1.29%	1.14%	1.20%	1.34%	1.16%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(1.06)%	(1.01)%	(0.79)%	(0.64)%	(1.00)%	(0.76)%
After fee waivers and fees paid indirectly ^	(1.06)%	(1.01)%	(0.77)%	(0.64)%	(1.00)%	(0.76)%
Portfolio turnover rate (1)	18%	25%	38%	29%	45%	29%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$22.11	$19.08	$15.73	$16.80	$14.91	$13.96	$21.00	$18.27	$15.17	$16.33	$14.59	$13.76
Income (loss) from investment operations:
Net investment loss*	(0.14)	(0.28)	(0.18)	(0.14)	(0.19)	(0.21)	(0.21)	(0.42)	(0.30)	(0.25)	(0.31)	(0.26)
Net realized and unrealized gain (loss)	3.84	3.49	3.53	(0.84)	2.08	1.35	3.62	3.33	3.40	(0.82)	2.05	1.28
Total income (loss) from investment operations	3.70	3.21	3.35	(0.98)	1.89	1.14	3.41	2.91	3.10	(1.07)	1.74	1.02
Less distributions:
Distributions from net realized gains	(1.70)	(0.18)	—	(0.09)	—	(0.19)	(1.70)	(0.18)	—	(0.09)	—	(0.19)
Total distributions	(1.70)	(0.18)	—	(0.09)	—	(0.19)	(1.70)	(0.18)	—	(0.09)	—	(0.19)
Net asset value, end of period/year	$24.11	$22.11	$19.08	$15.73	$16.80	$14.91	$22.71	$21.00	$18.27	$15.17	$16.33	$14.59
Total return +#	18.81%	16.98%	21.30%	(5.84)%	12.68%	8.23%	18.39%	16.08%	20.44%	(6.56)%	11.93%	7.47%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$24,114	$15,031	$12,944	$9,620	$8,762	$19,949	$8,310	$6,844	$6,758	$4,988	$5,222	$4,361
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly ^	1.61%	1.55%	1.41%	1.45%	1.59%	1.41%	2.37%	2.30%	2.16%	2.20%	2.34%	2.16%
After fee waivers and fees paid indirectly ^	1.61%	1.54%	1.39%	1.45%	1.59%	1.41%	2.36%	2.29%	2.14%	2.20%	2.34%	2.16%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly ^	(1.31)%	(1.26)%	(1.05)%	(0.91)%	(1.20)%	(1.48)%	(2.05)%	(2.01)%	(1.80)%	(1.67)%	(2.00)%	(1.87)%
After fee waivers and fees paid indirectly ^	(1.31)%	(1.26)%	(1.03)%	(0.91)%	(1.20)%	(1.48)%	(2.05)%	(2.01)%	(1.78)%	(1.67)%	(2.00)%	(1.87)%
Portfolio turnover rate (1)	18%	25%	38%	29%	45%	29%	18%	25%	38%	29%	45%	29%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$15.61	$17.54	$14.24	$14.24	$15.21	$15.22
Income (loss) from investment operations:
Net investment income *	0.14	0.21	0.21	0.16	0.00 (a)	0.15
Net realized and unrealized gain (loss)	0.54	(1.39)	3.09	(0.15)	(0.61)	0.10
Total income (loss) from investment operations	0.68	(1.18)	3.30	0.01	(0.61)	0.25
Less distributions:
Distributions from net investment income	(0.18)	(0.26)	—	(0.01)	(0.30)	(0.26)
Distributions from net realized gains	(0.88)	(0.49)	—	—	(0.06)	—
Total distributions	(1.06)	(0.75)	—	(0.01)	(0.36)	(0.26)
Net asset value, end of period/year	$15.23	$15.61	$17.54	$14.24	$14.24	$15.21
Total return + #	5.15%	(7.08)%	23.17%	0.06%	(4.10)%	1.66%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$96,913	$89,401	$90,257	$78,640	$76,992	$57,359
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.52%	1.67%	1.56%	1.63%	2.04%	2.04%
After fees paid indirectly ^	1.52%	1.67%	1.55%	1.63%	2.04%	2.04%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	1.86%	1.24%	1.34%	1.17%	0.03%	0.99%
After fees paid indirectly ^	1.86%	1.24%	1.35%	1.17%	0.03%	0.99%
Portfolio turnover rate (1)	55%	113%	119%	143%	125%	117%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$15.49	$17.42	$14.17	$14.21	$15.16	$15.19	$14.68	$16.59	$13.60	$13.73	$14.68	$14.70
Income (loss) from investment operations:
Net investment income (loss)*	0.12	0.17	0.17	0.13	(0.03)	0.15	0.06	0.04	0.04	0.03	(0.14)	(0.00	) (a)
Net realized and unrealized gain (loss)	0.54	(1.38)	3.08	(0.17)	(0.60)	0.06	0.52	(1.31)	2.95	(0.16)	(0.59)	0.10
Total income (loss) from investment operations	0.66	(1.21)	3.25	(0.04)	(0.63)	0.21	0.58	(1.27)	2.99	(0.13)	(0.73)	0.10
Less distributions:
Distributions from net investment income	(0.14)	(0.23)	—	—	(0.26)	(0.24)	(0.02)	(0.15)	—	—	(0.16)	(0.12)
Distributions from net realized gains	(0.88)	(0.49)	—	—	(0.06)	—	(0.88)	(0.49)	—	—	(0.06)	—
Total distributions	(1.02)	(0.72)	—	—	(0.32)	(0.24)	(0.90)	(0.64)	—	—	(0.22)	(0.12)
Net asset value, end of period/year	$15.13	$15.49	$17.42	$14.17	$14.21	$15.16	$14.36	$14.68	$16.59	$13.60	$13.73	$14.68
Total return + #	5.04%	(7.30)%	22.94%	(0.28)%	(4.26)%	1.35%	4.65%	(8.03)%	21.99%	(0.95)%	(5.06)%	0.67%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$20,605	$18,250	$15,524	$10,305	$9,032	$7,871	$6,013	$5,764	$6,570	$6,483	$7,268	$6,551

Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.77%	1.92%	1.81%	1.88%	2.29%	2.29%	2.52%	2.67%	2.56%	2.63%	3.04%	3.04%
After fees paid indirectly ^	1.77%	1.92%	1.80%	1.88%	2.29%	2.29%	2.52%	2.67%	2.55%	2.63%	3.04%	3.04%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	1.63%	1.01%	1.07%	0.93%	(0.19)%	0.97%	0.84%	0.22%	0.30%	0.20%	(0.94)%	(0.02)%
After fees paid indirectly ^	1.63%	1.01%	1.08%	0.93%	(0.19)%	0.97%	0.84%	0.22%	0.31%	0.20%	(0.94)%	(0.02)%
Portfolio turnover rate (1)	55%	113%	119%	143%	125%	117%	55%	113%	119%	143%	125%	117%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$15.35	$15.66	$18.31	$19.23	$19.27	$16.53
Income (loss) from investment operations:
Net investment income *	0.24	0.28	0.13	0.32	0.15	0.13
Net realized and unrealized gain (loss)	1.66	(0.35)	0.40	0.73	0.85	3.20
Total income (loss) from investment operations	1.90	(0.07)	0.53	1.05	1.00	3.33
Less distributions:
Distributions from net investment income	(0.29)	(0.12)	(0.36)	(0.21)	(0.11)	(0.20)
Distributions from net realized gains	—	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)
Total distributions	(0.29)	(0.24)	(3.18)	(1.97)	(1.04)	(0.59)
Net asset value, end of period/year	$16.96	$15.35	$15.66	$18.31	$19.23	$19.27
Total return +#	12.73%	(0.48)%	3.63%	5.77%	5.13%	21.09%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$43,678	$43,163	$34,256	$25,479	$33,379	$37,143
Ratios of expenses to average net assets: ^	1.08%	1.10%	1.17%	1.21%	1.64%	1.59%
Ratios of net investment income to average net assets: ^	3.02%	1.82%	0.79%	1.74%	0.80%	0.77%
Portfolio turnover rate (1)	40%	74%	101%	110%	110%	97%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$15.46	$15.78	$18.35	$19.26	$19.33	$16.55	$14.54	$14.88	$17.55	$18.50	$18.65	$16.02
Income (loss) from investment operations:
Net investment income (loss) *	0.22	0.24	0.10	0.27	0.10	0.08	0.15	0.12	(0.02)	0.13	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.68	(0.35)	0.41	0.74	0.85	3.22	1.60	(0.34)	0.38	0.70	0.82	3.11
Total income (loss) from investment operations	1.90	(0.11)	0.51	1.01	0.95	3.30	1.75	(0.22)	0.36	0.83	0.78	3.07
Less distributions:
Distributions from net investment income	(0.26)	(0.09)	(0.26)	(0.16)	(0.09)	(0.13)	(0.15)	—	(0.21)	(0.02)	0.00	(0.05)
Distributions from net realized gains	—	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)	—	(0.12)	(2.82)	(1.76)	(0.93)	(0.39)
Total distributions	(0.26)	(0.21)	(3.08)	(1.92)	(1.02)	(0.52)	(0.15)	(0.12)	(3.03)	(1.78)	(0.93)	(0.44)
Net asset value, end of period/year	$17.10	$15.46	$15.78	$18.35	$19.26	$19.33	$16.14	$14.54	$14.88	$17.55	$18.50	$18.65
Total return +#	12.56%	(0.74)%	3.44%	5.54%	4.85%	20.73%	12.20%	(1.50)%	2.61%	4.73%	4.08%	19.88%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$9,149	$8,444	$6,002	$9,376	$10,386	$3,913	$2,577	$2,308	$2,448	$3,211	$3,847	$4,166
Ratios of expenses to average net assets: ^	1.33%	1.35%	1.42%	1.45%	1.89%	1.84%	2.08%	2.10%	2.17%	2.21%	2.64%	2.59%
Ratios of net investment income (loss) to average net assets: ^	2.78%	1.57%	0.60%	1.45%	0.53%	0.48%	2.02%	0.85%	(0.11)%	0.70%	(0.21)%	(0.24)%
Portfolio turnover rate (1)	40%	74%	101%	110%	110%	97%	40%	74%	101%	110%	110%	97%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

^	Annualized for periods less than one year.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018		2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$15.72	$17.47		$14.41	$14.27	$15.45	$14.65
Income (loss) from investment operations:
Net investment income (loss) *	0.03	0.00	(a)	0.07	0.09	(0.01)	0.04
Net realized and unrealized gain (loss)	0.47	0.10	(b)	3.57	0.54	(0.18)	1.45
Total income (loss) from investment operations	0.50	0.10		3.64	0.63	(0.19)	1.49
Less distributions:
Distributions from net investment income	—	(0.04)		(0.10)	(0.01)	(0.04)	(0.02)
Distributions from net realized gains	(1.70)	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)
Total distributions	(1.70)	(1.85)		(0.58)	(0.49)	(0.99)	(0.69)
Net asset value, end of period/year	$14.52	$15.72		$17.47	$14.41	$14.27	$15.45
Total return + #	5.06%	0.37%		25.55%	4.58%	(1.59)%	10.30%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$40,170	$37,248		$22,710	$22,254	$22,068	$23,783
Ratios of expenses to average net assets: ^	1.68%	1.54%		1.32%	1.48%	1.79%	1.45%
Ratios of net investment income (loss) to average net assets: (c) ! ^	0.36%	0.01%		0.45%	0.64%	(0.10)%	0.27%
Portfolio turnover rate (1)	48%	101%		100%	129%	122%	106%

	Class A									Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2019	2018		2017	2016	2015	2014		April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)								(Unaudited)
Net asset value, beginning of period/year	$15.55	$17.31		$14.29	$14.18	$15.36	$14.59		$13.81	$15.67	$13.02	$13.06	$14.32	$13.74
Income (loss) from investment operations:
Net investment income (loss)*	0.01	(0.04)		0.03	0.05	(0.05)	(0.00	) (a)	(0.04)	(0.15)	(0.08)	(0.05)	(0.15)	(0.10)
Net realized and unrealized gain (loss)	0.46	0.09	(b)	3.54	0.54	(0.18)	1.44		0.37	0.10 (b)	3.21	0.49	(0.16)	1.35
Total income (loss) from investment operations	0.47	0.05		3.57	0.59	(0.23)	1.44		0.33	(0.05)	3.13	0.44	(0.31)	1.25
Less distributions:
Distributions from net investment income	—	(0.00	) (a)	(0.07)	—	—	—		—	—	—	—	—	—
Distributions from net realized gains	(1.70)	(1.81)		(0.48)	(0.48)	(0.95)	(0.67)		(1.70)	(1.81)	(0.48)	(0.48)	(0.95)	(0.67)
Total distributions	(1.70)	(1.81)		(0.55)	(0.48)	(0.95)	(0.67)		(1.70)	(1.81)	(0.48)	(0.48)	(0.95)	(0.67)
Net asset value, end of period/year	$14.32	$15.55		$17.31	$14.29	$14.18	$15.36		$12.44	$13.81	$15.67	$13.02	$13.06	$14.32
Total return + #	4.90%	0.08%		25.26%	4.33%	(1.83)%	10.02%		4.48%	(0.63)%	24.29%	3.52%	(2.56)%	9.22%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$8,791	$7,869		$4,569	$3,802	$3,801	$3,268		$2,705	$2,139	$2,611	$2,241	$2,383	$2,494
Ratios of expenses to average net assets: ^	1.93%	1.79%		1.57%	1.73%	2.04%	1.70%		2.68%	2.54%	2.32%	2.48%	2.79%	2.45%
Ratios of net investment income (loss) to average net assets: (c) ! ^	0.11%	(0.26)%		0.19%	0.40%	(0.36)%	(0.06)%		(0.63)%	(1.04)%	(0.57)%	(0.36)%	(1.11)%	(0.70)%
Portfolio turnover rate (1)	48%	101%		100%	129%	122%	106%		48%	101%	100%	129%	122%	106%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$20.28	$20.31	$15.34	$17.08	$17.71	$20.62
Income (loss) from investment operations:
Net investment loss*	(0.12)	(0.27)	(0.15)	(0.06)	(0.24)	(0.29)
Net realized and unrealized gain (loss) (a)	0.83	3.20	5.12	(0.24)	1.19	1.11
Total income (loss) from investment operations	0.71	2.93	4.97	(0.30)	0.95	0.82
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(3.80)	(2.96)	—	(1.40)	(1.58)	(3.73)
Tax return of capital	—	—	—	(0.04)	—	—
Total distributions	(3.80)	(2.96)	—	(1.44)	(1.58)	(3.73)
Net asset value, end of period/year	$17.19	$20.28	$20.31	$15.34	$17.08	$17.71
Total return + #	8.90%	16.02%	32.40%	(1.88)%	5.36%	3.64%
Ratios/Supplemental Data:
Ratios/Supplemental Data: Net assets, end of period/year (in 000s)	$38,962	$33,882	$24,641	$26,010	$23,152	$21,153
Ratios of expenses to average net assets:
Before fees paid indirectly ^	2.04%	1.94%	1.36%	1.23%	1.58%	1.84%
After fees paid indirectly ^	2.03%	1.93%	1.35%	1.23%	1.58%	1.84%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.49)%	(1.31)%	(0.86)%	(0.38)%	(1.30)%	(1.61)%
After fees paid indirectly ^	(1.48)%	(1.28)%	(0.85)%	(0.38)%	(1.30)%	(1.61)%
Portfolio turnover rate (1)	93%	190%	174%	181%	138%	192%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$19.42	$19.62	$14.85	$16.62	$17.31	$20.28	$16.00	$16.77	$12.79	$14.61	$15.51	$18.66
Income (loss) from investment operations:
Net investment loss*	(0.13)	(0.31)	(0.19)	(0.10)	(0.27)	(0.34)	(0.15)	(0.37)	(0.28)	(0.18)	(0.36)	(0.42)
Net realized and unrealized gain (loss) (a)	0.74	3.07	4.96	(0.23)	1.16	1.10	0.40	2.56	4.26	(0.20)	1.04	1.00
Total income (loss) from investment operations	0.61	2.76	4.77	(0.33)	0.89	0.76	0.25	2.19	3.98	(0.38)	0.68	0.58
Less distributions:
Distributions from net investment income
Distributions from net realized gains	(3.80)	(2.96)	—	(1.40)	(1.58)	(3.73)	(3.80)	(2.96)	—	(1.40)	(1.58)	(3.73)
Tax return of capital	—	—	—	(0.04)	—	—	—	—	—	(0.04)	—	—
Total distributions	(3.80)	(2.96)	—	(1.44)	(1.58)	(3.73)	(3.80)	(2.96)	—	(1.44)	(1.58)	(3.73)
Net asset value, end of period/year	$16.23	$19.42	$19.62	$14.85	$16.62	$17.31	$12.45	$16.00	$16.77	$12.79	$14.61	$15.51
Total return + #	8.75%	15.69%	32.12%	(2.12)%	5.12%	3.36%	8.36%	14.84%	31.12%	(2.82)%	4.29%	2.56%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$11,196	$10,799	$6,925	$5,540	$6,326	$6,443	$2,641	$2,720	$2,644	$2,155	$3,163	$3,165
Ratios of expenses to average net assets:
Before fees paid indirectly ^	2.29%	2.19%	1.61%	1.48%	1.83%	2.09%	3.05%	2.94%	2.36%	2.23%	2.58%	2.84%
After fees paid indirectly ^	2.28%	2.18%	1.60%	1.48%	1.83%	2.09%	3.03%	2.93%	2.35%	2.23%	2.58%	2.84%
Ratios of net investment loss to average net assets:
Before fees paid indirectly ^	(1.73)%	(1.56)%	(1.13)%	(0.69)%	(1.53)%	(1.86)%	(2.48)%	(2.30)%	(1.89)%	(1.45)%	(2.29)%	(2.61)%
After fees paid indirectly ^	(1.72)%	(1.55)%	(1.12)%	(0.69)%	(1.53)%	(1.86)%	(2.47)%	(2.29)%	(1.88)%	(1.45)%	(2.29)%	(2.61)%
Portfolio turnover rate (1)	93%	190%	174%	181%	138%	192%	93%	190%	174%	181%	138%	192%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period/year	$12.85	$15.94	$12.73	$11.97	$14.75	$14.66
Income (loss) from investment operations:
Net investment income *	0.06	0.27	0.17	0.20	0.08	0.20
Net realized and unrealized gain (loss) **	1.53	(3.20)	3.28	0.64	(2.67)	(0.11)
Total income (loss) from investment operations	1.59	(2.93)	3.45	0.84	(2.59)	0.09
Less distributions:
Distributions from net investment income	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)	—
Total distributions	(0.25)	(0.16)	(0.24)	(0.08)	(0.19)	—
Net asset value, end of period/year	$14.19	$12.85	$15.94	$12.73	$11.97	$14.75
Total return + #	12.62%	(18.57)%	27.69%	7.13%	(17.73)%	0.61%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$56,697	$53,261	$51,365	$46,481	$42,831	$35,872
Ratios of expenses to average net assets: ^	1.20%	1.19%	1.75%	1.27%	1.76%	1.29%
Ratios of net investment income to average net assets: ^	0.85%	1.79%	1.18%	1.73%	0.59%	1.39%
Portfolio turnover rate (1)	93%	66%	74%	97%	137%	108%

	Class A							Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2019	2018	2017	2016	2015	2014	April 30, 2019	2018	2017	2016	2015	2014
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$12.56	$15.58	$12.45	$11.71	$14.44	$14.39	$11.85	$14.74	$11.82	$11.14	$13.76	$13.82
Income (loss) from investment operations:
Net investment income (loss)*	0.04	0.23	0.14	0.17	0.05	0.16	(0.01)	0.11	0.02	0.08	(0.06)	0.04
Net realized and unrealized gain (loss) **	1.50	(3.13)	3.20	0.62	(2.62)	(0.11)	1.42	(2.94)	3.04	0.60	(2.49)	(0.10)
Total income (loss) from investment operations	1.54	(2.90)	3.34	0.79	(2.57)	0.05	1.41	(2.83)	3.06	0.68	(2.55)	(0.06)
Less distributions:
Distributions from net investment income	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	—	(0.12)	(0.06)	(0.14)	—	(0.07)	—
Total distributions	(0.22)	(0.12)	(0.21)	(0.05)	(0.16)	—	(0.12)	(0.06)	(0.14)	—	(0.07)	—
Net asset value, end of period/year	$13.88	$12.56	$15.58	$12.45	$11.71	$14.44	$13.14	$11.85	$14.74	$11.82	$11.14	$13.76
Total return + #	12.51%	(18.73)%	27.36%	6.84%	(17.94)%	0.35%	12.03%	(19.30)%	26.31%	6.10%	(18.60)%	(0.43)%
Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$12,468	$9,662	$8,242	$6,348	$4,594	$4,036	$3,245	$3,163	$3,467	$3,380	$3,216	$3,593
Ratios of expenses to average net assets: ^	1.45%	1.44%	2.00%	1.52%	2.01%	1.54%	2.20%	2.19%	2.75%	2.27%	2.76%	2.29%
Ratios of net investment income (loss) to average net assets: ^	0.58%	1.54%	0.98%	1.46%	0.40%	1.14%	(0.16)%	0.77%	0.10%	0.77%	(0.48)%	0.34%
Portfolio turnover rate (1)	93%	66%	74%	97%	137%	108%	93%	66%	74%	97%	137%	108%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

**	The amount of net realized and unrealized loss on investment per share for the year ended October 31, 2014 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

+	Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fourteen funds: Dunham Floating Rate Bond Fund; Dunham Long/Short Credit Fund; Dunham Corporate/Government Bond Fund; Dunham Monthly Distribution Fund; Dunham Dynamic Macro Fund; Dunham High-Yield Bond Fund ; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham International Stock Fund; Dunham Real Estate Stock Fund; Dunham Small Cap Value Fund; Dunham Small Cap Growth Fund; and Dunham Emerging Markets Stock Fund. With the exception of Dunham Focused Large Cap Growth Fund, Dunham International Opportunity Bond Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Monthly Distribution, High-Yield Bond , Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, and International Opportunity Bond commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Monthly Distribution, Dynamic Macro, Focused Large Cap Growth, Floating Rate Bond, and International Opportunity Bond commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both International Stock and Emerging Markets Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end investment companies.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2019 for the Funds’ assets and liabilities measured at fair value:

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Bank Loans *	$—	$172,222,293	$—	$172,222,293
Bonds & Notes *	—	7,354,373	—	7,354,373
Rights	—	8,142	—	8,142
U.S. Government	—	1,869,290	—	1,869,290
Short-Term Investment	9,483,324	—	—	9,483,324
Total	$9,483,324	$181,454,098	$—	$190,937,422

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$19,600	$—	$—	$19,600
Bonds & Notes *	—	21,095,855	—	21,095,855
Bank Loans	—	2,045,183	—	2,045,183
U.S. Government	—	37,680,760	—	37,680,760
Short-Term Investment	9,422,912	—	—	9,422,912
Total Assets	$9,442,512	$60,821,798	$—	$70,264,310
Assets - Derivatives
Swap Contracts	$—	$15,623	$—	$15,623
Total Asset Derivatives	$—	$15,623	$—	$15,623
Liabilities - Derivatives
Futures	$163,164	$—	$—	$163,164
Swap Contracts	—	115,665	—	115,665
Total Liability Derivatives	$163,164	$115,665	$—	$278,829

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$32,717,297	$—	$32,717,297
Foreign Government Bonds	—	1,316,788	—	1,316,788
Municipal Bonds	—	2,712,794	—	2,712,794
U.S. Government & Agency	—	9,277,420	—	9,277,420
Bank Loans *	—	2,848,369	—	2,848,369
Short-Term Investment	1,843,187	—	—	1,843,187
Total	$1,843,187	$48,872,668	$—	$50,715,855

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$206,359,697	$206,645	$—	$206,566,342
Closed-End Fund	1,968,659	—	—	1,968,659
Exchange Traded Funds	6,819,610	—	—	6,819,610
Rights	—	4,380	—	4,380
Warrants	—	6,333	—	6,333
Options Purchased	625,043	—	—	625,043
Short-Term Investment	116,335,567	—	—	116,335,567
Total Assets	$332,108,576	$217,358	$—	$332,325,934
Liabilities-Derivatives
Written Options	$181,936	$212,043	$—	$393,979
Total Liability Derivatives	$181,936	$212,043	$—	$393,979
Liabilities
Liabilities-Securities Sold Short	$114,500,071	$—	$—	$114,500,071
Total Liabilities	$114,500,071	$—	$—	$114,500,071

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$15,805,973	$—	$—	$15,805,973
Options Purchased	1,562,512	1,404	—	1,563,916
Short-Term Investments	2,506,834	20,305,501	—	22,812,335
Total Assets	$19,875,319	$20,306,905	$—	$40,182,224
Assets - Derivatives
Futures	$308,953	$—	$—	$308,953
Foreign Currency Exchange Contracts	—	7	—	7
Total Asset Derivatives	$308,953	$7	$—	$308,960
Liabilities - Derivatives
Futures	$45,722	$—	$—	$45,722
Written Options	40,838	1,404	—	42,242
Total Liability Derivatives	$86,560	$1,404	$—	$87,964

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$—	$102,578,525	$—	$102,578,525
Exchange Traded Funds	1,056,234	—	—	1,056,234
Short-Term Investment	3,495,668	—	—	3,495,668
Collateral for Securities Loaned	2,360,160	—	—	2,360,160
Total	$6,912,062	$102,578,525	$—	$109,490,587

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes *	$—	$13,714,953	$—	$13,714,953
Foreign Government Bonds *	—	22,540,175	—	22,540,175
Whole Loan Collateral	—	389,845	—	389,845
Short-Term Investment	557,191	—	—	557,191
Total Assets	$557,191	$36,644,973	$—	$37,202,164
Assets - Derivatives
Futures Contracts	$2,908	$—	$—	$2,908
Foreign Currency Exchange Contracts	—	104,484	—	104,484
Total Asset Derivatives	$2,908	$104,484	$—	$107,392
Liabilities - Derivatives
Futures Contracts	$657	$—	$—	$657
Foreign Currency Exchange Contracts	—	182,366	—	182,366
Total Liability Derivatives	$657	$182,366	$—	$183,023

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$78,838,906	$—	$—	$78,838,906
Short-Term Investment	1,875,265	—	—	1,875,265
Total	$80,714,171	$—	$—	$80,714,171

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$105,379,939	$—	$—	$105,379,939
Short-Term Investment	2,010,454	—	—	2,010,454
Total	$107,390,393	$—	$—	$107,390,393

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$26,825,217	$93,889,896	$—	$120,715,113
Exchange Traded Fund	737,565	—	—	737,565
Warrant	3,760	—	—	3,760
Preferred Stocks *	575,312	—	—	575,312
Short-Term Investment	447,624	—	—	447,624
Collateral for Securities Loaned	4,874,737	—	—	4,874,737
Total	$33,464,215	$93,889,896	$—	$127,354,111

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
REITs *	$54,782,161	$—	$—	$54,782,161
Short-Term Investment	565,428	—	—	565,428
Total	$55,347,589	$—	$—	$55,347,589

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$51,302,118	$—	$—	$51,302,118
Short-Term Investment	366,407	—	—	366,407
Total	$51,668,525	$—	$—	$51,668,525

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$50,303,172	$—	$—	$50,303,172
Short-Term Investment	1,812,514	—	—	1,812,514
Collateral for Securities Loaned	7,251,772	—	—	7,251,772
Total	$59,367,458	$—	$—	$59,367,458

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$19,741,987	$49,864,675	$—	$69,606,662
Closed End Fund	—	560,325	—	560,325
Warrant	—	—	—	—
Short-Term Investment	302,569	—	—	302,569
Collateral for Securities Loaned	6,891,678	—	—	6,891,678
Total	$26,936,234	$50,425,000	$—	$77,361,234

*	See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the period.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.

d. Options – Monthly Distribution and Dynamic Macro are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Swap Agreements – Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing its investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

f. Futures Contracts – Long/Short Credit, Dynamic Macro, and International Opportunity Bond are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The notional value of the derivative instruments outstanding as of April 30, 2019 as disclosed in the Schedules of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year then ended within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

g. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

h. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2019:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investments in securities	Option contracts written
	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2019:

Asset Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2019
Long/Short Credit
Swap Contracts	$15,623	$—	$—	$—	$15,623
Monthly Distribution
Purchased Options	$625,043	$—	$—	$—	$625,043
Dynamic Macro
Forward Foreign Currency Contracts	$—	$7	$—	$—	$7
Futures	299,361	—	—	9,592	308,953
Purchased Options	32,666	—	—	1,531,250	1,563,916
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$104,484	$—	$—	$104,484
Futures	—	—	—	2,908	2,908

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Liability Derivatives Investment Value

	Equity	Currency	Commodity	Interest Rate	Total value at
	Contracts	Contracts	Contracts	Contracts	April 30, 2019
Long/Short Credit
Futures	$—	$—	$—	$163,164	$163,164
Swap Contracts	28,595	—	—	87,070	115,665
Monthly Distribution
Written Options	$393,979	$—	$—	$—	$393,979
Dynamic Macro
Futures	$16,580	$—	$—	$29,142	$45,722
Written Options	42,242	—	—	—	42,242
International Opportunity Bond
Forward Foreign Currency Contracts	$—	$182,366	$—	$—	$182,366
Futures	—	—	—	657	657

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended April 30, 2019.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts	Net realized gain (loss) from: Futures, Options purchased, Written options, Swap contracts, Foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on: Futures, Options purchased, Written options, Swap contracts, and Foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended April 30, 2019:

Realized gain (loss) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2019
Long/Short Credit
Futures	$—	$—	$—	$(302,525)	$(302,525)
Swaps	16,601	—	—	2,886	19,487
Monthly Distribution
Purchased Options	$3,734,023	$—	$—	$—	$3,734,023
Written Options	(2,455,940)	—	—	—	(2,455,940)
Swaps	669,451	—	—	—	669,451
Forward Foreign Currency Contracts	—	53,647	—	—	53,647
Dynamic Macro
Futures	$(456,069)	$—	$—	$202,133	$(253,936)
Forward Foreign Currency Contracts	—	(9,243)	—	—	(9,243)
Purchased Options	(292,551)	—	—	466,195	173,644
Written Options	21,624	—	—	—	21,624
International Opportunity Bond
Futures	$—	$—	$—	$91,319	$91,319
Forward Foreign Currency Contracts	$—	$(169,558)	$—	$—	$(169,558)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations

	Equity	Currency	Commodity	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	Contracts	April 30, 2019
Long/Short Credit
Futures	$—	$—	$—	$(285,321)	$(285,321)
Swaps	(16,788)	—	—	(87,070)	(103,858)
Monthly Distribution
Purchased Options	$(1,408,975)	$—	$—	$—	$(1,408,975)
Written Options	(466,251)	—	—	—	(466,251)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$2,939	$—	$—	$2,939
Futures	929,213	—	—	40,997	970,210
Purchased Options	(120,232)	—	—	619,138	498,906
Written Options	2,446	—	—	—	2,446
International Opportunity Bond
Futures	$—	$—	$—	$7,855	$7,855
Forward Foreign Currency Contracts	—	(160,077)	—	—	(160,077)

i. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – Long/Short Credit, Monthly Distribution, International Opportunity Bond, and Dynamic Macro policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. During the six months ended April 30, 2019, Long/Short Credit is subject to a master netting arrangement for swaps. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2019.

Long/Short Credit

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities

			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Credit Default Swaps	JP Morgan	$15,623	$—	$15,623	$—	$—	$15,623
Total		$15,623	$—	$15,623	$—	$—	$15,623

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures	HSBC	$(163,164)	$—	$(163,164)	$—	$163,164	$—
Credit Default Swaps	Goldman Sachs	(28,595)	—	(28,595)	—	—	(28,595)
Total Return Swap	JP Morgan	(87,070)	—	(87,070)	—	—	(87,070)
Total		$(87,070)	$—	$(87,070)	$—	$—	$(115,665)

Monthly Distribution

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Assets Presented in
		of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Purchased Options	JP Morgan	$625,043	$—	$625,043	$—	$—	$625,043
Total		$625,043	$—	$625,043	$—	$—	$625,043

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Written Options	JP Morgan	$(393,979)	$—	$(393,979)	$—	$393,979	$—
Total		$(393,979)	$—	$(393,979)	$—	$393,979	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Dynamic Macro
					Gross Amounts Not Offset in
					the Statement of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statement of Assets	the Statement of	Financial	Collateral
Description	Counterparty	Assets	& Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$308,953	$—	$308,953	$—	$—	$308,953
Purchased Options ^		1,563,916	—	1,563,916	—	—	1,563,916
Forward Foreign	Morgan
Currency Contracts	Stanley	7	—	7	—	—	7
Total		$1,872,876	$—	$1,872,876	$—	$—	$1,872,876

					Gross Amounts Not Offset in
					the Statement of Assets &
Liabilities:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of Assets	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	Goldman Sachs	$(45,722)	$—	$(45,722)	$308,953	$(263,231)	$—
Written Options	Morgan Stanley	(42,242)	—	(42,242)	—	42,242	—
Total		$(87,964)	$—	$(87,964)	$308,953	$(220,989)	$—

^ Counterparties used: Goldman Sachs and Morgan Stanley.

High-Yield Bond

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented		Cash
		of Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	HSBC	$(360,160)	$—	$(360,160)	$360,160	$—	$—
Securities Loaned	Morgan Stanley	(2,000,000)	—	(2,000,000)	2,000,000	—	—
Total		$(2,360,160)	$—	$(2,360,160)	$2,360,160	$—	$—

International Opportunity Bond
					Gross Amounts Not Offset in
					the Statement of Assets &
Assets:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statement of	Assets Presented in		Cash
		Recognized	Assets &	the Statement of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign
Currency Contracts	Citigroup	$104,484	$—	$104,484	$(182,366)	$—	$(77,882)
Futures Contracts	Credit Suisse	2,908	—	2,908	(2,908)	—	—
Total		$107,392	$—	$107,392	$(185,274)	$—	$(77,882)

					Gross Amounts Not Offset in
					the Statement of Assets &
Liabilities:					Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statement of	in the Statement of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Forward Foreign
Currency Contracts	Citigroup	$(182,366)	$—	$(182,366)	$104,484	$—	$(77,882)
Futures Contracts	Credit Suisse	(657)	—	(657)	2,908	(2,251)	—
Total		$(183,023)	$—	$(183,023)	$107,392	$(2,251)	$(77,882)

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

International Stock

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(4,874,737)	$—	$(4,874,737)	$4,874,737	$—	$—
Total		$(4,874,737)	$—	$(4,874,737)	$4,874,737	$—	$—

Small Cap Growth

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	HSBC	$(1,334,422)	$—	$(1,334,422)	$1,334,422	$—	$—
Securities Loaned	Morgan Stanley	(5,917,350)	—	(5,917,350)	5,917,350	—	—
Total		$(7,251,772)	$—	$(7,251,772)	$7,251,772	$—	$—

Emerging Markets
Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented
		of Recognized	Statement of Assets	in the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Securities Loaned	US Bank	$(6,891,678)	$—	$(6,891,678)	$6,891,678	$—	$—
Total		$(6,891,678)	$—	$(6,891,678)	$6,891,678	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

j. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

k. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex -date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

l. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

m. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2016 to 2018 and expected to be taken in tax year 2019 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

n. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Long/Short Credit, Monthly Distribution, Corporate/Government Bond, High-Yield Bond , Floating Rate Bond and International Opportunity Bond which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

o. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under -performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Floating Rate Bond*	0.70% – 1.06%	0.60%	0.10% – 0.46%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% – 0.70%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock **	0.70% – 1.50%	0.65%	0.05% – 0.85%

*	Prior to March 1, 2019, the Sub-Adviser’s portion for Floating Rate Bond was 0.10%-0.50% and the Management Fee was 0.70%-1.10%.

**	Prior to April 1, 2019, the Sub-Adviser’s portion for Emerging Markets was 0.10%-0.90% and the Management Fee was 0.75%-1.55%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Long/Short Credit and Emerging Markets which are in their initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 30, 2019.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Floating Rate Bond	Newfleet Asset Management, LLC	Credit Suisse Leveraged Loan Index	0.28%	+/- 0.00%	0.10%	0.46%
Long/Short Credit	Metlife Investment Management	BofA Merrill Lynch US 3-month Treasury Bill300 bps (3.00%) Index PLUS	0.60%	+/- 0.00%	0.05%	1.15%
Corporate/Government Bond	Newfleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Monthly Distribution	Perella Weinberg Partners Capital Management LP	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Dynamic Macro	Mellon Capital Management Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Allianz Global Investors U.S. LLC	Barclays Global ex US Aggregate Bond Index	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Real Estate Stock	Barings, LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
Small Cap Value	Ziegler Capital Management LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock *	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%

*	Effective April 1, 2019 NS Partners Ltd. replaced Bailard, Inc. as the sub-adviser to Emerging Markets Stock. Bailard, Inc. had a Base fee of 0.50%, a Minimum fee of 0.10% and a Maximum Fee of 0.90%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.04% on average net assets over $500 million; and 0.02% on average net assets over $1 billion. Such fees are subject to an annual minimum of $403,200 in total for the entire Trust. Effective July 1, 2017, for providing fund accounting services, GFS received from the Trust a minimum annual fee of $262,500. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $200,000. Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $6,250 for each Board meeting attended in-person; $1,000 for all telephonic Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $150,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2019, certain Funds had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which the broker returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and were paid directly by the broker to the Administrator. For the six months ended April 30, 2019, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $2,170, Focused Large Cap Growth - $896, International Stock - $440 and Small Cap Growth - $3,530.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2019 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Floating Rate Bond	$32,459,469	$34,679,455	$—	$—
Long/Short Credit	226,281,457	70,725,658	—	—
Corporate/Government Bond	14,947,106	16,857,301	8,960,365	7,392,169
Monthly Distribution	542,446,605	449,753,388	—	—
Dynamic Macro	4,910,693	14,302,040	—	—
High-Yield Bond	31,854,788	41,325,790	—	—
International Opportunity Bond	16,524,517	20,566,986	—	—
Large Cap Value	19,737,003	16,987,480	—	—
Focused Large Cap Growth	23,212,722	16,265,101	—	—
International Stock	68,580,102	64,346,562	—	—
Real Estate Stock	21,697,185	25,562,302	—	—
Small Cap Value	25,079,374	23,222,812	—	—
Small Cap Growth	43,476,604	43,561,324	—	—
Emerging Markets Stock	62,685,556	65,699,746	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2019, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Floating Rate Bond	$193,172,305	$744,508	$(2,979,391)	$(2,234,883)
Long/Short Credit	69,446,939	1,074,718	(257,347)	817,371
Corporate/Government Bond	50,160,527	802,039	(246,711)	555,328
Monthly Distribution	217,758,976	15,553,218	(15,880,310)	(327,092)
Dynamic Macro	37,304,481	3,470,380	(371,641)	3,098,739
High-Yield Bond	108,783,609	2,182,280	(1,475,302)	706,978
International Opportunity Bond	37,278,027	582,225	(733,719)	(151,494)
Large Cap Value	63,435,809	19,000,775	(1,722,413)	17,278,362
Focused Large Cap Growth	58,632,061	49,439,307	(680,975)	48,758,332
International Stock	119,211,024	12,804,473	(4,661,386)	8,143,087
Real Estate Stock	47,324,650	8,967,452	(944,513)	8,022,939
Small Cap Value	49,534,266	4,456,769	(2,322,510)	2,134,259
Small Cap Growth	51,382,276	9,596,374	(1,611,192)	7,985,182
Emerging Markets Stock	72,846,928	5,786,793	(1,272,487)	4,514,306

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the year ended October 31, 2018 and the six months ended April 30, 2019, respectively:

For the six months ended April 30, 2019:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	2,737,973	390,986	(3,739,637)	(610,678)	332,673	46,349	(249,502)	129,520
Long/Short Credit	4,070,859	121,535	(1,817,708)	2,374,686	354,175	13,592	(77,210)	290,557
Corporate/Government Bond	1,054,836	45,254	(1,109,935)	(9,845)	68,848	4,855	(61,496)	12,207
Monthly Distribution	1,056,861	141,849	(1,329,227)	(130,517)	209,627	30,899	(195,996)	44,530
Dynamic Macro	215,381	89,536	(895,465)	(590,548)	121,072	18,240	(239,859)	(100,547)
High-Yield Bond	1,374,044	275,414	(2,491,293)	(841,835)	166,876	33,328	(296,187)	(95,983)
International Opportunity Bond	434,495	22,947	(457,944)	(502)	75,911	1,757	(60,698)	16,970
Large Cap Value	396,849	214,901	(371,968)	239,782	233,817	49,142	(93,284)	189,675
Focused Large Cap Growth	627,726	225,236	(460,155)	392,807	426,246	57,629	(163,821)	320,054
International Stock	724,151	435,240	(523,119)	636,272	228,306	86,701	(131,043)	183,964
Real Estate Stock	122,910	55,368	(414,904)	(236,626)	72,462	9,521	(93,265)	(11,282)
Small Cap Value	333,246	319,621	(255,152)	397,715	108,218	65,268	(65,676)	107,810
Small Cap Growth	609,000	444,127	(457,305)	595,822	172,529	149,638	(188,497)	133,670
Emerging Markets Stock	319,476	80,396	(547,632)	(147,760)	215,740	13,390	(99,964)	129,166

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	145,118	15,408	(110,413)	50,113
Long/Short Credit	67,306	6,581	(27,918)	45,969
Corporate/Government Bond	14,627	1,987	(34,905)	(18,291)
Monthly Distribution	147,407	38,609	(164,290)	21,726
Dynamic Macro	23,004	2,794	(25,973)	(175)
High-Yield Bond	43,541	18,450	(104,334)	(42,343)
International Opportunity Bond	15,951	248	(20,937)	(4,738)
Large Cap Value	62,565	14,327	(19,849)	57,043
Focused Large Cap Growth	62,870	28,599	(51,525)	39,944
International Stock	45,139	27,671	(46,616)	26,194
Real Estate Stock	14,253	1,724	(15,010)	967
Small Cap Value	54,389	25,629	(17,506)	62,512
Small Cap Growth	32,083	66,749	(56,842)	41,990
Emerging Markets Stock	27,751	2,497	(50,337)	(20,089)

For the year ended October 31, 2018:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Floating Rate Bond	5,544,126	680,867	(5,269,356)	955,637	990,916	73,952	(632,403)	432,465
Long/Short Credit	2,695,549	41,172	(304,528)	2,432,193	544,088	6,854	(228,544)	322,398
Corporate/Government Bond	1,912,073	104,386	(3,405,957)	(1,389,498)	204,083	10,399	(260,731)	(46,249)
Monthly Distribution	2,204,120	268,595	(2,471,857)	858	484,297	54,294	(418,482)	120,109
Dynamic Macro	1,045,881	—	(854,490)	191,391	424,021	—	(201,583)	222,438
High-Yield Bond	2,859,505	516,584	(3,764,538)	(388,449)	541,122	55,424	(489,836)	106,710
International Opportunity Bond	918,537	3,921	(838,505)	83,953	194,919	376	(86,308)	108,987
Large Cap Value	774,929	70,716	(831,786)	13,859	412,732	11,986	(258,513)	166,205
Focused Large Cap Growth	652,409	27,172	(953,801)	(274,220)	281,769	6,227	(286,311)	1,685
International Stock	1,185,724	219,814	(823,998)	581,540	538,029	38,097	(289,098)	287,028
Real Estate Stock	1,215,646	34,637	(625,212)	625,071	292,170	4,939	(131,144)	165,965
Small Cap Value	1,077,210	144,058	(151,459)	1,069,809	284,243	27,980	(70,164)	242,059
Small Cap Growth	574,078	186,952	(303,103)	457,927	273,170	54,752	(124,818)	203,104
Emerging Markets Stock	1,385,394	31,305	(495,926)	920,773	412,227	4,193	(176,092)	240,328

	Class C Shares
				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares
Floating Rate Bond	263,265	23,134	(172,957)	113,442
Long/Short Credit	110,059	4,514	(83,122)	31,451
Corporate/Government Bond	58,106	4,299	(82,611)	(20,206)
Monthly Distribution	355,558	62,509	(322,392)	95,675
Dynamic Macro	56,142	—	(70,500)	(14,358)
High-Yield Bond	135,855	31,188	(164,632)	2,411
International Opportunity Bond	48,016	177	(36,571)	11,622
Large Cap Value	55,368	3,842	(93,744)	(34,534)
Focused Large Cap Growth	54,856	3,483	(102,259)	(43,920)
International Stock	76,579	15,569	(95,633)	(3,485)
Real Estate Stock	38,155	1,286	(45,238)	(5,797)
Small Cap Value	30,003	18,626	(60,317)	(11,688)
Small Cap Growth	28,475	32,629	(48,775)	12,329
Emerging Markets Stock	77,471	891	(46,538)	31,824

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2018 and October 31, 2017 was as follows:

	For the year or period ended October 31, 2018					For the year or period ended October 31, 2017
	Ordinary	Long-Term	Return of	Tax-Exempt		Ordinary	Long-Term	Return of	Tax-Exempt
Fund	Income	Capital Gains	Capital	Income	Total	Income	Capital Gains	Capital	Income	Total
Floating Rate Bond	$7,558,793	$—	$—	$—	$7,558,793	$4,705,002	$—	$—	$—	$4,705,002
Long/Short Credit	479,171	—	—	—	479,171	689,953	—	—	—	689,953
Corporate/Government Bond	1,586,252	—	21,031	—	1,607,283	1,264,680	—	24,527	59,502	1,348,709
Monthly Distribution	2,716,635	—	11,318,712	—	14,035,347	—	—	10,191,212	—	10,191,212
Dynamic Macro	—	—	—	—	—	—	—	—	—	—
High-Yield Bond	5,523,745	—	—	—	5,523,725	4,756,447	—	—	—	4,756,447
International Opportunity Bond	—	42,342	—	—	42,342	—	281,876	—	—	281,876
Large Cap Value	557,584	713,265	—	—	1,270,849	953,600	—	—	—	953,600
Focused Large Cap Growth	—	722,085	—	—	722,085	—	—	—	—	—
International Stock	1,605,505	3,151,817	—	—	4,757,322	—	—	—	—	—
Real Estate Stock	344,955	300,608	—	—	645,563	1,820,717	3,749,295	—	—	5,570,012
Small Cap Value	1,593,661	1,586,225	—	—	3,179,886	1,012,034	144,516	—	—	1,156,550
Small Cap Growth	1,842,122	3,242,312	—	—	5,084,434	—	—	—	—	—
Emerging Markets Stock *	824,337	—	—	—	824,337	1,153,950	—	—	—	1,153,950

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax for the Emerging Markets Fund relates to allowable foreign tax credits of $232,938 for fiscal year ended October 31, 2018, and $222,500 for the fiscal year ended October 31, 2017, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions, resulted in reclassification for the tax year ended October 31, 2018 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Floating Rate Bond	$—	$—
Long/Short Credit	—	—
Corporate/Government Bond	(21,031)	21,031
Monthly Distribution	44,493	(44,493)
Dynamic Macro	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	—	—
Focused Large Cap Growth	(176,944)	176,944
International Stock	—	—
Real Estate Stock	—	—
Small Cap Value	—	—
Small Cap Growth	(1)	1
Emerging Markets Stock	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

As of each of the Fund’s tax year-ended October 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Floating Rate Bond	$203,858	$—	$—	$(2,952,242)	$(3,616)	$(1,501,315)	$(4,253,315)
Long/Short Credit	463,415	—	—	(66,482)	(472)	(181,473)	214,988
Corporate/Government Bond	—	—	—	(3,242,763)	(930)	(1,313,470)	(4,557,163)
Monthly Distribution	—	—	—	—	(144,337)	(10,950,174)	(11,094,511)
Dynamic Macro	462,652	—	—	(5,443,173)	—	3,857,364	(1,123,157)
High-Yield Bond	116,902	—	—	(5,560,146)	(8,085)	(4,107,710)	(9,559,039)
International Opportunity Bond	78,557	50,420	—	—	—	(1,104,613)	(975,636)
Large Cap Value	817,314	2,475,117	—	—	—	11,501,529	14,793,960
Focused Large Cap Growth	—	6,221,713	(838,442)	—	—	32,962,415	38,345,686
International Stock	1,148,335	6,332,594	—	—	—	16,996	7,497,925
Real Estate Stock	650,188	—	—	(12,145)	—	3,656,346	4,294,389
Small Cap Value	1,842,665	3,196,559	—	—	—	(1,024,687)	4,014,537
Small Cap Growth	3,935,267	5,086,997	—	—	—	2,534,248	11,556,512
Emerging Markets Stock	1,023,407	—	—	(1,129,268)	—	(3,492,341)	(3,598,202)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for gains on contingent convertible debt securities, the mark-to-market treatment of open forward foreign currency contracts, options, futures, dividend payable and swap contracts, and adjustments for section 305(c) deemed dividend distributions, real estate investment trusts, partnerships, preferred securities, perpetual bonds, passive foreign investment companies, constructive sales of securities held short, straddles and C Corporation return of capital distributions. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Floating Rate Bond	$—
Long/Short Credit	—
Corporate/Government Bond	—
Monthly Distribution	—
Dynamic Macro	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Focused Large Cap Growth	838,442
International Stock	—
Real Estate Stock	—
Small Cap Value	—
Small Cap Growth	—
Emerging Markets Stock	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

At October 31, 2018, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date as follows:

		Non-Expiring	Non-Expiring		Capital Loss Carry
Fund	Expiring 2019	Short-Term	Long-Term	Total	Forward Utilized
Floating Rate Bond	$—	$784,995	$2,167,247	$2,952,242	$—
Long/Short Credit	—	—	66,482	66,482	2,170,783
Corporate/Government Bond	—	1,274,459	1,968,304	3,242,763	—
Monthly Distribution	—	—	—	—	6,585,099
Dynamic Macro	152,059	2,371,512	2,919,602	5,443,173	—
High-Yield Bond	—	3,224,149	2,335,997	5,560,146	—
International Opportunity Bond	—	—	—	—	—
Large Cap Value	—	—	—	—	—
Focused Large Cap Growth	—	—	—	—	—
International Stock	—	—	—	—	—
Real Estate Stock	—	12,145	—	12,145	—
Small Cap Value	—	—	—	—	—
Small Cap Growth	—	—	—	—	—
Emerging Markets Stock	351,019	778,249	—	1,129,268	1,377,534

8.	LINE OF CREDIT

Currently, the Funds have a $40,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. During the six months ended April 30, 2019, Corporate/Government Bond, Monthly Distribution, Dynamic Macro, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, International Stock, Small Cap Value, and Emerging Markets Stock accessed the line of credit. Based only on the days borrowed, the average amount of borrowings outstanding were $3,741,667, $9,903,267, $461,000, $2,483,000, $532,000, $2,629,000, $135,500, $81,333, and $989,500, respectively. The interest expense for all of the Funds listed above is immaterial. As of April 30, 2019, all of the Funds listed above had no outstanding borrowings on the Uncommitted Line.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the two separate lending agents. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. The following Fund is below the 102% threshold due to market fluctuation, International Stock. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income, if any, is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30,2019.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

	Market Value of	Market Value of	Percentage of Total
Fund	Loaned Securities	Collateral (1)	Investment Income
Floating Rate Bond	$—	$—	0.02%
Long/Short Credit	—	—	0.34%
Corporate/Government Bond	—	—	0.09%
Monthly Distribution	—	—	0.14%
Dynamic Macro	—	—	2.76%
High-Yield Bond	2,360,160	2,360,160	0.57%
International Opportunity Bond	—	—	0.00%
Large Cap Value	—	—	0.22%
Focused Large Cap Growth	—	—	2.24%
International Stock *	4,782,574	4,782,574	0.69%
Real Estate Stock	—	—	0.22%
Small Cap Value	—	—	0.76%
Small Cap Growth	7,251,772	7,251,772	8.35%
Emerging Markets Stock *	6,714,473	6,714,473	0.76%

*	Securities collateralized below 102%. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the Monthly Distribution Fund will be directly affected by the performance of the Fidelity Investments Money Market Fund – Class I. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Monthly Distribution Fund’s financial statements. As of April 30, 2019, the percentage of the Monthly Distribution Fund invested in the Fidelity Investments Money Market Fund- Class I was 42.2%.

11.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2019 (Continued)

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Meeting of the Board of Trustees Held on December 17-18, 2018

On December 17-18, 2018, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the renewal of the sub-advisory agreements with various sub-advisers for certain Trust series (the “Funds”). The investment advisory agreement and the sub-advisory agreements are collectively referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for renewal include:

Fund	Sub-Advisory Agreement
Dunham Alternative Dividend Fund	Sungarden Fund Management, LLC
Dunham Appreciation & Income Fund	[Not up for renewal]
Dunham Corporate/Government Bond Fund	Newfleet Asset Management, LLC
Dunham Dynamic Macro Fund	Mellon Capital Management
Dunham Emerging Markets Stock Fund	Bailard, Inc.
Dunham Floating Rate Bond Fund	Newfleet Asset Management, LLC
Dunham Focused Large Cap Growth Fund	The Ithaka Group, LLC
Dunham High-Yield Bond Fund	PineBridge Investments LLC
Dunham International Opportunity Bond Fund	Allianz Global Investors U.S. LLC
Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
Dunham Large Cap Value Fund	Rothschild & Co. Asset Management US Inc.
Dunham Monthly Distribution Fund	Perella Weinberg Partners Capital Management LP
Dunham Real Estate Stock Fund	Barings Asset Management Limited
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Small Cap Value Fund	Piermont Capital Management, Inc.

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment advisory agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, three, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2018. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and on-site compliance reviews. The Board concluded that the Adviser had appropriately reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. It noted that the Adviser’s fee ranges are reasonably applied based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board noted that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds and the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser.

The Board also noted:

●	Dunham Alternative Dividend Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Appreciation & Income Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was lower than or in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the renewal of the sub-advisory agreement between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board also noted:

●	Dunham Alternative Dividend Fund: The Board noted that Sungarden Fund Management, LLC (“Sungarden”), has served as the Fund’s sub-adviser since August 31, 2016 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its Peer Group, Morningstar category, and its benchmark index over the one-year period and since the Fund’s inception. The Board considered the Adviser’s observation that the Fund’s strategy of investing in dividend-paying stocks and purchasing put options on the broad equity market generally detracted from performance. While the put options generally provided some support during the sharp market downturns experienced during the past year, the benefit was outweighed by the underperformance during the strong run-up periods. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Sungarden provided were satisfactory.

●	Dunham Appreciation & Income Fund: The Fund’s sub-advisory agreement is not up for renewal at this time.

●	Dunham Corporate/Government Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was in line with or ahead of the Peer Group, the Morningstar category and the return of the benchmark index for the one-year, five-year and ten-year periods. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Dynamic Macro Fund: The Board noted that Mellon Capital Management (“Mellon”), has served as the Fund’s sub-adviser since October 1, 2014 (while the Fund’s inception date was April 30, 2010). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed the Peer Group and the Morningstar category over the one-year, five-year and ten-year periods. The Fund additionally underperformed the benchmark index over the one-year period and since the Fund’s inception. The Board considered that the underperformance was primarily attributable to the previous sub-adviser and the strategy that was implemented prior to 2014. The Board considered that the Fund has outperformed its Peer Group, the Morningstar category and benchmark index since Mellon began managing the Fund’s investments. The Board concluded that the services Mellon provided were satisfactory.

●	Dunham Emerging Markets Stock Fund: The Board noted that Bailard, Inc. (“Bailard”), has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date was December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed the Peer Group over the one-year and five-year periods, and since Bailard began managing the

Fund’s investments. The Fund underperformed the Morningstar category and the benchmark index over the one-year and five-year periods. The Board noted that the Fund was currently on the watch-list and management would recommend a replacement at the March 2019 Board meeting. The Board concluded that Bailard would continue to provide services to the Fund until a replacement sub-adviser was approved.

●	Dunham Floating Rate Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since November 4, 2013 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its benchmark index over the one-year period and since the Fund’s inception. The Board also considered that the Adviser believes that Newfleet should be able to identify and take advantage of inefficiencies in the bank loan market. The Board considered that the Adviser would continue to closely monitor performance. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Focused Large Cap Growth Fund: The Board noted that The Ithaka Group, LLC (“Ithaka”), has served as the Fund’s sub-adviser since December 8, 2011 (the inception date of the Fund), and the Fund may hold a maximum of 35 stocks. The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed the benchmark index over the five-year period and since the Fund’s inception. The Board considered that when the Fund has historically outperformed its Peer Group, Morningstar category average and benchmark index, it has done so by a significant amount. The Board considered that the Adviser continues to believe that Ithaka’s long-term performance should be reasonable. The Board concluded that the services Ithaka provided were satisfactory.

●	Dunham High-Yield Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”), has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed the Morningstar category and the current benchmark index over the one-year, five-year and ten-year periods. The Board considered that this underperformance was primarily achieved by the previous sub-adviser. Since the commencement of PineBridge, the Fund performed in line with the Morningstar category and the benchmark index. The Board considered that the Adviser is optimistic that PineBridge should achieve reasonable long-term performance. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham International Opportunity Bond Fund: The Board noted that Allianz Global Investors U.S. LLC (“Allianz”), and, formerly Rogge Global Partners PLC before it was merged into Allianz in June 2017, has served as the Fund’s sub-adviser since November 4, 2013 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board considered that the Peer Group contained a limited number of funds, and noted that the Fund underperformed its Peer Group, its Morningstar category and benchmark index over the one-year time period and since the Fund’s inception. The Board considered that the Fund’s underperformance relative to its Morningstar category was primarily attributable to the few funds in the category that are foreign bond funds with little exposure to the U.S. bond market. The Fund performed substantially similar to the benchmark index, which does have a similar country and regional exposure compared to the Fund, over each of the time periods measured. The Board concluded that the services Allianz provided were satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital (“Arrowstreet”), has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in line with the Peer Group, the Morningstar category and the return of the benchmark index for the one -year, five-year, and ten-year periods. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Large Cap Value Fund: The Board noted that Rothschild & Co. Asset Management US Inc. (“Rothschild”), has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund underperformed its Peer Group and Morningstar category over the one-year and five-year periods and since Rothschild began managing the Fund’s investments, and underperformed the benchmark index over the five-year period and since Rothschild began managing the Fund’s investments. The Board considered that the Adviser believes that Rothschild will provide reasonable performance over the long-term. The Board concluded that the services Rothschild provided were satisfactory.

●	Dunham Monthly Distribution Fund: The Board noted that Perella Weinberg Partners Capital Management LP (“Perella”), has served as the Fund’s sub-adviser since April 4, 2017 (while the Fund’s inception date is September 29, 2008). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was in line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year period since Perella began managing the Fund’s investments. The Board concluded that the services Perella provided were satisfactory.

●	Dunham Real Estate Stock Fund: The Board noted that Barings Asset Management Limited (“Barings”), has served as the Fund’s sub-adviser since May 1, 2012 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted the Fund underperformed its Peer Group and the Morningstar category over the one-year period. The Fund underperformed the benchmark index over the one-year and five-year period and since Barings began managing the Fund’s investments. The Board considered that the Adviser believes that Barings’ strategy has the potential to produce reasonable returns for the Fund. The Board concluded that the services Barings provided were satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted that the Fund’s total return was higher than or in line with the Peer Group, the Morningstar category and the return of the benchmark index for the one-year, five-year, and ten-year periods, and since Pier began managing the Fund’s investments. The Board concluded that the services Pier provided were satisfactory.

●	Dunham Small Cap Value Fund: The Board noted that Piermont Capital Management, Inc. (“Piermont”), has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date is December 10, 2004). The Board reviewed the Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board noted the Fund underperformed the Morningstar average over the ten-year period. However, since Piermont began managing the Fund, the Fund has performed in line with or outperformed its Peer Group, the Morningstar category and the benchmark index. The Board concluded that the services Piermont provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements are in the best interests of each Fund.

Meeting of the Board of Trustees Held on March 19, 2019

On March 19, 2019, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, new sub-advisory agreements with two sub-advisers for certain Trust series (the “Funds”). The sub-advisory agreements are collectively referred to as the “Sub-Advisory Agreements.” The Funds and the relevant sub-advisers with new sub-advisory agreements include:

Fund	Sub-Advisory Agreement
Dunham Emerging Markets Stock Fund	NS Partners Ltd. (“NS Partners”)[1]
Dunham Small Cap Value Fund	Ziegler Capital Management LLC[2]

The Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the sub-advisers provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the new Sub-Advisory Agreements and the factors they should consider in evaluating the Sub-Advisory Agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters.

[1]	NS Partners’ sub-advisory agreement would take effect on or about April 1, 2019. NS Partners would take over sub-advisory responsibilities from Bailard, Inc.

[2]	This sub-advisory agreement would take effect upon the change of control of Piermont Capital Management, Inc., when Piermont Capital merges with Ziegler Capital.

The Board determined that, given the totality of the information provided with respect to each Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreements. The Independent Trustees and Fund counsel also met to consider the Sub-Advisory Agreements.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Sub-Advisory Agreements be approved. In considering the approval of the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

I.              Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular:

●	Dunham Emerging Markets Stock Fund: NS Partners Ltd. (“NS Partners”) was founded in 1988 and is an independent investment management firm specializing in actively managed global equity portfolios on behalf of major companies, pension funds, foundations and high net worth individuals. NS Partners is a wholly owned subsidiary of NS Partners UK LLP. CC&L Financial Group is a 50% owner in NS Partners with the NS Partners team of senior managers owning the remaining 50%. While NS Partners does not currently advise or sub-advise a mutual fund, NS Partners and the CC&L Financial Group have considerable experience in managing mutual fund assets in the U.S. and Canada. In total across all affiliates, CC&L Financial Group is sub-adviser to over U.S. $9 billion in mutual fund assets in Canada and the U.S. The Board concluded that the services of NS Partners should be satisfactory.

●	Dunham Small Cap Value Fund: Ziegler Capital Management LLC (“Ziegler Capital”) plans to acquire Piermont on or about April 1, 2019. The entire Piermont investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board further considered that the business combination will allow Ziegler Capital to provide additional compliance and operations services resources to the Fund. The Board concluded that the services Piermont would provide as part of the Ziegler Capital organization should be satisfactory.

Performance. The Board reviewed each Fund’s total return compared to the total returns of the Peer Group and the funds included in the Morningstar category. The Board also noted in particular:

●	Dunham Emerging Markets Stock Fund: NS Partners Master Global Emerging Market Composite (US-Net) performed as follows relative to its composite benchmark (which is 56.62% MSCI Emerging Markets Net & 43.38% MSCI Emerging Markets): -15.04%, 8.99%, 3.09% and 10.17% for the composite over a 1-, 3-, 5-, and 10-year period respectively, compared to its composite benchmark of -14.44%, 9.57%, 1.98% and 8.36% over the same periods. The Board concluded that the services of NS Partners should be satisfactory.

●	Dunham Small Cap Value Fund: At the December 2018 Board meeting, the Board had noted that Piermont Capital Management, Inc. (“Piermont”), has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date is December 10, 2004). The Board noted that since Piermont began managing the Fund, the Fund has performed in line with or outperformed its Peer

Group, the Morningstar category and the benchmark index. The Board concluded that the services Piermont provided were satisfactory.

At the March meeting, given Ziegler Capital’s planned acquisition of Piermont, the Board considered that the entire Piermont investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The Board, moreover, considered that the Fund’s investment discipline, process, tools and models will remain unchanged. The Board concluded that the services Piermont would provide as part of the Ziegler Capital organization should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders.

The Board also noted in particular:

●	Dunham Emerging Markets Stock Fund: The Board considered the new sub-advisory fee schedule with NS Partners. The Board noted that the proposed base fee had been reduced from 50 basis points with the previous sub-adviser to 45 basis points with NS Partners. In addition, the Board noted that the proposed performance fee amount remained the same at plus or minus 40 basis points, resulting in the overall fulcrum fee rate ranging from 5 basis points up to 85 basis points. The Board compared this to the fulcrum fee range with the previous sub-adviser of 10 basis points to 90 basis points.

●	Dunham Small Cap Value Fund: The Board considered that the Fund’s sub-advisory fee schedule will remain the same after Piermont merges with Ziegler Capital on or about April 1, 2019.

The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

II.             All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreements for each Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreements are in the best interests of each Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/18	4/30/19	Period*	4/30/19	Period*
Class N:
Floating Rate Bond Fund	0.99%	$1,000.00	$1,017.80	$4.95	$1,019.89	$4.96
Long/Short Credit Fund	1.29%	$1,000.00	$1,027.00	$6.48	$1,018.40	$6.46
Corporate/Government Bond Fund	1.17%	$1,000.00	$1,047.30	$5.94	$1,018.99	$5.86
Monthly Distribution Fund	1.62%	$1,000.00	$1,025.50	$8.14	$1,016.76	$8.10
Dynamic Macro Fund	1.44%	$1,000.00	$1,064.10	$7.37	$1,017.65	$7.20
High-Yield Bond Fund	1.20%	$1,000.00	$1,059.70	$6.13	$1,018.84	$6.01
International Opportunity Bond Fund	1.34%	$1,000.00	$1,022.30	$6.72	$1,018.15	$6.71
Large Cap Value Fund	1.06%	$1,000.00	$1,082.50	$5.47	$1,019.54	$5.31
Focused Large Cap Growth Fund	1.36%	$1,000.00	$1,189.80	$7.38	$1,018.05	$6.81
International Stock Fund	1.52%	$1,000.00	$1,051.50	$7.73	$1,017.26	$7.60
Real Estate Stock Fund	1.08%	$1,000.00	$1,127.30	$5.70	$1,019.44	$5.41
Small Cap Value Fund	1.68%	$1,000.00	$1,050.60	$8.54	$1,016.46	$8.40
Small Cap Growth Fund	2.03%	$1,000.00	$1,089.00	$10.51	$1,014.73	$10.14
Emerging Markets Stock Fund	1.20%	$1,000.00	$1,126.20	$6.33	$1,018.84	$6.01
Class A:
Floating Rate Bond Fund	1.24%	$1,000.00	$1,016.60	$6.20	$1,018.65	$6.21
Long/Short Credit Fund	1.50%	$1,000.00	$1,025.80	$7.53	$1,017.36	$7.50
Corporate/Government Bond Fund	1.42%	$1,000.00	$1,046.10	$7.20	$1,017.75	$7.10
Monthly Distribution Fund	1.86%	$1,000.00	$1,024.20	$9.34	$1,015.57	$9.30
Dynamic Macro Fund	1.69%	$1,000.00	$1,062.10	$8.64	$1,016.41	$8.45
High-Yield Bond Fund	1.45%	$1,000.00	$1,059.00	$7.40	$1,017.60	$7.25
International Opportunity Bond Fund	1.59%	$1,000.00	$1,020.10	$7.96	$1,016.91	$7.95
Large Cap Value Fund	1.31%	$1,000.00	$1,088.00	$6.78	$1,018.30	$6.56
Focused Large Cap Growth Fund	1.61%	$1,000.00	$1,188.10	$8.73	$1,016.81	$8.05
International Stock Fund	1.77%	$1,000.00	$1,050.40	$9.00	$1,016.02	$8.85
Real Estate Stock Fund	1.33%	$1,000.00	$1,125.60	$7.01	$1,018.20	$6.66
Small Cap Value Fund	1.93%	$1,000.00	$1,049.00	$9.81	$1,015.22	$9.64
Small Cap Growth Fund	2.28%	$1,000.00	$1,087.50	$11.80	$1,013.49	$11.38
Emerging Markets Stock Fund	1.45%	$1,000.00	$1,125.10	$7.64	$1,017.60	$7.25

DUNHAM FUNDS’ EXPENSES (Unaudited)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/18	4/30/19	Period*	4/30/19	Period*
Class C:
Floating Rate Bond Fund	1.74%	$1,000.00	$1,014.20	$8.69	$1,016.17	$8.70
Long/Short Credit Fund	2.24%	$1,000.00	$1,021.80	$11.23	$1,013.69	$11.18
Corporate/Government Bond Fund	1.92%	$1,000.00	$1,043.80	$9.73	$1,015.27	$9.59
Monthly Distribution Fund	2.61%	$1,000.00	$1,020.20	$13.07	$1,011.85	$13.02
Dynamic Macro Fund	2.44%	$1,000.00	$1,058.50	$12.45	$1,012.69	$12.18
High-Yield Bond Fund	1.95%	$1,000.00	$1,056.20	$9.94	$1,015.12	$9.74
International Opportunity Bond Fund	2.09%	$1,000.00	$1,017.80	$10.46	$1,014.43	$10.44
Large Cap Value Fund	2.06%	$1,000.00	$1,076.80	$10.61	$1,014.58	$10.29
Focused Large Cap Growth Fund	2.36%	$1,000.00	$1,183.90	$12.78	$1,013.09	$11.78
International Stock Fund	2.52%	$1,000.00	$1,046.50	$12.79	$1,012.30	$12.57
Real Estate Stock Fund	2.08%	$1,000.00	$1,122.00	$10.94	$1,014.48	$10.39
Small Cap Value Fund	2.68%	$1,000.00	$1,044.80	$13.59	$1,011.50	$13.37
Small Cap Growth Fund	3.03%	$1,000.00	$1,083.60	$15.65	$1,009.77	$15.10
Emerging Markets Stock Fund	2.20%	$1,000.00	$1,120.30	$11.57	$1,013.88	$10.99

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2019).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commision’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/9/2019

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/9/2019